UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

Fundamental Large Cap Core Fund

(Formerly known as John Hancock Large Cap Equity Fund)

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
29	Notes to financial statements
38	Auditor's report
39	Tax information
40	Continuation of investment advisory and subadvisory agreements
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rose, despite volatility

U.S. stocks reached a new record over the summer, but were buffeted throughout the year by shifting expectations for U.S. economic growth and interest rates.

More-defensive sectors led the way

The dividend-paying utilities, telecommunication services, and consumer staples sectors were among the best performers in the S&P 500 Index this past year.

Security selection and sector allocation hampered performance

The fund lost ground versus the index in the financials, information technology, and consumer discretionary sectors, which together accounted for about two-thirds of assets.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

Large company stocks could fall out of favor, and value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What drove the market for the 12-month period ended October 31, 2016?

Concern over China's slowing economic growth, disappointing domestic economic reports, weak commodity prices, and uncertainty around the outlook for U.S. interest rates caused the market to decline early in the period. Despite a brief rally following the U.S. Federal Reserve's decision to inch its key short-term interest-rate target higher last December, stocks continued to sink, hurt by a rout in the junk bond market and a further collapse in already low oil prices.

However, improved U.S. economic reports, better news out of China, and a revival in oil prices triggered a rally that started in mid-February and extended through much of the spring. The U.K.'s surprise vote in late June to leave the European Union temporarily caused a sharp decline in stock markets worldwide, delaying an increase in U.S. interest rates, but support from central banks, record low bond yields worldwide, some better-than-expected corporate earnings reports, and a positive jobs report drove U.S. stocks to new highs over the summer. Negative headlines in the financials sector, renewed interest-rate concerns, and an unpredictable U.S. presidential election race added volatility this fall, leaving the fund's benchmark S&P 500 Index with a relatively muted 4.51% gain for the 12-month period.

Which sectors led the S&P 500 Index higher?

Some of the strongest returns this past year came from the dividend-paying utilities, telecommunication services, and consumer staples sectors; the other standout was information technology. By contrast, healthcare and consumer discretionary posted modest declines for the one-year period, with the former hurt by concerns that legislators would impose drug price caps and the latter by worries that consumer spending could slow. The financials sector, another large benchmark component, edged higher, but was kept in check by continued low interest rates.

How did the fund fare in this environment?

Results were disappointing. Our long-term focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices compared with our estimate of intrinsic value did not deliver the results we would have

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       4

"Security selection was the biggest detractor from the fund's performance compared to the index, although sector allocation also hurt."
liked over this period. Security selection was the biggest detractor from the fund's performance compared with the index, although sector allocation also hurt. In terms of sectors, picks in financials, coupled with a large overweight, hurt the most. Investment choices in information technology and positioning in consumer discretionary and consumer staples also hindered performance.

Which stocks had the most negative impact on performance?

A number of the fund's biggest relative detractors came from the consumer discretionary sector, led by an out-of-index position in premium mattress company Tempur Sealy International, Inc., which fell sharply after the mattress company reduced its earnings and revenue outlook due to expectations of a slowdown in consumer spending. Concern about the company's decision to stop its practice of promotional discounting also weighed on the stock.

In addition, an overweighting in fashion apparel and home goods company Ralph Lauren Corp. detracted, as the stock pulled back due to investor impatience with the new CEO's efforts to turn the business around. Online competition that hindered department store sales across the industry, sluggish global economic growth, and the strong U.S. dollar further hindered the company's revenue growth. Another disappointment was home builder Lennar Corp., which saw its stock slide as rising labor costs led to softer-than-expected profits industrywide.

Were there disappointments elsewhere?

Shares of professional networking site LinkedIn Corp. collapsed in the first quarter of 2016 when

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Apple, Inc.	6.1
Amazon.com, Inc.	5.8
Facebook, Inc., Class A	5.6
Bank of America Corp.	4.4
Citigroup, Inc.	4.3
JPMorgan Chase & Co.	4.2
Alphabet, Inc., Class A	3.1
Tempur Sealy International, Inc.	2.9
American International Group, Inc.	2.9
The Goldman Sachs Group, Inc.	2.5
TOTAL	41.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       5

"Investment choices in information technology and positioning in consumer discretionary and consumer staples also hindered performance."
the company gave lower-than-expected guidance for its advertising business. The stock bounced back after the company received a generous buyout offer in June, but was still down for the year. We eliminated the fund's position.

In financials, the most notable disappointment was Citigroup, Inc., a large overweight. Its stock was pressured by continued low interest rates as well as weak oil prices and sluggish global economic growth that weighed on the bank's energy and international loan exposure.

Elsewhere, a stake in Switzerland-based pharmaceuticals Novartis AG detracted from relative performance, as the turnaround of its Alcon eye care division took longer than expected. LinkedIn and Novartis were not in the S&P 500 Index, which magnified their impact on relative performance.

Where did the fund pick up ground versus the index?

The fund was well served by underexposure to the weak-performing healthcare sector, where many stocks seemed to be overvalued, in our opinion. In addition, the stocks the fund held in healthcare fared a bit better than those in the index.

In terms of individual contributors, the most notable impact came from e-commerce leader Amazon.com, Inc., a large overweight. The company's increased financial disclosure, fast-growing cloud computing business, and dominance in online retail helped drive its share price sharply higher. Another consumer discretionary standout was Germany-based athletic apparel company Adidas AG, an out-of-index position. Its shares rose as the company's turnaround efforts led to better-than-expected financial results. The appointment of a new, well-regarded CEO last January fueled added gains. We locked in profits and sold Adidas during the first quarter of 2016.

Which other stocks aided relative performance?

A sizable overweight in social networking company Facebook, Inc., a top holding, aided performance, as strong revenue growth from advertising on mobile devices helped fuel a 28% return for the one-year period. Another standout was mobile semiconductor company QUALCOMM, Inc., which benefited from settling some royalty issues in China and from late-period news that it would redeploy some of its cash to acquire Netherlands-based NXP Semiconductors N.V. (not in the portfolio). Investors reacted positively to the purchase, which will help QUALCOMM diversify into chips for the automotive, security, and mobile payment industries.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       6

How was the fund positioned at period end?

We've maintained an economically sensitive bias, with sizable overweights in financials, where we think many companies stand to benefit from higher interest rates, and in consumer discretionary, where we've favored companies positioned to gain from continued recovery in the U.S. housing market and a pickup in consumer spending. We've also kept a significant stake in information technology, which at period end was a slight underweight relative to the benchmark.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-4.66	11.54	8.19	72.63	119.65
Class B	-5.29	11.59	8.09	73.04	117.77
Class C	-1.35	11.84	7.93	74.99	114.46
Class I1	0.63	13.01	9.11	84.33	139.09
Class R1[1,2]	-0.03	12.28	8.33	78.48	122.63
Class R2[1,2]	0.24	12.63	8.70	81.25	130.33
Class R3[1,2]	0.09	12.38	8.42	79.28	124.48
Class R4[1,2]	0.47	12.82	8.79	82.78	132.16
Class R5[1,2]	0.68	13.06	9.07	84.74	138.28
Class R6[1,2]	0.76	13.13	9.19	85.27	140.94
Index†	4.51	13.57	6.70	88.90	91.24

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.05	1.80	1.80	0.79	1.44	1.19	1.34	1.04	0.74	0.70
Net (%)	1.05	1.80	1.80	0.78	1.44	1.19	1.34	0.94	0.74	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-06	21,777	21,777	19,124
Class C3	10-31-06	21,446	21,446	19,124
Class I1	10-31-06	23,909	23,909	19,124
Class R1[1,2]	10-31-06	22,263	22,263	19,124
Class R2[1,2]	10-31-06	23,033	23,033	19,124
Class R3[1,2]	10-31-06	22,448	22,448	19,124
Class R4[1,2]	10-31-06	23,216	23,216	19,124
Class R5[1,2]	10-31-06	23,828	23,828	19,124
Class R6[1,2]	10-31-06	24,094	24,094	19,124

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, and Class R6 shares, as applicable.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,051.30	$5.41	1.05%
Class B	1,000.00	1,047.30	9.26	1.80%
Class C	1,000.00	1,047.30	9.26	1.80%
Class I	1,000.00	1,052.50	4.02	0.78%
Class R1	1,000.00	1,049.30	7.47	1.45%
Class R2	1,000.00	1,050.50	6.19	1.20%
Class R3	1,000.00	1,049.60	6.90	1.34%
Class R4	1,000.00	1,051.70	4.85	0.94%
Class R5	1,000.00	1,052.90	3.82	0.74%
Class R6	1,000.00	1,053.10	3.51	0.68%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.90	$5.33	1.05%
Class B	1,000.00	1,016.10	9.12	1.80%
Class C	1,000.00	1,016.10	9.12	1.80%
Class I	1,000.00	1,021.20	3.96	0.78%
Class R1	1,000.00	1,017.80	7.35	1.45%
Class R2	1,000.00	1,019.10	6.09	1.20%
Class R3	1,000.00	1,018.40	6.80	1.34%
Class R4	1,000.00	1,020.40	4.77	0.94%
Class R5	1,000.00	1,021.40	3.76	0.74%
Class R6	1,000.00	1,021.70	3.46	0.68%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 98.3%		$3,482,936,016
(Cost $2,959,733,421)
Consumer discretionary 19.5%		689,272,059
Household durables 7.2%
Lennar Corp., Class A	1,799,123	75,005,438
NVR, Inc. (I)	48,897	74,470,131
Tempur Sealy International, Inc. (I)	1,931,868	104,456,103
Internet and direct marketing retail 5.8%
Amazon.com, Inc. (I)	262,011	206,941,528
Leisure products 2.1%
Polaris Industries, Inc.	958,933	73,463,857
Specialty retail 4.0%
CarMax, Inc. (I)	1,322,264	66,033,864
Group 1 Automotive, Inc.	174,190	10,498,431
Lowe's Companies, Inc.	963,376	64,209,010
Textiles, apparel and luxury goods 0.4%
Ralph Lauren Corp.	144,686	14,193,697
Consumer staples 9.0%		320,239,281
Beverages 3.7%
Anheuser-Busch InBev NV, ADR	489,509	56,533,394
Diageo PLC, ADR	374,275	40,245,791
PepsiCo, Inc.	336,934	36,119,325
Food and staples retailing 1.7%
CVS Health Corp.	722,242	60,740,552
Food products 2.6%
Danone SA	803,879	55,755,708
Mead Johnson Nutrition Company	473,345	35,392,006
Household products 1.0%
The Procter & Gamble Company	408,439	35,452,505
Energy 5.6%		199,225,686
Energy equipment and services 2.2%
Schlumberger, Ltd.	988,336	77,317,525
Oil, gas and consumable fuels 3.4%
Chevron Corp.	260,524	27,289,889
Exxon Mobil Corp.	558,533	46,536,970
Occidental Petroleum Corp.	659,461	48,081,302
Financials 25.1%		890,623,244
Banks 13.9%
Bank of America Corp.	9,387,414	154,892,331

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
CIT Group, Inc.	91,880	$3,338,000
Citigroup, Inc.	3,122,687	153,480,066
JPMorgan Chase & Co.	2,162,527	149,776,620
Wells Fargo & Company	645,412	29,695,406
Capital markets 6.8%
BlackRock, Inc.	160,418	54,741,038
Morgan Stanley	1,569,729	52,695,803
T. Rowe Price Group, Inc.	700,511	44,839,709
The Goldman Sachs Group, Inc.	497,322	88,642,673
Consumer finance 1.0%
American Express Company	558,093	37,068,537
Insurance 3.4%
American International Group, Inc.	1,668,228	102,929,668
Prudential Financial, Inc.	218,462	18,523,393
Health care 7.9%		279,722,446
Biotechnology 2.1%
Amgen, Inc.	531,204	74,984,757
Health care equipment and supplies 1.7%
Medtronic PLC	737,630	60,500,413
Health care providers and services 1.2%
Express Scripts Holding Company (I)	630,217	42,476,626
Pharmaceuticals 2.9%
Merck & Company, Inc.	1,048,954	61,594,579
Novartis AG, ADR	565,560	40,166,071
Industrials 9.7%		341,586,473
Aerospace and defense 1.5%
United Technologies Corp.	529,294	54,093,847
Air freight and logistics 1.3%
United Parcel Service, Inc., Class B	418,873	45,137,754
Industrial conglomerates 1.6%
General Electric Company	1,962,930	57,121,263
Machinery 0.8%
Caterpillar, Inc.	309,144	25,801,158
Professional services 1.9%
IHS Markit, Ltd. (I)	1,796,611	66,097,319
Road and rail 1.6%
Union Pacific Corp.	646,069	56,970,364
Trading companies and distributors 1.0%
United Rentals, Inc. (I)	480,634	36,364,768

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       13

			Shares	Value
Information technology 21.5%				$762,266,827
Communications equipment 1.5%
Cisco Systems, Inc.			1,713,732	52,577,298
Internet software and services 10.3%
Alphabet, Inc., Class A (I)			135,782	109,969,842
Alphabet, Inc., Class C (I)			70,704	55,470,116
Facebook, Inc., Class A (I)			1,514,584	198,395,358
IT services 1.1%
Visa, Inc., A Shares			484,968	40,014,710
Semiconductors and semiconductor equipment 1.7%
QUALCOMM, Inc.			890,991	61,228,902
Software 0.8%
Oracle Corp.			744,722	28,612,219
Technology hardware, storage and peripherals 6.1%
Apple, Inc.			1,902,399	215,998,382
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.8%				$64,046,000
(Cost $64,046,000)
U.S. Government Agency 0.2%				8,142,000
Federal Home Loan Bank Discount Note	0.150	11-01-16	8,142,000	8,142,000
			Par value^	Value
Repurchase agreement 1.6%				55,904,000
Barclays Tri-Party Repurchase Agreement dated 10-31-16 at 0.320% to be repurchased at $50,667,450 on 11-1-16, collateralized by $49,428,700 U.S. Treasury Inflation Indexed Bonds, 0.750% - 3.625% due 4-15-28 to 2-15-45 (valued at $50,398,574, including interest) and $1,195,900 U.S. Treasury Inflation Indexed Notes, 0.125% due 7-15-26 (valued at $1,202,506, including interest)			50,667,000	$50,667,000
Repurchase Agreement with State Street Corp. dated 10-31-16 at 0.030% to be repurchased at $5,237,004 on 11-1-16, collateralized by $5,340,000 Federal Home Loan Mortgage Corp., 1.000% due 8-15-18 (valued at $5,346,675, including interest)			5,237,000	5,237,000
Total investments (Cost $3,023,779,421)† 100.1%				$3,546,982,016
Other assets and liabilities, net (0.1%)				($4,111,829)
Total net assets 100.0%				$3,542,870,187

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       14

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $3,025,702,509. Net unrealized appreciation aggregated to $521,279,507, of which $586,552,171 related to appreciated investment securities and $65,272,664 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $3,023,779,421)	$3,546,982,016
Cash	534
Receivable for fund shares sold	6,921,999
Dividends and interest receivable	2,462,675
Other receivables and prepaid expenses	80,352
Total assets	3,556,447,576
Liabilities
Payable for investments purchased	5,769,191
Payable for fund shares repurchased	4,470,628
Payable to affiliates
Accounting and legal services fees	191,890
Transfer agent fees	364,906
Distribution and service fees	618,132
Trustees' fees	698
Investment management fees	1,854,903
Other liabilities and accrued expenses	307,041
Total liabilities	13,577,389
Net assets	$3,542,870,187
Net assets consist of
Paid-in capital	$2,862,513,208
Undistributed net investment income	19,736,383
Accumulated net realized gain (loss) on investments and foreign currency transactions	137,418,034
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	523,202,562
Net assets	$3,542,870,187

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,518,969,198 ÷ 35,810,465 shares)[1]	$42.42
Class B ($40,718,663 ÷ 1,062,156 shares)[1]	$38.34
Class C ($289,846,685 ÷ 7,562,001 shares)[1]	$38.33
Class I ($1,664,831,165 ÷ 37,723,354 shares)	$44.13
Class R1 ($7,496,209 ÷ 172,494 shares)	$43.46
Class R2 ($2,667,439 ÷ 60,723 shares)	$43.93
Class R3 ($2,368,672 ÷ 54,362 shares)	$43.57
Class R4 ($2,495,912 ÷ 56,836 shares)	$43.91
Class R5 ($1,325,121 ÷ 29,979 shares)	$44.20
Class R6 ($12,151,123 ÷ 274,860 shares)	$44.21
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$44.65

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$59,274,259
Interest	199,313
Less foreign taxes withheld	(509,097)
Total investment income	58,964,475
Expenses
Investment management fees	22,590,889
Distribution and service fees	7,461,024
Accounting and legal services fees	755,052
Transfer agent fees	4,299,247
Trustees' fees	57,316
State registration fees	205,627
Printing and postage	342,914
Professional fees	220,268
Custodian fees	457,583
Registration and filing fees	5,231
Other	128,721
Total expenses	36,523,872
Less expense reductions	(351,307)
Net expenses	36,172,565
Net investment income	22,791,910
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	142,213,544
142,213,544
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(155,646,587)
(155,646,587)
Net realized and unrealized loss	(13,433,043)
Increase in net assets from operations	$9,358,867

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$22,791,910	$12,803,294
Net realized gain	142,213,544	195,202,516
Change in net unrealized appreciation (depreciation)	(155,646,587)	66,983,214
Increase in net assets resulting from operations	9,358,867	274,989,024
Distributions to shareholders
From net investment income
Class A	(4,455,241)	(4,931,300)
Class I	(9,072,382)	(4,719,103)
Class R1	—	(44)
Class R2	(3,293)	(3,536)
Class R3	(374)	(979)
Class R4	(9,966)	(10,908)
Class R5	(9,796)	(10,830)
Class R6	(55,252)	(25,718)
From net realized gain
Class A	(19,320,886)	—
Class B	(812,375)	—
Class C	(4,129,421)	—
Class I	(20,951,916)	—
Class R1	(86,556)	—
Class R2	(25,448)	—
Class R3	(17,853)	—
Class R4	(32,137)	—
Class R5	(21,543)	—
Class R6	(109,344)	—
Total distributions	(59,113,783)	(9,702,418)
From fund share transactions	(281,145,904)	737,313,470
Issued in reorganization	52,226,666	—
Total from fund share transactions	(228,919,238)	737,313,470
Total increase (decrease)	(278,674,154)	1,002,600,076
Net assets
Beginning of year	3,821,544,341	2,818,944,265
End of year	$3,542,870,187	$3,821,544,341
Undistributed net investment income	$19,736,383	$10,951,483

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       18

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$42.89	$39.44	$34.92	$27.52	$24.14
Net investment income[1]	0.23	0.16	0.16	0.26	0.19
Net realized and unrealized gain (loss) on investments	(0.07)	3.42	4.56	7.40	3.20
Total from investment operations	0.16	3.58	4.72	7.66	3.39
Less distributions
From net investment income	(0.12)	(0.13)	(0.20)	(0.26)	(0.01)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.63)	(0.13)	(0.20)	(0.26)	(0.01)
Net asset value, end of period	$42.42	$42.89	$39.44	$34.92	$27.52
Total return (%)[2,3]	0.37	9.11	13.59	28.07	14.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1,519	$1,629	$1,541	$1,044	$943
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.05	1.06	1.10	1.14
Expenses including reductions	1.05	1.04	1.06	1.10	1.14
Net investment income	0.57	0.40	0.43	0.83	0.74
Portfolio turnover (%)	20 [4]	22	21 [4]	31	108

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       19

Class B Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$38.99	$36.01	$31.94	$25.20	$22.25
Net investment income (loss)[1]	(0.06)	(0.13)	(0.11)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(0.08)	3.11	4.18	6.79	2.96
Total from investment operations	(0.14)	2.98	4.07	6.81	2.95
Less distributions
From net investment income	—	—	—	(0.07)	—
From net realized gain	(0.51)	—	—	—	—
Total Distributions	(0.51)	—	—	(0.07)	—
Net asset value, end of period	$38.34	$38.99	$36.01	$31.94	$25.20
Total return (%)[2,3]	(0.37)	8.28	12.74	27.07	13.26
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$65	$79	$74	$69
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.80	1.81	1.86	1.89
Expenses including reductions	1.80	1.79	1.81	1.85	1.89
Net investment income (loss)	(0.17)	(0.34)	(0.31)	0.08	(0.04)
Portfolio turnover (%)	20 [4]	22	21 [4]	31	108

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       20

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$38.98	$36.00	$31.93	$25.19	$22.25
Net investment income (loss)[1]	(0.07)	(0.13)	(0.11)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(0.07)	3.11	4.18	6.79	2.95
Total from investment operations	(0.14)	2.98	4.07	6.81	2.94
Less distributions
From net investment income	—	—	—	(0.07)	—
From net realized gain	(0.51)	—	—	—	—
Total Distributions	(0.51)	—	—	(0.07)	—
Net asset value, end of period	$38.33	$38.98	$36.00	$31.93	$25.19
Total return (%)[2,3]	(0.37)	8.28	12.75	27.08	13.21
Ratios and supplemental data
Net assets, end of period (in millions)	$290	$314	$300	$267	$235
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.80	1.81	1.85	1.89
Expenses including reductions	1.80	1.79	1.81	1.85	1.89
Net investment income (loss)	(0.18)	(0.35)	(0.32)	0.07	(0.03)
Portfolio turnover (%)	20 [4]	22	21 [4]	31	108

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       21

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$44.58	$40.97	$36.28	$28.58	$25.00
Net investment income[1]	0.36	0.27	0.26	0.35	0.29
Net realized and unrealized gain (loss) on investments	(0.08)	3.55	4.75	7.70	3.32
Total from investment operations	0.28	3.82	5.01	8.05	3.61
Less distributions
From net investment income	(0.22)	(0.21)	(0.32)	(0.35)	(0.03)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.73)	(0.21)	(0.32)	(0.35)	(0.03)
Net asset value, end of period	$44.13	$44.58	$40.97	$36.28	$28.58
Total return (%)[2]	0.63	9.40	13.90	28.45	14.45
Ratios and supplemental data
Net assets, end of period (in millions)	$1,665	$1,789	$880	$428	$226
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.79	0.80	0.80	0.80
Expenses including reductions	0.78	0.78	0.79	0.80	0.80
Net investment income	0.84	0.65	0.68	1.09	1.08
Portfolio turnover (%)	20 [3]	22	21 [3]	31	108

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       22

Class R1 Shares Period ended	10-31-16	10-31-15		10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$43.98	$40.47		$35.85	$28.26	$24.85
Net investment income[1]	0.07	0.01		0.02	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.08)	3.50		4.69	7.62	3.31
Total from investment operations	(0.01)	3.51		4.71	7.77	3.41
Less distributions
From net investment income	—	—	[2]	(0.09)	(0.18)	—	[2]
From net realized gain	(0.51)	—		—	—	—
Total distributions	(0.51)	—	[2]	(0.09)	(0.18)	—	[2]
Net asset value, end of period	$43.46	$43.98		$40.47	$35.85	$28.26
Total return (%)[3]	(0.03)	8.67		13.18	27.63	13.73
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$7		$7	$8	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	1.44		1.45	1.44	1.45
Expenses including reductions	1.44	1.43		1.44	1.43	1.45
Net investment income	0.18	0.01		0.06	0.48	0.38
Portfolio turnover (%)	20 [4]	22		21 [4]	31	108

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       23

Class R2 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$44.40	$40.84	$36.22	$28.56	$26.69
Net investment income[2]	0.18	0.11	0.11	0.25	0.11
Net realized and unrealized gain (loss) on investments	(0.08)	3.53	4.74	7.71	1.76
Total from investment operations	0.10	3.64	4.85	7.96	1.87
Less distributions
From net investment income	(0.06)	(0.08)	(0.23)	(0.30)	—
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.57)	(0.08)	(0.23)	(0.30)	—
Net asset value, end of period	$43.93	$44.40	$40.84	$36.22	$28.56
Total return (%)[3]	0.24	8.95	13.46	28.13	7.01
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$2	$1	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.19	1.19	1.07	0.97
Expenses including reductions	1.19	1.18	1.18	1.06	0.97
Net investment income	0.43	0.25	0.28	0.76	0.58
Portfolio turnover (%)	20 [5]	22	21 [5]	31	108	[6]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.
5	Excludes merger activity.
6	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       24

Class R3 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$44.05	$40.52	$35.90	$28.30	$24.87
Net investment income[1]	0.12	0.05	0.06	0.18	0.12
Net realized and unrealized gain (loss) on investments	(0.08)	3.51	4.69	7.61	3.32
Total from investment operations	0.04	3.56	4.75	7.79	3.44
Less distributions
From net investment income	(0.01)	(0.03)	(0.13)	(0.19)	(0.01)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.52)	(0.03)	(0.13)	(0.19)	(0.01)
Net asset value, end of period	$43.57	$44.05	$40.52	$35.90	$28.30
Total return (%)[2]	0.09	8.80	13.26	27.70	13.82
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.32	1.35	1.36	1.37
Expenses including reductions	1.33	1.32	1.34	1.36	1.37
Net investment income	0.28	0.12	0.16	0.56	0.47
Portfolio turnover (%)	20 [3]	22	21 [3]	31	108

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       25

Class R4 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$44.37	$40.80	$36.12	$28.47	$24.94
Net investment income[1]	0.29	0.22	0.21	0.29	0.21
Net realized and unrealized gain (loss) on investments	(0.08)	3.52	4.73	7.66	3.34
Total from investment operations	0.21	3.74	4.94	7.95	3.55
Less distributions
From net investment income	(0.16)	(0.17)	(0.26)	(0.30)	(0.02)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.67)	(0.17)	(0.26)	(0.30)	(0.02)
Net asset value, end of period	$43.91	$44.37	$40.80	$36.12	$28.47
Total return (%)[2]	0.47	9.21	13.76	28.19	14.23
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$3	$2	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.05	1.06	1.07
Expenses including reductions	0.93	0.93	0.94	0.95	1.03
Net investment income	0.69	0.51	0.54	0.90	0.78
Portfolio turnover (%)	20 [4]	22	21 [4]	31	108

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       26

Class R5 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$44.64	$41.03	$36.31	$28.61	$25.01
Net investment income[1]	0.38	0.30	0.29	0.37	0.29
Net realized and unrealized gain (loss) on investments	(0.08)	3.54	4.75	7.69	3.34
Total from investment operations	0.30	3.84	5.04	8.06	3.63
Less distributions
From net investment income	(0.23)	(0.23)	(0.32)	(0.36)	(0.03)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.74)	(0.23)	(0.32)	(0.36)	(0.03)
Net asset value, end of period	$44.20	$44.64	$41.03	$36.31	$28.61
Total return (%)[2]	0.68	9.44	13.96	28.47	14.52
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.74	0.75	0.76	0.76
Expenses including reductions	0.74	0.73	0.74	0.76	0.76
Net investment income	0.90	0.71	0.74	1.14	1.08
Portfolio turnover (%)	20 [3]	22	21 [3]	31	108

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       27

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$44.64	$41.04	$36.33	$28.61	$25.00
Net investment income[1]	0.40	0.31	0.32	0.38	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	3.55	4.74	7.70	3.35
Total from investment operations	0.33	3.86	5.06	8.08	3.64
Less distributions
From net investment income	(0.25)	(0.26)	(0.35)	(0.36)	(0.03)
From net realized gain	(0.51)	—	—	—	—
Total distributions	(0.76)	(0.26)	(0.35)	(0.36)	(0.03)
Net asset value, end of period	$44.21	$44.64	$41.04	$36.33	$28.61
Total return (%)[2]	0.76	9.49	14.02	28.56	14.57
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$10	$4	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.72	0.72
Expenses including reductions	0.68	0.68	0.68	0.71	0.72
Net investment income	0.93	0.74	0.82	1.17	1.10
Portfolio turnover (%)	20 [4]	22	21 [4]	31	108

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       28

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund, formerly John Hancock Large Cap Equity Fund, (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective March 1, 2016, John Hancock Large Cap Equity Fund changed its name to John Hancock Fundamental Large Cap Core Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       29

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$689,272,059	$689,272,059	—	—
Consumer staples	320,239,281	264,483,573	$55,755,708	—
Energy	199,225,686	199,225,686	—	—
Financials	890,623,244	890,623,244	—	—
Health care	279,722,446	279,722,446	—	—
Industrials	341,586,473	341,586,473	—	—
Information technology	762,266,827	762,266,827	—	—
Short-term investments	64,046,000	—	64,046,000	—
Total investments in securities	$3,546,982,016	$3,427,180,308	$119,801,708	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs),

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       30

accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016, were $8,525.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October, 31 2016	October, 31 2015
Ordinary Income	$13,606,304	$9,702,418
Long-Term Capital Gain	45,507,479	—
Total	$59,113,783	$9,702,418

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $19,736,383 of undistributed ordinary income and $139,341,122 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis, to the sum of: a) 0.625% of the first $3 billion of the fund's average daily net assets; and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B, Class C, and Class I shares of the fund to the extent they exceed 1.82%, 1.82%, and 0.78%, respectively, of the average annual net assets (on an annualized basis) attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation, indemnification expenses and other extraordinary expenses, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will continue in effect until February 28, 2017, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares. This waiver expires on February 28, 2017, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

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For the year ended October 31, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$114,909	Class R3	$134
Class B	3,785	Class R4	195
Class C	22,142	Class R5	132
Class I	204,033	Class R6	2,602
Class R1	562	Total	$348,671
Class R2	177

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under the service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service Fee	Class	Rule 12b-1 fee	Service Fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,636 for Class R4 shares for the year ended October 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,719,132 for the year ended October 31, 2016. Of this amount, $424,747 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,231,851 was paid as sales commissions to broker-dealers and $62,534 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       33

connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $8,606, $24,189 and $25,802 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,873,410	$1,938,378
Class B	511,742	63,953
Class C	2,985,863	373,559
Class I	-	1,918,705
Class R1	56,773	1,324
Class R2	11,820	416
Class R3	11,520	315
Class R4	9,005	460
Class R5	891	311
Class R6	-	1,826
Total	$7,461,024	$4,299,247

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,791,800	$194,758,270	5,331,050	$216,552,709
Issued in reorganization (Note 8)	205,559	7,416,669	—	—
Distributions reinvested	538,679	22,780,744	123,920	4,694,103
Repurchased	(7,709,370)	(315,750,367)	(6,541,933)	(264,308,079)
Net decrease	(2,173,332)	($90,794,684)	(1,086,963)	($43,061,267)
Class B shares
Sold	37,876	$1,404,021	33,038	$1,218,443
Distributions reinvested	18,861	725,769	—	—
Repurchased	(655,754)	(24,160,449)	(559,213)	(20,688,765)
Net decrease	(599,017)	($22,030,659)	(526,175)	($19,470,322)

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		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class C shares
Sold	988,676	$36,436,117	947,319	$35,082,094
Distributions reinvested	84,172	3,238,094	—	—
Repurchased	(1,553,438)	(57,466,476)	(1,235,467)	(45,747,853)
Net decrease	(480,590)	($17,792,265)	(288,148)	($10,665,759)
Class I shares
Sold	14,438,709	$612,685,943	24,829,033	$1,067,298,071
Issued in reorganization (Note 8)	1,196,021	44,809,997	—	—
Distributions reinvested	112,899	4,956,256	34,987	1,374,627
Repurchased	(18,159,466)	(764,153,551)	(6,214,093)	(262,226,360)
Net increase (decrease)	(2,411,837)	($101,701,355)	18,649,927	$806,446,338
Class R1 shares
Sold	77,163	$3,198,216	62,841	$2,595,572
Distributions reinvested	765	33,275	1	26
Repurchased	(72,768)	(3,067,899)	(79,375)	(3,304,221)
Net increase (decrease)	5,160	$163,592	(16,533)	($708,623)
Class R2 shares
Sold	25,224	$1,035,550	31,930	$1,317,216
Distributions reinvested	555	24,342	42	1,653
Repurchased	(14,028)	(582,738)	(24,653)	(1,041,295)
Net increase	11,751	$477,154	7,319	$277,574
Class R3 shares
Sold	43,422	$1,801,555	16,395	$684,171
Distributions reinvested	419	18,227	25	979
Repurchased	(25,714)	(1,082,165)	(9,287)	(394,883)
Net increase	18,127	$737,617	7,133	$290,267
Class R4 shares
Sold	6,740	$283,588	10,145	$431,021
Distributions reinvested	962	42,103	279	10,908
Repurchased	(13,644)	(588,914)	(13,061)	(560,344)
Net decrease	(5,942)	($263,223)	(2,637)	($118,415)
Class R5 shares
Sold	13,795	$602,810	5,613	$239,134
Distributions reinvested	713	31,339	275	10,830
Repurchased	(21,678)	(939,065)	(15,422)	(640,384)
Net decrease	(7,170)	($304,916)	(9,534)	($390,420)
Class R6 shares
Sold	78,391	$3,307,486	131,697	$5,462,965
Distributions reinvested	3,746	164,596	628	24,669
Repurchased	(20,607)	(882,581)	(18,480)	(773,537)
Net increase	61,530	$2,589,501	113,845	$4,714,097
Total net increase (decrease)	(5,581,320)	($228,919,238)	16,848,234	$737,313,470

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $726,676,038 and $986,154,726, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Reorganization

On January 19, 2016, the shareholders of John Hancock Funds II (JHF II) Fundamental Large Cap Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the John Hancock Investment Trust (JHIT) Large Cap Equity Fund (the Fund and the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Funds's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on February 5, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net Asset Value of the Acquired Fund	Appreciation of the Acquired Fund Investment	Shares Redeemed by the Acquired Fund	Shares Issued by the Acquiring Fund	Acquiring Fund Net Assets Prior to Combination	Acquiring Fund Total Net Assets After Combination
JHIT Large Cap Equity Fund*	JHF II Fundamental Large Cap Core Fund	$52,226,666	$1,156,489	3,984,629	1,401,580	$3,310,447,915	$3,362,674,581

* JHIT Large Cap Equity Fund changed its name to JHIT Fundamental Large Cap Core Fund on March 1, 2016.

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund's Statement of operations at October 31, 2016. See Note 5 for capital shares issued in connection with the above referenced reorganization.

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Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund):

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund) (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       38

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $45,507,479 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund) (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2015 and underperformed its benchmark index for the three- and five-year periods ended December 31, 2015. The Board also noted

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that the fund outperformed its peer group average for the one- and three-year periods ended December 31, 2015 and underperformed its peer group average for the five-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the one- and three-year periods. The Board also noted that the fund outperformed its benchmark and ranked in the top decile of its peer group for the ten-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also

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considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

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Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327094	50A 10/16 12/16

John Hancock

Balanced Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
38	Financial statements
42	Financial highlights
52	Notes to financial statements
60	Auditor's report
61	Tax information
62	Continuation of investment advisory and subadvisory agreements
67	Trustees and Officers
71	More information

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Volatile financial markets

U.S. stocks endured a volatile year, finishing the period in positive territory; most U.S. government bonds gained ground, while high-yield debt enjoyed strong results as credit concerns eased.

Relative underperformance overall

For the period, the fund underperformed both the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, as well as a blended index of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Sector results

Stock selection in energy hampered the fund's equity portfolio; on the fixed-income side, an allocation to high-yield bonds was helpful.

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger C. Hamilton, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Roger C. Hamilton
Portfolio Manager
John Hancock Asset Management

How would you describe economic and market conditions for the 12 months ended October 31, 2016?

U.S. stocks endured a volatile year, finishing the reporting period in modestly positive territory, as the S&P 500 Index ultimately gained 4.51%.

Shortly into the period, stocks were caught in a downturn due to investors' concerns about weakening global economic growth tied to a slowdown in China and a sharp drop in the price of oil. But conditions abruptly turned more favorable in February 2016. Investor sentiment appeared to improve along with a rise in oil prices.

This strong market rally continued through the end of July, powering through a sharp but short-lived decline after the June 23 Brexit vote. Once investors got over the initial shock of the U.K.'s decision to leave the European Union, they began to focus on the likelihood that global central banks would continue to seek to boost economic growth. And, in fact, the U.S. Federal Reserve kept its benchmark short-term interest rate steady for most of the period, initiating a single rate hike in December 2015.

Against this backdrop, yields on all but the shortest dated U.S. Treasury bonds fell after peaking in late 2015. Credit-oriented fixed-income securities gained ground as investors continued their search for yield amid continued low rates.

How did the fund perform relative to its benchmarks?

The fund underperformed both the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index (which gained 4.37%) for the 12-month period. In addition, the fund lagged the 4.45% return of a 60%/40% blend, respectively, of these indexes.

On the portfolio's equity side, relative to the S&P 500 Index, the fund was hurt by weak stock selection in the energy sector; however, the fund's fixed-income portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Relative performance was helped the most by the fund's out-of-index exposure to high-yield bonds, which benefited from narrowing credit spreads.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       4

Which individual stocks were some of the fund's biggest relative detractors?

Lions Gate Entertainment Corp., a maker and distributor of film and television content, hampered results; its shares fell this period on weakness from the company's motion picture division. In June, Lions Gate agreed to purchase the Starz television network, whose recurring, subscription-based cash flow we believed would increase the company's financial stability.

In the energy sector, pipeline operator Kinder Morgan, Inc. detracted meaningfully. Early in the period, a decline in commodity prices weighed on the company's stock price, which fell sharply last winter even as it subsequently regained some of its lost value. At period end, we remained comfortable with the fund's Kinder Morgan investment.

Shares of Delphi Automotive PLC, a U.K.-based manufacturer of automotive components, were held back by concern about a possible peak in auto sales. We nevertheless remained optimistic about Delphi's business prospects, given the company's capacity to supply various forms of new technology—such as infotainment, energy-efficiency, and automatic driving systems—found in cars.

Professional social networking company LinkedIn Corp. saw its shares plunge in February after

SECTOR COMPOSITION AS OF 10/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       5

issuing a worse-than-expected earnings and sales outlook. The stock recovered much of its lost value in June, when the company agreed to be acquired for a significant premium by Microsoft. We sold the fund's holding soon afterward.

Which stocks contributed to results?

Semiconductor company Applied Materials, Inc. saw strong share price performance. The company generated better-than-expected earnings and revenue, reflecting an improving industry backdrop and growing demand for the company's memory chips and display screens.

Another meaningful contributor this period was Wal-Mart Stores, Inc., which continued to see growth in same-store sales. Wal-Mart also benefited from improvements in economic and employment data and from lower gasoline prices, all of which boosted the spending power of the retailer's target customers.

The fund's position in Michael Kors Holdings, Ltd., a maker of luxury apparel and accessories, also added value. Entering the period, Michael Kors' shares had been struggling, and it didn't take much of a positive earnings surprise to get the shares moving upward. We trimmed the fund's exposure to the name in reflection of the company's large price increase.

Online retailer Amazon.com, Inc. continued to produce better-than-expected earnings, driven especially by strength in the company's cloud computing division, Amazon Web Services. In the financials sector, brokerage firm and wealth manager The Charles Schwab Corp. added value.

Can you discuss some noteworthy transactions this period, as well as how were you positioning the fund?

Continued low interest rates suggest some economic fragility, while stock and bond valuations strike us as relatively high; however, we see a solid U.S. economy characterized by slow, steady growth and low inflation. We see a favorable backdrop for stocks and have chosen to modestly overweight the asset class accordingly. At period end, the fund's equity allocation stood at about 63%, modestly above our target equity weighting of 60%.

Within the portfolio, some of our largest individual stock purchases involved network communications gear producer Cisco Systems, Inc., aerospace company The Boeing Company,

TOP FIVE EQUITY HOLDINGS AS OF 10/31/16 (%)

Apple, Inc.	2.2
Alphabet, Inc., Class A	2.1
JPMorgan Chase & Co.	2.1
Amazon.com, Inc.	2.0
Pfizer, Inc.	1.8
TOTAL	10.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       6

electronic payment company PayPal Holdings, Inc., and cruise ship operator Norwegian Cruise Line Holdings, Ltd. Our biggest individual equity sales in the fund this period included LinkedIn, Starwood Hotels & Resorts Worldwide, Inc., and asset manager T. Rowe Price Group, Inc.

TOP 5 BOND ISSUERS AS OF 10/31/16 (%)

U.S. Treasury	4.4
Federal National Mortgage Association	4.0
Federal Home Loan Mortgage Corp.	1.6
JPMorgan Chase & Co.	0.7
Morgan Stanley	0.6
TOTAL	11.3
As a percentage of net assets.
Cash and cash equivalents are not included.

Within fixed income, we were emphasizing corporate bonds over government securities, as we believed the economy would continue to grow and companies with good balance sheets could outperform U.S. Treasuries. We were also limiting the fund's duration for the time being to avoid taking on excessive interest-rate risk in the fund.

Finally, we understand there will be some changes in the management team over the next several months.

Yes, on September 29, 2017, I will be retiring. Effective December 1, 2016, we will add Lisa A. Welch to our team of portfolio managers.

MANAGED BY

Roger C. Hamilton On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993
Michael J. Scanlon, Jr., CFA On the fund since 2015 Investing since 2000

The views expressed in this report are exclusively those of Roger C. Hamilton, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-16	as of 10-31-16
Class A	-1.92	7.68	6.33	44.75	84.78	1.43	1.42
Class B	-2.39	7.72	6.29	45.03	83.97	0.80	0.80
Class C	1.55	8.02	6.14	47.09	81.43	0.81	0.80
Class I2	3.59	9.14	7.29	54.87	102.04	1.81	1.80
Class R1[2,3]	2.95	8.43	6.53	49.86	88.27	1.16	1.16
Class R2[2,3]	3.23	8.82	6.90	52.62	94.97	1.41	1.41
Class R3[2,3]	3.07	8.55	6.64	50.70	90.14	1.15	1.14
Class R4[2,3]	3.41	8.96	7.00	53.57	96.68	1.69	1.58
Class R5[2,3]	3.68	9.19	7.27	55.22	101.80	1.87	1.86
Class R6[2,3]	3.76	9.26	7.38	55.72	103.82	1.93	1.91
Index 1†	4.51	13.57	6.70	88.90	91.24	—	—
Index 2†	4.37	2.90	4.64	15.37	57.39	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.20	1.90	1.90	0.89	1.55	1.29	1.44	1.15	0.85	0.80
Net (%)	1.20	1.90	1.90	0.89	1.55	1.29	1.44	1.05	0.85	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-06	18,397	18,397	19,124	15,739
Class C4	10-31-06	18,143	18,143	19,124	15,739
Class I2	10-31-06	20,204	20,204	19,124	15,739
Class R1[2,3]	10-31-06	18,827	18,827	19,124	15,739
Class R2[2,3]	10-31-06	19,497	19,497	19,124	15,739
Class R3[2,3]	10-31-06	19,014	19,014	19,124	15,739
Class R4[2,3]	10-31-06	19,668	19,668	19,124	15,739
Class R5[2,3]	10-31-06	20,180	20,180	19,124	15,739
Class R6[2,3]	10-31-06	20,382	20,382	19,124	15,739

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9-8-08; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,032.60	$5.57	1.09%
Class B	1,000.00	1,028.40	9.13	1.79%
Class C	1,000.00	1,028.40	9.13	1.79%
Class I	1,000.00	1,034.30	3.99	0.78%
Class R1	1,000.00	1,030.70	7.30	1.43%
Class R2	1,000.00	1,032.20	6.08	1.19%
Class R3	1,000.00	1,031.30	6.64	1.30%
Class R4	1,000.00	1,032.70	4.70	0.92%
Class R5	1,000.00	1,034.30	3.68	0.72%
Class R6	1,000.00	1,034.80	3.43	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.53	1.09%
Class B	1,000.00	1,016.10	9.07	1.79%
Class C	1,000.00	1,016.10	9.07	1.79%
Class I	1,000.00	1,021.20	3.96	0.78%
Class R1	1,000.00	1,017.90	7.25	1.43%
Class R2	1,000.00	1,019.20	6.04	1.19%
Class R3	1,000.00	1,018.60	6.60	1.30%
Class R4	1,000.00	1,020.50	4.67	0.92%
Class R5	1,000.00	1,021.50	3.66	0.72%
Class R6	1,000.00	1,021.80	3.41	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 62.8%		$1,074,062,005
(Cost $836,010,497)
Consumer discretionary 7.6%		130,234,987
Auto components 0.9%
Adient PLC (I)	24,652	1,121,913
Delphi Automotive PLC	225,786	14,691,878
Automobiles 0.4%
Ford Motor Company	611,450	7,178,423
Hotels, restaurants and leisure 0.6%
Norwegian Cruise Line Holdings, Ltd. (I)	272,912	10,608,089
Household durables 0.6%
Lennar Corp., Class A	221,675	9,241,631
Internet and direct marketing retail 2.0%
Amazon.com, Inc. (I)	44,089	34,822,374
Media 1.6%
Comcast Corp., Class A	118,833	7,346,256
Lions Gate Entertainment Corp.	481,419	9,801,691
Twenty-First Century Fox, Inc., Class B	346,124	9,134,212
Specialty retail 1.2%
Lowe's Companies, Inc.	308,924	20,589,785
Textiles, apparel and luxury goods 0.3%
Michael Kors Holdings, Ltd. (I)	112,224	5,698,735
Consumer staples 7.1%		122,071,075
Beverages 0.7%
PepsiCo, Inc.	116,273	12,464,466
Food and staples retailing 2.7%
CVS Health Corp.	311,775	26,220,278
Wal-Mart Stores, Inc.	288,884	20,227,658
Food products 0.8%
Mondelez International, Inc., Class A	309,760	13,920,614
Household products 1.0%
The Procter & Gamble Company	190,371	16,524,203
Tobacco 1.9%
Altria Group, Inc.	287,715	19,023,716
Philip Morris International, Inc.	141,955	13,690,140
Energy 4.3%		72,885,375
Energy equipment and services 1.1%
Schlumberger, Ltd.	231,949	18,145,370
Oil, gas and consumable fuels 3.2%
ConocoPhillips	61,167	2,657,706

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	239,992	$9,093,297
Exxon Mobil Corp.	174,939	14,575,917
Kinder Morgan, Inc.	388,448	7,935,993
Range Resources Corp.	148,165	5,006,495
Suncor Energy, Inc.	515,343	15,470,597
Financials 10.8%		184,028,775
Banks 4.4%
Citigroup, Inc.	321,590	15,806,149
JPMorgan Chase & Co.	512,334	35,484,253
SVB Financial Group (I)	84,271	10,303,815
The PNC Financial Services Group, Inc.	37,863	3,619,703
U.S. Bancorp	215,960	9,666,370
Capital markets 2.1%
Ares Capital Corp.	404,015	6,181,430
BlackRock, Inc.	28,110	9,592,256
The Charles Schwab Corp.	349,209	11,069,925
The Goldman Sachs Group, Inc.	47,825	8,524,328
Consumer finance 1.8%
Discover Financial Services	366,152	20,625,342
Santander Consumer USA Holdings, Inc. (I)	547,373	6,677,951
Synchrony Financial	152,673	4,364,921
Diversified financial services 1.1%
Berkshire Hathaway, Inc., Class B (I)	133,522	19,267,225
Insurance 0.9%
MetLife, Inc.	317,007	14,886,649
Mortgage real estate investment trusts 0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	348,139	7,958,458
Health care 8.3%		142,077,207
Biotechnology 1.8%
Amgen, Inc.	80,504	11,363,945
Biogen, Inc. (I)	25,750	7,214,635
Gilead Sciences, Inc.	172,996	12,737,695
Health care equipment and supplies 1.9%
Danaher Corp.	174,884	13,737,138
Medtronic PLC	131,236	10,763,977
Stryker Corp.	72,469	8,359,299
Health care providers and services 0.8%
Cardinal Health, Inc.	76,232	5,236,376
Express Scripts Holding Company (I)	123,059	8,294,177
Pharmaceuticals 3.8%
Bristol-Myers Squibb Company	86,686	4,413,184

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       13

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Eli Lilly & Company	108,226	$7,991,408
Johnson & Johnson	98,019	11,369,224
Novartis AG, ADR	74,938	5,322,097
Pfizer, Inc.	995,632	31,571,491
Sanofi, ADR	95,206	3,702,561
Industrials 5.7%		97,457,529
Aerospace and defense 1.8%
The Boeing Company	78,265	11,147,284
United Technologies Corp.	189,710	19,388,362
Air freight and logistics 0.5%
United Parcel Service, Inc., Class B	84,290	9,083,090
Building products 0.6%
Johnson Controls International PLC	246,524	9,939,848
Industrial conglomerates 1.4%
General Electric Company	513,461	14,941,715
Honeywell International, Inc.	82,953	9,098,285
Machinery 0.7%
Fortive Corp.	77,341	3,948,258
Stanley Black & Decker, Inc.	75,091	8,548,359
Professional services 0.7%
Nielsen Holdings PLC	252,384	11,362,328
Information technology 12.1%		207,290,538
Communications equipment 0.7%
Cisco Systems, Inc.	388,495	11,919,027
Electronic equipment, instruments and components 0.7%
TE Connectivity, Ltd.	202,144	12,708,793
Internet software and services 3.8%
Alphabet, Inc., Class A (I)	44,241	35,830,786
Alphabet, Inc., Class C (I)	16,778	13,163,012
Facebook, Inc., Class A (I)	117,582	15,402,066
IT services 0.6%
PayPal Holdings, Inc. (I)	256,680	10,693,289
Semiconductors and semiconductor equipment 1.6%
Applied Materials, Inc.	718,647	20,898,255
QUALCOMM, Inc.	86,677	5,956,443
Software 1.9%
Microsoft Corp.	386,663	23,168,847
Oracle Corp.	235,096	9,032,388
Technology hardware, storage and peripherals 2.8%
Apple, Inc.	337,706	38,343,139

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       14

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Seagate Technology PLC	296,546	$10,174,493
Materials 1.0%		17,783,703
Chemicals 1.0%
Eastman Chemical Company	247,305	17,783,703
Real estate 1.8%		30,688,421
Equity real estate investment trusts 1.8%
American Tower Corp.	77,920	9,131,445
Digital Realty Trust, Inc.	84,061	7,853,819
Spirit Realty Capital, Inc.	419,121	4,991,731
Weyerhaeuser Company	291,060	8,711,426
Telecommunication services 2.2%		37,999,334
Diversified telecommunication services 2.2%
CenturyLink, Inc.	310,605	8,255,881
Verizon Communications, Inc.	618,367	29,743,453
Utilities 1.9%		31,545,061
Electric utilities 1.6%
PPL Corp.	768,946	26,405,606
Independent power and renewable electricity producers 0.3%
Calpine Corp. (I)	431,887	5,139,455
Preferred securities 0.3%		$4,862,020
(Cost $4,838,440)
Financials 0.2%		2,573,065
Banks 0.1%
GMAC Capital Trust I, 6.602% (P)	26,792	684,000
Regions Financial Corp., 6.375%	19,025	494,270
Wells Fargo & Company, Series L, 7.500%	150	195,750
Capital markets 0.1%
Hercules Capital, Inc., 7.000%	30,798	782,577
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	15,975	416,468
Utilities 0.1%		2,288,955
Electric utilities 0.0%
Exelon Corp., 6.500%	6,300	300,510
Multi-utilities 0.1%
Dominion Resources, Inc., 6.750%	28,875	1,456,744
DTE Energy Company, 6.500%	9,985	531,701

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 9.8%				$167,394,240
(Cost $164,272,879)
U.S. Government 4.4%				75,995,727
U.S. Treasury
Bond	2.500	05-15-46	19,995,000	19,654,465
Bond	3.375	05-15-44	16,145,000	18,811,444
Note	0.875	09-15-19	17,000,000	16,942,234
Note	1.500	08-15-26	10,703,000	10,388,599
Note	1.750	01-31-23	4,035,000	4,084,179
Treasury Inflation Protected Security	0.375	07-15-25	5,956,553	6,114,806
U.S. Government Agency 5.4%				91,398,513
Federal Home Loan Mortgage Corp.
15 Year Pass Thru	2.500	09-01-27	676,369	696,262
30 Year Pass Thru	3.000	03-01-43	1,087,489	1,129,536
30 Year Pass Thru	3.000	10-01-46	15,400,000	15,935,267
30 Year Pass Thru	4.500	03-01-41	2,822,223	3,151,079
30 Year Pass Thru	5.500	11-01-39	1,899,213	2,193,368
Federal National Mortgage Association
15 Year Pass Thru	3.000	07-01-27	728,484	762,805
15 Year Pass Thru	3.500	02-01-26	135,528	143,183
15 Year Pass Thru	3.500	03-01-26	494,593	522,530
30 Year Pass Thru	3.000	09-01-42	2,604,943	2,689,786
30 Year Pass Thru	3.000	02-01-43	670,558	692,398
30 Year Pass Thru	3.000	03-01-43	258,878	268,847
30 Year Pass Thru	3.000	05-01-43	401,552	417,014
30 Year Pass Thru	3.500	06-01-42	6,052,356	6,408,153
30 Year Pass Thru	3.500	06-01-43	11,142,566	11,802,822
30 Year Pass Thru	3.500	04-01-45	2,886,998	3,050,398
30 Year Pass Thru	4.000	01-01-41	2,822,244	3,039,106
30 Year Pass Thru	4.000	09-01-41	1,940,124	2,090,416
30 Year Pass Thru	4.000	10-01-41	10,930,298	11,770,187
30 Year Pass Thru	4.000	01-01-42	3,639,724	3,915,990
30 Year Pass Thru	4.500	11-01-39	3,948,635	4,337,485
30 Year Pass Thru	4.500	09-01-40	2,070,461	2,271,765
30 Year Pass Thru	4.500	05-01-41	1,298,916	1,425,205
30 Year Pass Thru	4.500	07-01-41	3,827,673	4,214,179
30 Year Pass Thru	4.500	01-01-43	1,620,483	1,776,011
30 Year Pass Thru	5.000	03-01-41	2,157,023	2,411,148
30 Year Pass Thru	5.000	04-01-41	2,494,356	2,779,259
30 Year Pass Thru	5.500	11-01-39	1,003,602	1,142,381
30 Year Pass Thru	6.500	01-01-39	303,994	352,391
30 Year Pass Thru	7.000	06-01-32	1,170	1,401
30 Year Pass Thru	7.500	04-01-31	3,273	3,932
30 Year Pass Thru	8.000	01-01-31	2,767	3,365
Government National Mortgage Association 30 Year Pass Thru	9.000	04-15-21	755	844

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       16

	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.1%				$2,394,646
(Cost $2,167,494)
Argentina 0.1%				2,394,646
City of Buenos Aires Bond (S)	7.500	06-01-27	400,000	431,000
Provincia de Buenos Aires Bond (S)	7.875	06-15-27	750,000	770,625
Republic of Argentina
Bond (S)	7.500	04-22-26	725,000	792,063
Bond	8.280	12-31-33	357,520	400,958
Corporate bonds 16.4%				$280,724,128
(Cost $275,705,134)
Consumer discretionary 2.2%				37,295,905
Auto components 0.2%
Delphi Automotive PLC	4.250	01-15-26	900,000	973,961
Lear Corp.	5.250	01-15-25	495,000	532,125
Nemak SAB de CV (S)	5.500	02-28-23	744,000	772,458
ZF North America Capital, Inc. (S)	4.750	04-29-25	540,000	569,700
Automobiles 0.6%
American Honda Finance Corp.	1.700	02-22-19	1,070,000	1,077,048
Ford Motor Company	4.750	01-15-43	550,000	550,618
Ford Motor Credit Company LLC	2.551	10-05-18	630,000	637,572
Ford Motor Credit Company LLC	5.875	08-02-21	1,730,000	1,962,522
General Motors Company	4.875	10-02-23	1,530,000	1,647,923
General Motors Company	6.250	10-02-43	910,000	1,042,861
General Motors Financial Company, Inc.	3.450	04-10-22	800,000	809,045
General Motors Financial Company, Inc.	4.000	01-15-25	1,175,000	1,181,255
General Motors Financial Company, Inc.	5.250	03-01-26	605,000	659,146
Diversified consumer services 0.0%
Service Corp. International	5.375	05-15-24	600,000	630,000
Hotels, restaurants and leisure 0.2%
CCM Merger, Inc. (S)	9.125	05-01-19	500,000	522,500
Chester Downs & Marina LLC (S)	9.250	02-01-20	500,000	490,000
Eldorado Resorts, Inc.	7.000	08-01-23	265,000	281,563
GLP Capital LP	5.375	04-15-26	560,000	593,600
International Game Technology PLC (S)	6.500	02-15-25	570,000	618,450
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	675,000	685,125
Mohegan Tribal Gaming Authority	9.750	09-01-21	500,000	536,565
Household durables 0.1%
Newell Brands, Inc.	2.150	10-15-18	396,000	400,354
Newell Brands, Inc.	4.200	04-01-26	850,000	918,436
Internet and direct marketing retail 0.2%
Expedia, Inc. (S)	5.000	02-15-26	1,415,000	1,480,138
QVC, Inc.	4.375	03-15-23	900,000	903,830

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       17

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Internet and direct marketing retail (continued)
QVC, Inc.	5.125	07-02-22	580,000	$607,851
QVC, Inc.	5.450	08-15-34	630,000	582,930
Leisure products 0.0%
Vista Outdoor, Inc.	5.875	10-01-23	550,000	577,555
Media 0.7%
Altice Financing SA (S)	6.500	01-15-22	225,000	235,181
Altice Financing SA (S)	6.625	02-15-23	325,000	334,955
Cengage Learning, Inc. (S)	9.500	06-15-24	560,000	520,800
Charter Communications Operating LLC (S)	6.484	10-23-45	790,000	928,550
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	570,000	580,830
LG FinanceCo Corp. (S)	5.875	11-01-24	108,000	109,013
MDC Partners, Inc. (S)	6.500	05-01-24	585,000	497,250
Midcontinent Communications (S)	6.875	08-15-23	545,000	580,425
Myriad International Holdings BV (S)	5.500	07-21-25	915,000	969,973
Omnicom Group, Inc.	3.600	04-15-26	715,000	743,089
Radio One, Inc. (S)	9.250	02-15-20	500,000	450,000
Sinclair Television Group, Inc. (S)	5.625	08-01-24	640,000	651,200
Sirius XM Radio, Inc. (S)	5.250	08-15-22	600,000	624,000
Sirius XM Radio, Inc. (S)	5.375	04-15-25	580,000	593,050
Sirius XM Radio, Inc. (S)	5.375	07-15-26	760,000	772,113
Time Warner Cable LLC	8.250	04-01-19	730,000	834,599
Viacom, Inc.	4.375	03-15-43	1,560,000	1,436,557
WMG Acquisition Corp. (S)	6.750	04-15-22	775,000	817,625
Specialty retail 0.2%
AutoNation, Inc.	4.500	10-01-25	545,000	570,389
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	670,000	651,575
L Brands, Inc.	6.625	04-01-21	1,050,000	1,207,500
L Brands, Inc.	6.875	11-01-35	550,000	583,000
WMG Acquisition Corp. (S)	4.875	11-01-24	360,000	359,100
Consumer staples 0.9%				16,183,838
Beverages 0.3%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,170,000	2,489,326
Constellation Brands, Inc.	4.750	11-15-24	275,000	301,125
Molson Coors Brewing Company	1.450	07-15-19	330,000	328,007
Molson Coors Brewing Company	3.000	07-15-26	755,000	748,762
PepsiCo, Inc.	1.500	02-22-19	1,060,000	1,065,314
Food and staples retailing 0.3%
CVS Health Corp.	2.875	06-01-26	545,000	541,213
CVS Health Corp.	5.125	07-20-45	950,000	1,105,956
SUPERVALU, Inc.	7.750	11-15-22	650,000	659,750
Tops Holding II Corp.	8.750	06-15-18	209,000	190,190
Tops Holding LLC (S)	8.000	06-15-22	915,000	805,200

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       18

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
Walgreens Boots Alliance, Inc.	1.750	05-30-18	995,000	$999,686
Whole Foods Market, Inc.	5.200	12-03-25	1,140,000	1,227,863
Food products 0.3%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	500,000	582,646
Kraft Heinz Foods Company	2.000	07-02-18	1,000,000	1,007,173
Kraft Heinz Foods Company (S)	4.875	02-15-25	525,000	576,914
Kraft Heinz Foods Company	5.200	07-15-45	870,000	984,586
Mondelez International Holdings Netherlands BV (S)	1.625	10-28-19	850,000	847,009
Post Holdings, Inc. (S)	7.750	03-15-24	520,000	571,480
Personal products 0.0%
Revlon Consumer Products Corp.	5.750	02-15-21	575,000	580,750
Tobacco 0.0%
Vector Group, Ltd.	7.750	02-15-21	545,000	570,888
Energy 1.6%				27,385,984
Energy equipment and services 0.1%
Antero Midstream Partners LP (S)	5.375	09-15-24	610,000	614,194
Emera US Finance LP (S)	3.550	06-15-26	420,000	429,164
MPLX LP	4.875	12-01-24	821,000	858,943
Oil, gas and consumable fuels 1.5%
Cenovus Energy, Inc.	4.450	09-15-42	745,000	653,632
Cimarex Energy Company	4.375	06-01-24	540,000	569,306
Colorado Interstate Gas Company LLC (S)	4.150	08-15-26	487,000	483,552
Columbia Pipeline Group, Inc.	4.500	06-01-25	1,025,000	1,107,956
Continental Resources, Inc.	5.000	09-15-22	1,343,000	1,322,855
DCP Midstream LLC (S)	9.750	03-15-19	835,000	939,375
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	585,000	497,250
DCP Midstream Operating LP	2.700	04-01-19	600,000	586,500
DCP Midstream Operating LP	3.875	03-15-23	635,000	617,538
Enbridge Energy Partners LP	4.375	10-15-20	555,000	592,200
Energy Transfer Partners LP	5.150	03-15-45	665,000	619,750
Energy Transfer Partners LP	9.700	03-15-19	483,000	559,370
EnLink Midstream Partners LP	4.850	07-15-26	400,000	407,615
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	4.464	08-01-66	690,000	656,363
Gulfport Energy Corp. (S)	6.000	10-15-24	170,000	172,975
Kerr-McGee Corp.	6.950	07-01-24	530,000	635,686
Kinder Morgan Energy Partners LP	7.750	03-15-32	525,000	643,152
Kinder Morgan, Inc.	4.300	06-01-25	475,000	494,470
Kinder Morgan, Inc.	5.550	06-01-45	1,075,000	1,112,359
Lukoil International Finance BV (S)	3.416	04-24-18	700,000	707,757
MPLX LP	4.000	02-15-25	235,000	232,392

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Newfield Exploration Company	5.625	07-01-24	110,000	$114,400
Newfield Exploration Company	5.750	01-30-22	240,000	250,200
Occidental Petroleum Corp.	3.400	04-15-26	720,000	750,081
Petroleos Mexicanos	4.875	01-24-22	540,000	552,042
Regency Energy Partners LP	5.000	10-01-22	150,000	160,982
Regency Energy Partners LP	5.500	04-15-23	1,060,000	1,091,936
Regency Energy Partners LP	5.875	03-01-22	230,000	257,630
Resolute Energy Corp.	8.500	05-01-20	330,000	327,525
Shell International Finance BV	4.375	05-11-45	1,550,000	1,631,194
Summit Midstream Holdings LLC	7.500	07-01-21	585,000	608,400
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,065,000	1,079,374
Sunoco Logistics Partners Operations LP	4.400	04-01-21	775,000	836,143
Tallgrass Energy Partners LP (S)	5.500	09-15-24	210,000	208,950
Teekay Offshore Partners LP	6.000	07-30-19	945,000	802,069
Tesoro Logistics LP	6.125	10-15-21	825,000	863,156
Tesoro Logistics LP	6.375	05-01-24	560,000	603,400
Williams Partners LP	4.875	05-15-23	330,000	334,422
Williams Partners LP	4.875	03-15-24	1,365,000	1,399,726
Financials 5.1%				86,851,265
Banks 2.6%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (Q)(S)	6.750	06-15-26	330,000	362,364
Bank of America Corp.	3.950	04-21-25	300,000	308,096
Bank of America Corp.	4.200	08-26-24	600,000	626,861
Bank of America Corp.	4.250	10-22-26	660,000	691,691
Bank of America Corp.	4.450	03-03-26	1,160,000	1,238,769
Bank of America Corp.	6.875	04-25-18	1,150,000	1,235,767
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24	810,000	848,475
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (Q)	6.300	03-10-26	440,000	480,106
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	795,000	809,906
BankUnited, Inc.	4.875	11-17-25	900,000	915,860
Barclays Bank PLC (S)	10.179	06-12-21	665,000	840,953
Barclays PLC	4.375	01-12-26	670,000	689,484
BPCE SA (S)	4.500	03-15-25	730,000	737,231
BPCE SA (S)	5.700	10-22-23	900,000	975,120
Citigroup, Inc.	4.600	03-09-26	935,000	994,608
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (Q)	6.250	08-15-26	1,080,000	1,162,782
Commerzbank AG (S)	8.125	09-19-23	1,025,000	1,178,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       20

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	784,000	$944,642
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.625	09-23-19	590,000	573,775
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	855,000	866,354
Credit Agricole SA (8.125% to 9-19-18, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	620,000	671,150
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	635,000	612,902
HBOS PLC (S)	6.750	05-21-18	1,218,000	1,295,025
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)	6.375	09-17-24	255,000	254,110
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21	645,000	678,863
ING Bank NV (S)	5.800	09-25-23	895,000	1,006,805
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	210,000	207,375
JPMorgan Chase & Co.	3.200	06-15-26	985,000	995,591
JPMorgan Chase & Co.	4.625	05-10-21	1,755,000	1,932,188
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	950,000	964,250
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,065,000	1,182,150
Lloyds Banking Group PLC	4.650	03-24-26	1,965,000	2,023,347
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	550,000	566,500
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (Q)	5.125	11-01-26	765,000	770,738
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	810,000	795,663
Popular, Inc.	7.000	07-01-19	560,000	580,300
Royal Bank of Scotland Group PLC	4.800	04-05-26	545,000	558,484
Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (Q)	8.000	08-10-25	450,000	427,500
Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (Q)	8.625	08-15-21	390,000	388,050
Santander Holdings USA, Inc.	2.700	05-24-19	1,325,000	1,337,898
Santander UK Group Holdings PLC (S)	4.750	09-15-25	700,000	697,634
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (Q)(S)	7.375	09-13-21	700,000	694,050
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (Q)(S)	8.000	09-29-25	800,000	807,000
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	525,000	540,094
Standard Chartered PLC (S)	2.100	08-19-19	1,555,000	1,553,674

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	1,115,000	$1,130,038
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	615,000	607,313
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	815,000	904,650
Wells Fargo & Company	4.650	11-04-44	560,000	579,405
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	1,400,000	1,501,937
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	595,000	622,519
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	932,000	971,610
Capital markets 0.9%
Ares Capital Corp.	3.875	01-15-20	755,000	776,369
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	450,000	465,750
FS Investment Corp.	4.000	07-15-19	780,000	789,157
Jefferies Group LLC	6.875	04-15-21	1,040,000	1,207,865
Jefferies Group LLC	8.500	07-15-19	495,000	567,003
Macquarie Bank, Ltd. (S)	4.875	06-10-25	960,000	999,813
Morgan Stanley	2.450	02-01-19	560,000	568,624
Morgan Stanley	3.875	01-27-26	935,000	985,601
Morgan Stanley	5.500	01-26-20	1,000,000	1,102,550
Morgan Stanley	7.300	05-13-19	1,660,000	1,877,015
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	600,000	614,250
S&P Global, Inc.	4.000	06-15-25	1,070,000	1,148,013
S&P Global, Inc.	4.400	02-15-26	650,000	721,043
Stifel Financial Corp.	4.250	07-18-24	660,000	666,145
The Bear Stearns Companies LLC	7.250	02-01-18	610,000	652,373
The Goldman Sachs Group, Inc.	2.000	04-25-19	585,000	588,315
The Goldman Sachs Group, Inc.	3.750	05-22-25	720,000	749,287
The Goldman Sachs Group, Inc.	4.750	10-21-45	535,000	589,007
Consumer finance 0.6%
Ally Financial, Inc.	3.250	11-05-18	595,000	595,000
Ally Financial, Inc.	5.125	09-30-24	1,365,000	1,429,838
Capital One Financial Corp.	2.450	04-24-19	620,000	630,488
Capital One Financial Corp.	3.750	07-28-26	1,195,000	1,191,538
Capital One Financial Corp.	4.200	10-29-25	955,000	992,048
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	590,000	596,554
Capital One NA	2.350	08-17-18	570,000	576,409
Credit Acceptance Corp.	6.125	02-15-21	590,000	592,950
Credito Real SAB de CV SOFOM ER (S)	7.500	03-13-19	590,000	608,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       22

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Discover Bank	2.600	11-13-18	1,100,000	$1,117,270
Discover Financial Services	3.950	11-06-24	1,315,000	1,334,459
Enova International, Inc.	9.750	06-01-21	765,000	717,188
Diversified financial services 0.2%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	329,442	345,090
Leucadia National Corp.	5.500	10-18-23	945,000	992,682
NewStar Financial, Inc.	7.250	05-01-20	570,000	570,000
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	769,000	765,155
Insurance 0.5%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	785,000	823,989
Assured Guaranty US Holdings, Inc.	5.000	07-01-24	1,085,000	1,204,147
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	400,000	436,328
CNO Financial Group, Inc.	5.250	05-30-25	945,000	961,538
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	761,000	894,175
MetLife, Inc.	6.400	12-15-66	660,000	739,200
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	705,000	771,531
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	560,000	572,600
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	518,000	567,210
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	925,000	1,245,669
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	995,000	1,087,038
Thrifts and mortgage finance 0.3%
Flagstar Bancorp, Inc. (S)	6.125	07-15-21	525,000	546,806
MGIC Investment Corp.	5.750	08-15-23	150,000	158,250
Nationstar Mortgage LLC	6.500	07-01-21	645,000	640,163
Nationstar Mortgage LLC	7.875	10-01-20	595,000	606,900
Nationstar Mortgage LLC	9.625	05-01-19	545,000	570,888
Quicken Loans, Inc. (S)	5.750	05-01-25	1,215,000	1,199,813
Radian Group, Inc.	5.250	06-15-20	370,000	388,963
Radian Group, Inc.	7.000	03-15-21	610,000	683,773
Stearns Holdings LLC (S)	9.375	08-15-20	289,000	289,000
Health care 1.1%				18,336,838
Biotechnology 0.3%
AbbVie, Inc.	3.600	05-14-25	885,000	901,042
Amgen, Inc.	4.400	05-01-45	540,000	549,629

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       23

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Biotechnology (continued)
Celgene Corp.	5.000	08-15-45	280,000	$300,717
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	1,025,000	1,022,604
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,540,000	1,514,689
Health care equipment and supplies 0.1%
Medtronic, Inc.	4.625	03-15-45	875,000	991,523
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	775,000	788,790
Health care providers and services 0.5%
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	275,000	268,125
Express Scripts Holding Company	4.500	02-25-26	1,350,000	1,447,184
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	560,000	583,800
HCA, Inc.	5.250	04-15-25	745,000	780,388
HCA, Inc.	5.250	06-15-26	560,000	585,480
HCA, Inc.	7.500	02-15-22	645,000	733,688
LifePoint Health, Inc. (S)	5.375	05-01-24	630,000	626,094
MEDNAX, Inc. (S)	5.250	12-01-23	565,000	590,425
Molina Healthcare, Inc.	5.375	11-15-22	575,000	598,357
Select Medical Corp.	6.375	06-01-21	805,000	799,718
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26	680,000	661,749
Universal Health Services, Inc. (S)	4.750	08-01-22	500,000	513,500
WellCare Health Plans, Inc.	5.750	11-15-20	570,000	587,100
Pharmaceuticals 0.2%
Actavis Funding SCS	3.800	03-15-25	635,000	659,684
Mylan NV (S)	2.500	06-07-19	500,000	505,083
Mylan NV (S)	3.950	06-15-26	1,750,000	1,746,225
Quintiles IMS, Inc. (S)	4.875	05-15-23	565,000	581,244
Industrials 2.2%				37,439,749
Aerospace and defense 0.3%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	850,000	890,375
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	550,000	578,534
Lockheed Martin Corp.	2.900	03-01-25	751,000	762,427
Lockheed Martin Corp.	4.700	05-15-46	640,000	727,210
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	2,680,000	1,936,300
Textron, Inc.	7.250	10-01-19	400,000	454,182
Air freight and logistics 0.1%
XPO Logistics, Inc. (S)	6.500	06-15-22	1,020,000	1,060,800
Airlines 0.6%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	650,000	677,625
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	964,626	1,015,269
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	719,203	784,830
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	953,675	939,370
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	418,723	444,893

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       24

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	1,108,654	$1,186,259
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	298,962	313,910
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	709,182	799,603
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	348,298	400,543
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	182,084	194,830
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	498,076	560,336
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,078,960	1,133,582
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	669,128	680,838
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	575,000	592,250
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	561,085	635,429
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	487,483	558,777
Building products 0.2%
Builders FirstSource, Inc. (S)	10.750	08-15-23	380,000	437,000
Masco Corp.	4.375	04-01-26	555,000	577,200
Masco Corp.	4.450	04-01-25	550,000	574,063
Owens Corning	3.400	08-15-26	905,000	895,846
Owens Corning	4.200	12-15-22	720,000	764,564
Commercial services and supplies 0.1%
LSC Communications, Inc. (S)	8.750	10-15-23	450,000	443,250
Prime Security Services Borrower LLC (S)	9.250	05-15-23	550,000	583,220
Construction and engineering 0.1%
Engility Corp. (S)	8.875	09-01-24	91,000	92,820
Tutor Perini Corp.	7.625	11-01-18	985,000	984,508
Electrical equipment 0.0%
Cortes NP Acquisition Corp. (S)	9.250	10-15-24	260,000	272,350
EnerSys (S)	5.000	04-30-23	200,000	205,000
Industrial conglomerates 0.1%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	1,516,000	1,606,050
Machinery 0.1%
SPL Logistics Escrow LLC (S)	8.875	08-01-20	469,000	398,650
Trinity Industries, Inc.	4.550	10-01-24	1,275,000	1,257,849
Professional services 0.1%
Verisk Analytics, Inc.	4.000	06-15-25	1,340,000	1,399,921
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	1,115,000	1,152,626
Trading companies and distributors 0.4%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (S)	6.500	06-15-45	730,000	751,900
AerCap Ireland Capital, Ltd.	4.625	10-30-20	960,000	1,010,400
Ahern Rentals, Inc. (S)	7.375	05-15-23	700,000	458,500
Air Lease Corp.	3.000	09-15-23	576,000	569,969

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
Air Lease Corp.	3.375	01-15-19	355,000	$364,937
Air Lease Corp.	3.875	04-01-21	550,000	581,911
Air Lease Corp.	5.625	04-01-17	345,000	350,586
Aircastle, Ltd.	5.500	02-15-22	415,000	445,088
Aircastle, Ltd.	6.250	12-01-19	390,000	424,613
Aircastle, Ltd.	7.625	04-15-20	250,000	284,375
Ashtead Capital, Inc. (S)	5.625	10-01-24	275,000	289,438
International Lease Finance Corp.	5.875	04-01-19	510,000	548,087
International Lease Finance Corp. (S)	7.125	09-01-18	555,000	604,256
United Rentals North America, Inc.	5.500	07-15-25	580,000	587,250
United Rentals North America, Inc.	5.750	11-15-24	600,000	622,500
Transportation infrastructure 0.0%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	570,000	572,850
Information technology 0.9%				16,039,351
Communications equipment 0.0%
Hughes Satellite Systems Corp. (S)	5.250	08-01-26	180,000	177,300
Electronic equipment, instruments and components 0.1%
Jabil Circuit, Inc.	4.700	09-15-22	516,000	536,640
Zebra Technologies Corp.	7.250	10-15-22	525,000	565,688
Internet software and services 0.1%
eBay, Inc.	2.500	03-09-18	545,000	551,754
Match Group, Inc.	6.375	06-01-24	565,000	610,200
VeriSign, Inc.	5.250	04-01-25	565,000	596,075
IT services 0.1%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	500,000	490,000
Visa, Inc.	3.150	12-14-25	1,125,000	1,174,042
Visa, Inc.	4.300	12-14-45	804,000	897,754
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc. (L)	5.875	02-15-22	680,000	702,372
Micron Technology, Inc. (S)	7.500	09-15-23	545,000	601,544
Qorvo, Inc.	6.750	12-01-23	560,000	613,200
Qorvo, Inc.	7.000	12-01-25	555,000	607,725
Software 0.3%
Activision Blizzard, Inc. (S)	3.400	09-15-26	800,000	797,720
Activision Blizzard, Inc. (S)	6.125	09-15-23	745,000	820,431
Electronic Arts, Inc.	4.800	03-01-26	1,450,000	1,586,322
Microsoft Corp.	4.450	11-03-45	1,225,000	1,348,323
Open Text Corp. (S)	5.875	06-01-26	575,000	612,375
Technology hardware, storage and peripherals 0.2%
Diamond 1 Finance Corp. (S)	6.020	06-15-26	1,790,000	1,950,420
Diamond 1 Finance Corp. (S)	7.125	06-15-24	180,000	197,216
Western Digital Corp. (S)	7.375	04-01-23	550,000	602,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       26

	Rate (%)	Maturity date	Par value^	Value
Materials 0.6%				$9,561,967
Chemicals 0.3%
Braskem Finance, Ltd. (S)	7.000	05-07-20	815,000	896,500
NOVA Chemicals Corp. (S)	5.000	05-01-25	820,000	823,075
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,180,000	1,144,600
Rain CII Carbon LLC (S)	8.250	01-15-21	710,000	692,250
The Chemours Company	6.625	05-15-23	954,000	925,380
Construction materials 0.0%
Cemex SAB de CV (S)	6.125	05-05-25	580,000	600,300
Eagle Materials, Inc.	4.500	08-01-26	115,000	115,956
Containers and packaging 0.0%
Cascades, Inc. (S)	5.500	07-15-22	496,000	506,232
Metals and mining 0.2%
Allegheny Technologies, Inc.	9.375	06-01-19	1,095,000	1,149,750
Arconic, Inc.	5.125	10-01-24	805,000	839,229
Commercial Metals Company	7.350	08-15-18	500,000	537,500
Novelis Corp. (S)	5.875	09-30-26	155,000	156,938
Vale Overseas, Ltd.	6.250	08-10-26	385,000	412,913
Paper and forest products 0.1%
Boise Cascade Company (S)	5.625	09-01-24	175,000	176,969
Norbord, Inc. (S)	6.250	04-15-23	550,000	584,375
Real estate 0.6%				11,135,764
Equity real estate investment trusts 0.6%
American Tower Corp.	3.400	02-15-19	635,000	658,108
American Tower Corp.	4.700	03-15-22	550,000	606,419
Crown Castle International Corp.	4.450	02-15-26	755,000	818,207
Crown Castle Towers LLC (S)	6.113	01-15-40	810,000	893,667
Highwoods Realty LP	5.850	03-15-17	925,000	939,537
Iron Mountain, Inc.	6.000	08-15-23	1,015,000	1,078,438
Iron Mountain, Inc.	5.750	08-15-24	745,000	763,625
MPT Operating Partnership LP	6.375	02-15-22	540,000	560,250
Omega Healthcare Investors, Inc.	4.500	01-15-25	580,000	589,707
Omega Healthcare Investors, Inc.	4.950	04-01-24	715,000	746,134
Omega Healthcare Investors, Inc.	5.250	01-15-26	540,000	571,194
Ventas Realty LP	3.500	02-01-25	1,070,000	1,094,830
Ventas Realty LP	3.750	05-01-24	290,000	303,132
VEREIT Operating Partnership LP	4.600	02-06-24	900,000	933,750
Welltower, Inc.	3.750	03-15-23	555,000	578,766
Telecommunication services 0.8%				13,477,017
Diversified telecommunication services 0.5%
AT&T, Inc.	4.750	05-15-46	575,000	563,240
Cincinnati Bell, Inc. (S)	7.000	07-15-24	165,000	172,838
Columbus Cable Barbados, Ltd. (S)	7.375	03-30-21	325,000	347,750

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       27

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
CSC Holdings LLC (S)	5.500	04-15-27	360,000	$365,175
Frontier Communications Corp.	8.875	09-15-20	600,000	637,500
GCI, Inc.	6.875	04-15-25	570,000	578,550
Sprint Spectrum Company LLC (S)	3.360	03-20-23	300,000	300,750
T-Mobile USA, Inc.	6.125	01-15-22	540,000	571,050
T-Mobile USA, Inc.	6.250	04-01-21	550,000	572,688
Telecom Italia Capital SA	7.200	07-18-36	515,000	556,200
Verizon Communications, Inc.	4.400	11-01-34	630,000	639,299
Verizon Communications, Inc.	4.672	03-15-55	637,000	620,878
Verizon Communications, Inc.	4.862	08-21-46	2,000,000	2,109,696
Verizon Communications, Inc.	5.012	08-21-54	555,000	573,788
Wind Acquisition Finance SA (S)	7.375	04-23-21	410,000	420,250
Wireless telecommunication services 0.3%
CC Holdings GS V LLC	3.849	04-15-23	695,000	732,788
Comcel Trust (S)	6.875	02-06-24	285,000	291,413
Digicel Group, Ltd. (S)	8.250	09-30-20	595,000	525,385
Digicel, Ltd. (S)	6.750	03-01-23	640,000	574,208
Millicom International Cellular SA (S)	4.750	05-22-20	665,000	667,594
Millicom International Cellular SA (S)	6.625	10-15-21	450,000	470,835
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	630,000	593,013
SBA Tower Trust (S)	3.598	04-15-43	590,000	592,129
Utilities 0.4%				7,016,450
Electric utilities 0.2%
Beaver Valley II Funding Corp.	9.000	06-01-17	6,000	6,000
Electricite de France SA (S)	3.625	10-13-25	550,000	568,838
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	605,000	598,950
Empresa Electrica Angamos SA (S)	4.875	05-25-29	540,000	531,181
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	620,000	650,225
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	500,000	549,250
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	565,000	572,873
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	450,000	503,438
Independent power and renewable electricity producers 0.2%
NRG Energy, Inc.	6.250	05-01-24	1,000,000	970,000
NRG Energy, Inc. (S)	6.625	01-15-27	670,000	627,495
NRG Yield Operating LLC	5.375	08-15-24	1,410,000	1,438,200
Capital preferred securities 0.1%				$2,322,709
(Cost $2,312,389)
Financials 0.1%				2,322,709
Banks 0.0%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	11-17-16	804,000	659,280

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       28

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Sovereign Capital Trust VI	7.908	06-13-36	180,000	$178,008
Capital markets 0.0%
Goldman Sachs Capital II (P)(Q)	4.000	12-02-16	54,000	44,415
State Street Capital Trust IV (P)	1.850	06-01-77	210,000	180,600
Insurance 0.1%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	160,000	204,800
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	500,000	728,250
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67	325,000	327,356
Convertible bonds 0.0%				$605,588
(Cost $622,501)
Utilities 0.0%				605,588
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (S)	3.250	06-01-20	630,000	605,588
Municipal bonds 0.1%				$837,607
(Cost $839,009)
State of Hawaii Department of Business Economic Development & Tourism Series 2014-A, Class A1	1.467	07-01-22	839,151	837,607
Term loans (M) 0.0%				$313,758
(Cost $388,992)
Utilities 0.0%				313,758
Electric utilities 0.0%
ExGen Texas Power LLC	5.750	09-16-21	391,889	313,758
Collateralized mortgage obligations 3.9%				$65,966,477
(Cost $65,266,833)
Commercial and residential 3.6%				60,910,679
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.104	08-25-35	260,633	251,801
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.928	06-25-45	916,849	881,342
Series 2005-1, Class AHM (P)	3.032	06-25-45	342,359	337,065
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	835,000	839,820
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	3.034	09-15-26	560,000	556,873
Series 2015-200P, Class F (P) (S)	3.596	04-14-33	690,000	619,288
BBCMS Trust
Series 2015, Class C (P) (S)	2.535	02-15-28	350,000	344,676
Series 2015-MSQ, Class D (P) (S)	3.990	09-15-32	735,000	760,078

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	3.090	03-25-35	333,512	$335,164
Series 2005-5, Class A2 (P)	2.460	08-25-35	461,862	460,069
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.224	01-25-35	903,953	875,091
Series 2005-5, Class 1A4 (P)	1.084	07-25-35	498,063	472,377
Series 2005-7, Class 11A1 (P)	1.064	08-25-35	677,915	652,603
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.250	10-25-34	314,620	312,058
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.528	07-05-33	1,000,000	963,669
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	3.035	08-15-29	990,000	974,174
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	3.927	03-10-33	815,000	782,207
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	580,000	575,361
Series 2015-1740, Class XA IO (S)	0.896	01-13-35	12,045,000	545,398
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	4.124	05-15-29	800,000	766,418
Series 2015-JWRZ, Class GL2 (P) (S)	4.223	05-15-29	800,000	785,965
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.535	12-15-27	762,491	756,757
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	600,000	571,804
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (S)	4.387	02-10-21	1,280,000	1,315,873
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank)
Series 2013-CR8, Class XA IO	0.676	06-10-46	10,082,237	254,994
Series 2015-CR27, Class B (P)	4.361	10-10-58	377,000	401,420
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.079	10-15-45	6,909,500	550,923
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	1,000,000	1,050,050
Series 2013-CR11, Class B (P)	5.162	10-10-46	1,165,000	1,322,533
Series 2013-CR13, Class C (P)	4.750	12-10-23	575,000	613,674
Series 2013-CR6, Class XA IO	1.474	03-10-46	6,811,651	275,640
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	755,000	849,101
Series 2014-FL4, Class D (P) (S)	2.981	07-13-31	1,190,000	1,158,361
Series 2014-TWC, Class D (P) (S)	2.781	02-13-32	740,000	731,908
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.585	08-13-27	1,035,000	1,019,427
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.732	08-15-45	3,855,159	293,495
Series 2014-CR15, Class XA IO	1.298	02-10-47	8,587,700	422,424
Series 2014-CR16, Class C (P)	4.905	04-10-47	630,000	671,869
Core Industrial Trust Series 2015-CALW, Class F (P) (S)	3.850	02-10-34	760,000	760,263

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       30

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (P)	3.495	09-10-49	266,000	$251,352
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	1.028	06-25-34	493,774	469,588
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-34	360,000	362,369
Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-34	695,000	683,441
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (P)	3.612	08-19-34	375,697	364,264
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	4.035	05-15-34	969,000	961,712
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.416	05-10-45	11,516,218	894,496
Series 2014-NEW, Class C (S)	3.790	01-10-31	340,000	342,720
Series 2015-590M, Class C (P) (S)	3.805	10-10-35	320,000	316,009
Series 2016-ICE2, Class D (P) (S)	6.285	03-15-33	1,090,000	1,115,197
Series 2016-RENT, Class D (P) (S)	4.067	02-10-29	735,000	731,288
HarborView Mortgage Loan Trust Series 2005-9, Class 2A1C (P)	0.976	06-20-35	992,805	902,214
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.584	07-15-29	660,000	640,170
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	1,064,000	1,065,325
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.173	08-05-34	635,000	626,242
Impac Secured Assets CMN Owner Trust Series 2004-4, Class M2 (P)	1.334	02-25-35	605,000	558,341
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.261	07-25-35	11,296,086	827,137
Series 2005-AR8, Class AX2 IO	2.267	05-25-35	14,567,824	1,004,317
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.668	04-15-47	980,000	1,003,016
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	4,740,000	340,454
Series 2014-FL5, Class C (P) (S)	2.534	07-15-31	1,350,000	1,327,497
Series 2014-INN, Class F (P) (S)	4.535	06-15-29	765,000	738,142
Series 2014-PHH, Class C (P) (S)	2.635	08-15-27	1,110,000	1,107,202
Series 2015-MAR7, Class C (S)	4.490	06-05-32	905,000	907,090
Series 2015-SGP, Class B (P) (S)	3.285	07-15-36	760,000	761,427
Series 2016-JP3, Class C (P)	3.483	09-15-26	562,000	525,531
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.624	11-25-34	825,000	801,010
MASTR Alternative Loan Trust Series 2005-2, Class 4A3 (P)	0.924	03-25-35	326,621	310,088
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.904	10-25-35	702,590	701,611

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       31

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.164	02-15-46	370,000	$372,846
Series 2014-C18, Class 300D	5.279	08-15-31	510,000	518,920
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,850,000	1,862,639
Series 2015, Class XLF1 C (P) (S)	2.634	08-14-31	905,000	901,249
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	3.314	08-25-34	630,570	623,793
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.854	05-25-35	341,233	322,958
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
Series 2005-2, Class M2 (P)	0.974	04-25-35	705,000	665,199
Series 2005-3, Class APT (P)	0.814	07-25-35	447,710	437,703
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.811	03-25-44	464,526	450,949
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.835	10-10-36	475,000	470,344
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.634	05-10-63	7,067,507	366,840
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	1,044,000	1,073,170
WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (P)	0.814	12-25-45	478,899	446,022
Series 2005-AR2, Class 2A1B (P)	0.894	01-25-45	219,990	201,994
Series 2005-AR2, Class 2A3 (P)	0.874	01-25-45	908,254	844,214
Series 2005-AR8, Class 2AB2 (P)	0.866	07-25-45	547,638	521,750
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,250,000	1,246,738
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	900,000	832,735
Series 2015-LC22, Class B (P)	4.540	09-15-58	623,000	693,616
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.118	11-15-45	8,678,923	708,435
Series 2013-C16, Class B (P)	4.982	09-15-46	425,000	479,108
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.005	11-15-29	120,514	118,194
U.S. Government Agency 0.3%				5,055,798
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.374	10-25-27	685,000	694,501
Series 2015-DNA1, Class M3 (P)	3.746	10-25-27	250,000	256,370
Series 2016-DNA3, Class M2 (P)	2.670	12-25-28	330,000	333,523
Series 2016-HQA2, Class M2 (P)	2.694	11-25-28	400,000	406,642
Series 290, Class IO	3.500	11-15-32	4,043,240	509,236
Series K017, Class X1 IO	1.523	12-25-21	5,480,011	313,887
Series K022, Class X1 IO	1.398	07-25-22	14,698,687	867,919
Series K709, Class X1 IO	1.652	03-25-19	3,032,788	90,896
Series K710, Class X1 IO	1.892	05-25-19	7,574,960	272,762

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       32

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K711, Class X1 IO	1.817	07-25-19	8,100,572	$293,302
Federal National Mortgage Association Series 2012-137, Class WI IO	3.500	12-25-32	1,658,209	238,004
Government National Mortgage Association
Series 2012-114, Class IO	0.874	01-16-53	2,868,678	178,137
Series 2016-142, Class IO	0.997	09-16-58	3,000,000	266,589
Series 2016-87, Class IO	1.008	08-16-58	4,133,398	334,030
Asset backed securities 5.6%				$94,888,606
(Cost $94,149,391)
Asset backed securities 5.6%				94,888,606
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	1.121	05-25-35	377,675	367,024
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.974	10-25-35	1,770,000	1,671,240
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,155,000	1,165,787
Series 2015-1, Class A4	1.750	05-15-20	1,150,000	1,160,683
Ally Master Owner Trust Series 2015-3, Class A	1.630	05-15-20	1,445,000	1,449,683
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.994	05-25-35	865,000	830,824
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	2,040,000	2,060,115
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	1,346,400	1,358,256
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.568	01-25-34	251,450	235,711
Series 2004-W6, Class M1 (P)	1.349	05-25-34	130,424	125,186
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	2,625,000	2,631,505
Bank of the West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	1,065,000	1,069,913
Series 2015-1, Class A4 (S)	1.660	09-15-20	1,090,000	1,095,843
BMW Vehicle Owner Trust Series 2016-A, Class A4	1.600	12-27-22	675,000	672,564
Cabela's Credit Card Master Note Trust Series 2016-1, Class A1	1.780	06-15-22	1,612,500	1,619,779
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	540,000	543,877
Series 2015-2, Class A4	1.750	01-15-21	950,000	955,157
Series 2016-2, Class A4	2.140	12-15-21	500,000	502,674
Capital One Multi-Asset Execution Trust
Series 2015-A5, Class A5	1.600	05-17-21	1,590,000	1,599,802
Series 2016-A3, Class A3	1.340	04-15-22	2,055,000	2,055,210
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	535,000	539,383
Series 2016-1, Class A4	1.880	06-15-21	600,000	605,843

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-2, Class A4	1.680	09-15-21	680,000	$681,973
Chase Issuance Trust
Series 2015-A2, Class A2	1.590	02-18-20	1,595,000	1,603,609
Series 2015-A5, Class A5	1.360	04-15-20	2,500,000	2,506,570
Series 2016-A2, Class A	1.370	06-15-21	1,495,000	1,495,587
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4 (S)	1.760	12-16-19	570,000	572,867
Series 2016-BA, Class A4 (S)	2.080	02-15-22	525,000	524,903
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	810,000	842,406
Series 2014-A8, Class A8	1.730	04-09-20	1,450,000	1,461,153
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,999,225	1,999,776
CNH Equipment Trust
Series 2015-C, Class A3	1.660	11-16-20	1,980,000	1,989,909
Series 2016-B, Class A3	1.630	08-16-21	640,000	643,544
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B	5.050	02-25-35	485,952	487,614
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.908	07-25-35	295,375	289,896
CSMC Trust Series 2006-CF2, Class M1 (P) (S)	0.916	05-25-36	427,498	422,641
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,689,275	1,721,528
Discover Card Execution Note Trust Series 2016-A1, Class A1	1.640	07-15-21	3,175,000	3,198,266
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	940,500	914,529
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.499	12-25-34	419,953	386,266
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	590,000	595,321
Series 2015-A, Class A4	1.640	06-15-20	645,000	649,865
Series 2015-B, Class A4	1.580	08-15-20	935,000	941,015
Series 2016-B, Class A4	1.520	08-15-21	380,000	381,399
Series 2016-C, Class A4	1.610	02-15-22	600,000	598,776
Ford Credit Floorplan Master Owner Trust
Series 2014-4, Class A1	1.400	08-15-19	1,820,000	1,824,107
Series 2015-1, Class A1	1.420	01-15-20	1,280,000	1,282,793
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4	1.730	06-20-19	410,000	411,925
Series 2015-2, Class A4	1.850	07-22-19	1,260,000	1,268,354
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	770,000	772,396
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.794	10-25-35	515,421	487,205

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       34

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
GSAA Trust Series 2005-10, Class M3 (P)	1.074	06-25-35	569,419	$555,952
Hertz Vehicle Financing LLC Series 2016-3A, Class A (S)	2.270	07-25-20	740,000	739,205
Home Equity Asset Trust
Series 2005-1, Class M4 (P)	1.544	05-25-35	1,345,000	1,309,308
Series 2005-3, Class M4 (P)	1.484	08-25-35	400,000	376,709
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,960,000	1,964,258
Series 2015-2, Class A4	1.470	08-23-21	925,000	929,361
Series 2016-2, Class A4	1.620	08-15-22	1,045,000	1,053,786
Series 2016-4, Class A4	1.650	01-18-23	1,200,000	1,197,353
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	920,000	923,578
Series 2015-A, Class A4	1.650	12-15-21	510,000	513,132
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A (P)	1.044	06-25-35	445,674	430,271
Series 2005-WMC1, Class M1 (P)	1.274	09-25-35	417,233	375,601
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	147,001	146,712
Series 2015-1A, Class A (S)	2.520	12-20-32	624,369	626,732
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	0.804	09-25-36	888,462	839,879
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	1.199	03-25-35	1,510,000	1,419,718
Series 2005-2, Class M2 (P)	1.199	06-25-35	1,720,000	1,653,980
Nissan Auto Receivables Owner Trust Series 2016-B, Class A4	1.540	10-17-22	500,000	502,281
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	982,000	983,927
RAAC Series Trust Series 2006-SP4, Class M1 (P)	0.874	11-25-36	365,000	343,424
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	1,125,000	1,129,159
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.674	09-25-36	981,858	952,187
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	286,679	286,724
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	398,333	403,542
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.964	11-25-35	650,000	631,462
Specialty Underwriting & Residential Finance Trust Series 2006-BC 1, Class A2D (P)	0.824	12-25-36	1,086,559	1,074,635
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	1.166	02-25-35	836,261	806,140
Series 2005-2, Class M2 (P)	1.259	03-25-35	1,435,000	1,365,459

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       35

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.988	02-25-35	1,090,329	$1,038,366
Structured Asset Securities Corp. Trust Series 2005-AR1, Class M1 (P)	0.954	09-25-35	460,000	444,183
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 (S)	1.780	01-15-21	1,250,000	1,255,796
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	895,000	905,521
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	1,195,000	1,213,962
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	344,667	337,742
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4	1.740	09-15-20	1,040,000	1,049,640
Series 2016-B, Class A4	1.520	08-16-21	710,000	711,774
Series 2016-C, Class A4	1.320	11-15-21	600,000	598,338
Verizon Owner Trust Series 2016-1A, Class A (S)	1.420	01-20-21	1,010,000	1,011,208
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	625,000	624,504
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	2,004,750	2,011,648
Westgate Resorts LLC
Series 2013-1A, Class B (S)	3.750	08-20-25	60,781	60,914
Series 2014-1A, Class A (S)	2.150	12-20-26	974,873	966,645
Series 2014-1A, Class B (S)	3.250	12-20-26	419,195	416,315
Series 2014-AA, Class A (S)	6.250	10-20-26	152,855	152,550
Series 2015-1A, Class A (S)	2.750	05-20-27	385,243	382,795
Series 2015-2A, Class B (S)	4.000	07-20-28	693,878	695,178
Series 2016-1A, Class A (S)	3.500	12-20-28	484,337	488,521
World Omni Auto Receivables Trust Series 2016-A, Class A3	1.770	09-15-21	1,700,000	1,716,279
		Yield (%)	Shares	Value
Securities lending collateral 0.0%				$149,800
(Cost $149,800)
John Hancock Collateral Trust (W)		0.6357(Y)	14,969	149,800
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.5%				$9,190,000
(Cost $9,190,000)
U.S. Government Agency 0.1%				1,202,000
Federal Home Loan Bank Discount Note	0.150	11-01-16	1,202,000	1,202,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       36

	Par value^	Value
Repurchase agreement 0.4%		$7,988,000
Barclays Tri-Party Repurchase Agreement dated 10-31-16 at 0.320% to be repurchased at $7,479,066 on 11-1-16, collateralized by $7,584,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 7-15-26 (valued at $7,625,893, including interest)	7,479,000	7,479,000
Repurchase Agreement with State Street Corp. dated 10-31-16 at 0.030% to be repurchased at $509,000 on 11-1-16, collateralized by $515,000 Federal Home Loan Mortgage Corp., 1.625% due 12-27-18 (valued at $523,369, including interest)	509,000	509,000
Total investments (Cost $1,455,913,359)† 99.6%		$1,703,711,584
Other assets and liabilities, net 0.4%		$6,991,047
Total net assets 100.0%		$1,710,702,631

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,470,679,797. Net unrealized appreciation aggregated to $233,031,787, of which $271,549,562 related to appreciated investment securities and $38,517,775 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       37

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Unaffiliated investments, at value (Cost $1,455,763,559) including $144,900 of securities loaned	$1,703,561,784
Affiliated investments, at value (Cost $149,800)	149,800
Total investments, at value (Cost $1,455,913,359)	1,703,711,584
Cash	3,158
Receivable for investments sold	10,970,755
Receivable for fund shares sold	5,104,943
Dividends and interest receivable	7,568,220
Receivable for securities lending income	314
Other receivables and prepaid expenses	91,104
Total assets	1,727,450,078
Liabilities
Payable for investments purchased	11,938,477
Payable for fund shares repurchased	3,732,256
Payable upon return of securities loaned	149,800
Payable to affiliates
Accounting and legal services fees	90,143
Transfer agent fees	174,771
Distribution and service fees	481,891
Trustees' fees	310
Other liabilities and accrued expenses	179,799
Total liabilities	16,747,447
Net assets	$1,710,702,631
Net assets consist of
Paid-in capital	$1,485,471,447
Undistributed net investment income	1,747,887
Accumulated net realized gain (loss) on investments and foreign currency transactions	(24,314,928)
Net unrealized appreciation (depreciation) on investments	247,798,225
Net assets	$1,710,702,631

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       38

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($866,321,726 ÷ 47,368,620 shares)[1]	$18.29
Class B ($49,195,274 ÷ 2,695,498 shares)[1]	$18.25
Class C ($506,514,029 ÷ 27,733,674 shares)[1]	$18.26
Class I ($233,153,980 ÷ 12,756,337 shares)	$18.28
Class R1 ($5,616,012 ÷ 305,919 shares)	$18.36
Class R2 ($7,748,777 ÷ 424,227 shares)	$18.27
Class R3 ($3,750,691 ÷ 204,634 shares)	$18.33
Class R4 ($29,740,146 ÷ 1,619,551 shares)	$18.36
Class R5 ($2,056,560 ÷ 112,134 shares)	$18.34
Class R6 ($6,605,436 ÷ 360,997 shares)	$18.30
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.25

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       39

STATEMENT OF OPERATIONS   For the year ended 10-31-16

Investment income
Dividends	$24,393,958
Interest	22,650,081
Securities lending	15,697
Less foreign taxes withheld	(105,155)
Total investment income	46,954,581
Expenses
Investment management fees	9,861,426
Distribution and service fees	8,343,505
Accounting and legal services fees	342,185
Transfer agent fees	1,972,162
Trustees' fees	25,374
State registration fees	211,964
Printing and postage	177,787
Professional fees	128,902
Custodian fees	221,589
Registration and filing fees	538
Other	34,087
Total expenses	21,319,519
Less expense reductions	(145,448)
Net expenses	21,174,071
Net investment income	25,780,510
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(14,420,878)
Affiliated investments	(256)
(14,421,134)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	39,009,425
Affiliated investments	(160)
39,009,265
Net realized and unrealized gain	24,588,131
Increase in net assets from operations	$50,368,641

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       40

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$25,780,510	$26,044,965
Net realized gain (loss)	(14,421,134)	45,788,818
Change in net unrealized appreciation (depreciation)	39,009,265	(64,283,026)
Increase in net assets resulting from operations	50,368,641	7,550,757
Distributions to shareholders
From net investment income
Class A	(14,856,252)	(15,886,464)
Class B	(614,228)	(1,029,854)
Class C	(5,398,305)	(6,524,200)
Class I	(3,953,623)	(4,137,429)
Class R1	(74,533)	(71,537)
Class R2	(82,620)	(32,219)
Class R3	(238,439)	(368,132)
Class R4	(426,059)	(379,974)
Class R5	(48,109)	(61,981)
Class R6	(125,656)	(114,307)
From net realized gain
Class A	(22,887,568)	(19,990,042)
Class B	(1,833,879)	(2,225,934)
Class C	(14,221,754)	(12,370,374)
Class I	(5,472,308)	(4,036,487)
Class R1	(149,777)	(121,712)
Class R2	(55,514)	(23,868)
Class R3	(542,556)	(572,462)
Class R4	(533,352)	(406,712)
Class R5	(63,261)	(79,439)
Class R6	(150,697)	(102,081)
Total distributions	(71,728,490)	(68,535,208)
From fund share transactions	106,763,928	335,284,454
Total increase	85,404,079	274,300,003
Net assets
Beginning of year	1,625,298,552	1,350,998,549
End of year	$1,710,702,631	$1,625,298,552
Undistributed net investment income	$1,747,887	$1,440,436

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       41

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.56	$19.34	$18.62	$16.57	$14.90
Net investment income[1]	0.32	0.36	0.39	0.36	0.25
Net realized and unrealized gain (loss) on investments	0.25	(0.19)	1.46	2.40	1.65
Total from investment operations	0.57	0.17	1.85	2.76	1.90
Less distributions
From net investment income	(0.32)	(0.40)	(0.42)	(0.41)	(0.23)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.84)	(0.95)	(1.13)	(0.71)	(0.23)
Net asset value, end of period	$18.29	$18.56	$19.34	$18.62	$16.57
Total return (%)[2,3]	3.26	0.98	10.43	17.23	12.84
Ratios and supplemental data
Net assets, end of period (in millions)	$866	$808	$675	$597	$512
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.09	1.10	1.14	1.18
Expenses including reductions	1.09	1.09	1.09	1.14	1.18
Net investment income	1.77	1.92	2.07	2.08	1.56
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       42

Class B Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.52	$19.30	$18.58	$16.54	$14.88
Net investment income[1]	0.19	0.23	0.26	0.24	0.13
Net realized and unrealized gain (loss) on investments	0.25	(0.19)	1.46	2.39	1.65
Total from investment operations	0.44	0.04	1.72	2.63	1.78
Less distributions
From net investment income	(0.19)	(0.27)	(0.29)	(0.29)	(0.12)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.71)	(0.82)	(1.00)	(0.59)	(0.12)
Net asset value, end of period	$18.25	$18.52	$19.30	$18.58	$16.54
Total return (%)[2,3]	2.54	0.27	9.68	16.38	12.03
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$67	$80	$82	$76
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.79	1.80	1.84	1.88
Expenses including reductions	1.79	1.78	1.79	1.84	1.88
Net investment income	1.08	1.23	1.38	1.38	0.85
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       43

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.53	$19.31	$18.59	$16.55	$14.88
Net investment income[1]	0.19	0.23	0.26	0.24	0.13
Net realized and unrealized gain (loss) on investments	0.25	(0.19)	1.46	2.39	1.66
Total from investment operations	0.44	0.04	1.72	2.63	1.79
Less distributions
From net investment income	(0.19)	(0.27)	(0.29)	(0.29)	(0.12)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.71)	(0.82)	(1.00)	(0.59)	(0.12)
Net asset value, end of period	$18.26	$18.53	$19.31	$18.59	$16.55
Total return (%)[2,3]	2.54	0.27	9.67	16.37	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$507	$501	$422	$344	$292
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.79	1.80	1.84	1.88
Expenses including reductions	1.79	1.78	1.79	1.84	1.88
Net investment income	1.07	1.22	1.37	1.38	0.86
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       44

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.55	$19.33	$18.61	$16.57	$14.91
Net investment income[1]	0.37	0.42	0.45	0.42	0.31
Net realized and unrealized gain (loss) on investments	0.26	(0.19)	1.47	2.40	1.64
Total from investment operations	0.63	0.23	1.92	2.82	1.95
Less distributions
From net investment income	(0.38)	(0.46)	(0.49)	(0.48)	(0.29)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.90)	(1.01)	(1.20)	(0.78)	(0.29)
Net asset value, end of period	$18.28	$18.55	$19.33	$18.61	$16.57
Total return (%)[2]	3.59	1.31	10.80	17.62	13.24
Ratios and supplemental data
Net assets, end of period (in millions)	$233	$195	$131	$89	$73
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.78	0.79	0.78	0.79
Expenses including reductions	0.78	0.77	0.78	0.78	0.79
Net investment income	2.09	2.23	2.38	2.44	1.95
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       45

Class R1 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.62	$19.41	$18.68	$16.63	$14.96
Net investment income[1]	0.26	0.30	0.33	0.31	0.20
Net realized and unrealized gain (loss) on investments	0.26	(0.20)	1.47	2.40	1.66
Total from investment operations	0.52	0.10	1.80	2.71	1.86
Less distributions
From net investment income	(0.26)	(0.34)	(0.36)	(0.36)	(0.19)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.78)	(0.89)	(1.07)	(0.66)	(0.19)
Net asset value, end of period	$18.36	$18.62	$19.41	$18.68	$16.63
Total return (%)[2]	2.95	0.58	10.10	16.84	12.50
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$5	$4	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.44	1.44	1.45	1.48
Expenses including reductions	1.43	1.43	1.43	1.45	1.48
Net investment income	1.43	1.59	1.73	1.76	1.25
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       46

Class R2 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.53	$19.33	$18.62	$16.58	$16.10
Net investment income[2]	0.29	0.34	0.42	0.38	0.18
Net realized and unrealized gain (loss) on investments	0.27	(0.19)	1.45	2.41	0.48
Total from investment operations	0.56	0.15	1.87	2.79	0.66
Less distributions
From net investment income	(0.30)	(0.40)	(0.45)	(0.45)	(0.18)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.82)	(0.95)	(1.16)	(0.75)	(0.18)
Net asset value, end of period	$18.27	$18.53	$19.33	$18.62	$16.58
Total return (%)[3]	3.23	0.86	10.51	17.39	4.14	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$2	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.17	1.02	0.98	0.96	[6]
Expenses including reductions	1.18	1.17	1.01	0.98	0.96	[6]
Net investment income	1.63	1.84	2.23	2.17	1.68	[6]
Portfolio turnover (%)	47	49	39	53	65	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       47

Class R3 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.59	$19.38	$18.66	$16.61	$14.93
Net investment income[1]	0.27	0.32	0.35	0.33	0.22
Net realized and unrealized gain (loss) on investments	0.27	(0.20)	1.46	2.40	1.66
Total from investment operations	0.54	0.12	1.81	2.73	1.88
Less distributions
From net investment income	(0.28)	(0.36)	(0.38)	(0.38)	(0.20)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.80)	(0.91)	(1.09)	(0.68)	(0.20)
Net asset value, end of period	$18.33	$18.59	$19.38	$18.66	$16.61
Total return (%)[2]	3.07	0.69	10.17	16.97	12.69
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$19	$20	$19	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.33	1.33	1.35	1.36
Expenses including reductions	1.32	1.32	1.33	1.35	1.36
Net investment income	1.50	1.68	1.84	1.87	1.37
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       48

Class R4 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.63	$19.41	$18.69	$16.63	$14.95
Net investment income[1]	0.35	0.39	0.41	0.40	0.27
Net realized and unrealized gain (loss) on investments	0.25	(0.19)	1.48	2.41	1.66
Total from investment operations	0.60	0.20	1.89	2.81	1.93
Less distributions
From net investment income	(0.35)	(0.43)	(0.46)	(0.45)	(0.25)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.87)	(0.98)	(1.17)	(0.75)	(0.25)
Net asset value, end of period	$18.36	$18.63	$19.41	$18.69	$16.63
Total return (%)[2]	3.41	1.15	10.59	17.47	13.01
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$19	$14	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.04	1.04	1.05	1.06
Expenses including reductions	0.92	0.93	0.93	0.95	1.01
Net investment income	1.93	2.06	2.20	2.26	1.73
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       49

Class R5 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.60	$19.39	$18.67	$16.61	$14.94
Net investment income[1]	0.38	0.44	0.45	0.44	0.31
Net realized and unrealized gain (loss) on investments	0.26	(0.21)	1.47	2.40	1.65
Total from investment operations	0.64	0.23	1.92	2.84	1.96
Less distributions
From net investment income	(0.38)	(0.47)	(0.49)	(0.48)	(0.29)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.90)	(1.02)	(1.20)	(0.78)	(0.29)
Net asset value, end of period	$18.34	$18.60	$19.39	$18.67	$16.61
Total return (%)[2]	3.68	1.30	10.82	17.73	13.27
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$2	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.73	0.74	0.76
Expenses including reductions	0.72	0.72	0.72	0.74	0.76
Net investment income	2.14	2.29	2.41	2.51	1.96
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       50

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.56	$19.35	$18.63	$16.58	$14.91
Net investment income[1]	0.39	0.44	0.47	0.44	0.32
Net realized and unrealized gain (loss) on investments	0.27	(0.20)	1.47	2.40	1.65
Total from investment operations	0.66	0.24	1.94	2.84	1.97
Less distributions
From net investment income	(0.40)	(0.48)	(0.51)	(0.49)	(0.30)
From net realized gain	(0.52)	(0.55)	(0.71)	(0.30)	—
Total distributions	(0.92)	(1.03)	(1.22)	(0.79)	(0.30)
Net asset value, end of period	$18.30	$18.56	$19.35	$18.63	$16.58
Total return (%)[2]	3.76	1.38	10.91	17.76	13.35
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$5	$1	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.69	0.69	0.70	0.71
Expenses including reductions	0.66	0.67	0.66	0.70	0.71
Net investment income	2.19	2.34	2.50	2.50	2.02
Portfolio turnover (%)	47	49	39	53	65

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       51

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income, and preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to

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value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks	$1,074,062,005	$1,074,062,005	—	—
Preferred securities	4,862,020	4,862,020	—	—
U.S. Government and Agency obligations	167,394,240	—	$167,394,240	—
Foreign government obligations	2,394,646	—	2,394,646	—
Corporate bonds	280,724,128	—	280,724,128	—
Capital preferred securities	2,322,709	—	2,322,709	—
Convertible bonds	605,588	—	605,588	—
Municipal bonds	837,607	—	837,607	—
Term loans	313,758	—	313,758	—
Collateralized mortgage obligations	65,966,477	—	65,966,477	—
Asset backed securities	94,888,606	—	94,888,606	—
Securities lending collateral	149,800	149,800	—	—
Short-term investments	9,190,000	—	9,190,000	—
Total investments in securities	$1,703,711,584	$1,079,073,825	$624,637,759	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/

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discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2016, the fund loaned securities valued at $144,900 and received $149,800 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       54

to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016, were $4,844.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryfoward of $7,378,600 and a long-term capital loss carryforward of $2,189,786 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$27,231,676	$32,988,666
Long-term capital gains	44,496,814	35,546,542
Total	$71,728,490	$68,535,208

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $1,767,783 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships, and amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$62,181	Class R3	$1,122
Class B	4,239	Class R4	1,679
Class C	37,166	Class R5	169
Class I	14,113	Class R6	1,452
Class R1	380	Total	$122,873
Class R2	372

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service Fee	Class	Rule 12b-1 fee	Service Fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%

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Class	Rule 12b-1 fee	Service Fee	Class	Rule 12b-1 fee	Service Fee
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $22,575 for Class R4 shares for the year ended October 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,874,648 for the year ended October 31, 2016. Of this amount, $613,865 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,229,752 was paid as sales commissions to broker-dealers and $31,031 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $6,146, $49,108 and $65,691 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,515,646	$1,049,956
Class B	573,275	71,712
Class C	5,014,979	627,842
Class I	—	212,859
Class R1	38,444	895
Class R2	24,790	874
Class R3	98,253	2,645
Class R4	77,143	3,961
Class R5	975	399
Class R6	—	1,019
Total	$8,343,505	$1,972,162

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$2,271,001	1	0.660%	$42

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	12,752,223	$228,096,064	14,663,092	$277,705,110
Distributions reinvested	2,068,192	36,688,419	1,883,100	34,664,641
Repurchased	(11,013,123)	(197,943,501)	(7,902,899)	(148,789,320)
Net increase	3,807,292	$66,840,982	8,643,293	$163,580,431
Class B shares
Sold	153,162	$2,744,281	208,825	$3,955,910
Distributions reinvested	123,581	2,187,944	154,837	2,845,331
Repurchased	(1,207,136)	(21,556,643)	(873,600)	(16,444,345)
Net decrease	(930,393)	($16,624,418)	(509,938)	($9,643,104)
Class C shares
Sold	4,838,131	$86,633,934	7,832,655	$147,880,456
Distributions reinvested	956,175	16,943,532	864,422	15,892,058
Repurchased	(5,112,267)	(91,624,544)	(3,500,954)	(65,803,959)
Net increase	682,039	$11,952,922	5,196,123	$97,968,555
Class I shares
Sold	6,709,171	$121,910,722	5,709,262	$107,797,948
Distributions reinvested	432,787	7,675,489	368,729	6,784,463
Repurchased	(4,926,937)	(87,743,381)	(2,302,132)	(43,321,147)
Net increase	2,215,021	$41,842,830	3,775,859	$71,261,264
Class R1 shares
Sold	181,926	$3,306,213	107,842	$2,017,440
Distributions reinvested	7,539	134,228	8,357	154,227
Repurchased	(126,879)	(2,260,444)	(82,876)	(1,574,976)
Net increase	62,586	$1,179,997	33,323	$596,691
Class R2 shares
Sold	408,620	$7,272,762	90,740	$1,702,004
Distributions reinvested	7,016	124,752	2,394	44,097
Repurchased	(96,350)	(1,737,623)	(18,313)	(342,073)
Net increase	319,286	$5,659,891	74,821	$1,404,028

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		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	254,622	$4,573,326	124,285	$2,353,989
Distributions reinvested	44,058	780,995	50,996	940,594
Repurchased	(1,137,762)	(21,056,671)	(172,632)	(3,271,119)
Net increase (decrease)	(839,082)	($15,702,350)	2,649	$23,464
Class R4 shares
Sold	708,699	$12,938,320	397,606	$7,661,067
Distributions reinvested	53,780	959,411	42,588	786,686
Repurchased	(182,084)	(3,279,362)	(139,423)	(2,637,312)
Net increase	580,395	$10,618,369	300,771	$5,810,441
Class R5 shares
Sold	21,741	$382,119	25,410	$484,619
Distributions reinvested	6,156	109,408	7,665	141,420
Repurchased	(40,689)	(741,356)	(44,467)	(841,799)
Net decrease	(12,792)	($249,829)	(11,392)	($215,760)
Class R6 shares
Sold	215,365	$3,835,978	300,700	$5,769,516
Distributions reinvested	15,560	276,353	11,418	210,151
Repurchased	(163,200)	(2,866,797)	(78,736)	(1,481,223)
Net increase	67,725	$1,245,534	233,382	$4,498,444
Total net increase	5,952,077	$106,763,928	17,738,891	$335,284,454

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $581,547,629 and $493,915,887, respectively, for the year ended October 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $253,865,610 and $265,528,976, respectively, for the year ended October 31, 2016.

Note 7 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2016, the fund engaged in sales amounting to $27,447,717.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Balanced Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, agent banks, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $44,496,814 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the three- and five-year periods ended December 31, 2015 and underperformed its peer group average for the one-year period ended December 31, 2015. The Board also noted that the fund outperformed its benchmark and ranked in the top decile of its peer group for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable

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performance relative to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       68

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       69

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       70

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       71

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327088	36A 10/16 12/16

John Hancock

Small Cap Core Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
15	Financial statements
18	Financial highlights
20	Notes to financial statements
25	Auditor's report
26	Tax information
27	Continuation of investment advisory and subadvisory agreements
32	Trustees and Officers
36	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

Class I shares
Russell 2000 Index
Morningstar small blend fund category average
13.18
4.11
2.91
4.58
3.42
1 year
Since inception
(12/20/13)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap stocks gained ground

The Russell 2000 Index recovered from early losses to post a gain of 4.11% for the past 12 months.

The fund provided returns well in excess of the index

Class I shares of the fund returned 13.18% for the period, reflecting the strength of its stock selection across multiple sectors.

Broad-based outperformance drove returns

The fund's holdings outpaced the benchmark components in eight sectors, led by healthcare, industrials, and consumer discretionary.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Shares purchased in an initial public offering may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time, causing an increase in portfolio turnover. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Bill Talbot, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the performance of small-cap stocks for the 12 months ended October 31, 2016?

U.S. small caps shook off the effects of an early downturn to close with a gain of 4.11%, as measured by the fund's benchmark, the Russell 2000 Index. The initial months of the reporting period proved very challenging for smaller companies, as stocks fell sharply in reaction to the combination of slowing global growth, falling commodity prices, and concerns that the U.S. Federal Reserve (Fed) would adopt a more aggressive interest-rate policy. Investors' risk appetites plummeted as a result, causing the index to experience significant weakness from the beginning of the period to its mid-February low. The market's fortunes quickly turned for the better, however, as investors reacted favorably to the increasingly accommodative policies of the world's central banks. The rally continued through the summer and into late September, gaining momentum as signs of improving economic growth fueled a steady increase in investor optimism. While stocks gave back some ground in October on election-related uncertainty and fears that the Fed would enact a quarter-point interest-rate hike before year end, the index nonetheless finished the period in positive territory.

What were the key factors affecting the fund's relative performance?

Consistent with our bottom-up style, stock selection was the key driver of the fund's robust results. We delivered the widest margin of outperformance in the healthcare, industrials, and consumer discretionary sectors, while our selection was less effective in financials.

Among the fund's individual positions, two of the largest contributors were the technology stocks Five9, Inc. and Interactive Intelligence Group, Inc. Both provide cloud-based solutions that enable corporations to modernize their call center technology, an approach that is being adopted more quickly than investors anticipated. Merger-and-acquisition activity led to strong returns for the fund's position in FleetMatics Group PLC, a provider of fleet-tracking software for trucking

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       4

companies that was acquired by Verizon Communications, Inc. in August. We tendered the fund's tendered its shares in FleetMatics, and the stock is no longer held.

Outside of the technology sector, the retailer Central Garden & Pet Company was the top contributor for the period. The company suffered from poor execution stemming from its subpar information technology systems, but we stayed with the stock on the belief that its valuation reflected very low expectations. This patient strategy paid off in the past 12 months, as the company improved its execution and generated growth on both the top and bottom lines. The fund also benefited from its position in Enzo Biochem, Inc., which rallied due to its settlement of several intellectual property lawsuits. Believing the stock was fully valued, we sold it from the portfolio.

Certain sector allocations played a further role in the fund's outperformance. Specifically, an overweight in the real estate sector—which outpaced the return of the broader small-cap asset class—added value for the fund.

On the negative side, Integer Holdings Corp.—a producer of value-added batteries for pacemakers—was the largest detractor. The company announced the acquisition of a competitor, leading to a substantial increase in its debt. Performance was also hurt by positions in two energy stocks—Carrizo Oil & Gas, Inc. and Bristow Group, Inc.—that lagged during the downturn in energy prices in the early part of the period. We sold both stocks in the first calendar quarter and only reinvested a portion of the assets back into the energy sector, preventing the fund from fully benefiting from the subsequent rally in the group. A position in HSN, Inc., parent of Home Shopping Network, also lost ground due in part to rising competition from online retailers. The company's year-over-year results began to slip as a result, leading us to sell the position.

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Bio-Rad Laboratories, Inc., Class A	2.0
UniFirst Corp.	2.0
EPR Properties	2.0
Retail Opportunity Investments Corp.	1.9
Urban Edge Properties	1.9
Patterson-UTI Energy, Inc.	1.9
American Assets Trust, Inc.	1.9
The Cooper Companies, Inc.	1.8
Merit Medical Systems, Inc.	1.8
CIRCOR International, Inc.	1.7
TOTAL	18.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       5

What changes did you make to the fund's positioning during the course of the period?

We employ a purely bottom-up approach, so our portfolio changes reflect stock-by-stock decisions rather than our top-down views. With that in mind, we increased the fund's weighting in industrial stocks when the sector came under significant pressure from concerns about slowing economic growth in late 2015. We identified a number of companies that were trading at very attractive valuations, prompting us to move the fund to an overweight position in the sector.

We have found the information technology and healthcare sectors to be home to a high representation of the types of opportunities we seek. In the former, we have identified the most compelling investment ideas in the software segment, particularly among companies—such as Five9—that provide enterprises with tools to help them modernize their technology. Healthcare stocks, for their part, have been pressured by the uncertainty associated with the U.S. election, given that policy shifts can have a significant impact on reimbursements. This concern has weighed on performance across the entire sector, creating opportunities in a variety of stocks that are not directly affected by potential changes in healthcare policy.

More broadly speaking, we believe the backdrop of slow global growth argues for an active approach to the small-cap space. Although U.S. companies, in general, cannot count on the tailwind of positive economic conditions to drive earnings, there are a wealth of small-cap stocks capable of generating healthy revenue growth even without the benefit of economic expansion. With this in mind, we continue to pursue a bottom-up strategy to identify financially sound and reasonably valued companies that we believe are positioned to grow in any environment.

MANAGED BY

Bill Talbot, CFA On the fund since inception Investing since 1994

The views expressed in this report are exclusively those of Bill Talbot, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class I2	13.18	4.58	13.69
Class NAV[2]	13.21	4.67	13.97
Index†	4.11	3.42	10.13

Performance figures assume all distributions are reinvested. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class I	Class NAV
Gross/Net (%)	1.27	1.16

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-20-13	11,369	11,369	11,013
Class NAV[2]	12-20-13	11,397	11,397	11,013

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 12-20-13.
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class I	$1,000.00	$1,101.30	$5.76	1.09%
Class NAV	1,000.00	1,101.30	5.12	0.97%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       9

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class I	$1,000.00	$1,019.70	$5.53	1.09%
Class NAV	1,000.00	1,020.30	4.93	0.97%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       10

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 96.7%		$134,269,190
(Cost $116,984,613)
Consumer discretionary 10.8%		14,947,323
Auto components 1.6%
Tenneco, Inc. (I)	38,986	2,146,959
Hotels, restaurants and leisure 3.0%
Del Frisco's Restaurant Group, Inc. (I)	71,772	1,026,340
Fiesta Restaurant Group, Inc. (I)	35,765	944,196
Vail Resorts, Inc.	14,120	2,251,293
Household durables 1.0%
Tupperware Brands Corp.	22,292	1,326,820
Leisure products 1.1%
Malibu Boats, Inc., Class A (I)	106,933	1,568,707
Media 1.6%
Cinemark Holdings, Inc.	55,803	2,220,959
Specialty retail 2.5%
Build-A-Bear Workshop, Inc. (I)	130,415	1,760,603
Lithia Motors, Inc., Class A	19,835	1,701,446
Consumer staples 5.4%		7,538,780
Food and staples retailing 1.3%
United Natural Foods, Inc. (I)	44,271	1,847,872
Food products 1.3%
Amira Nature Foods, Ltd. (I)	220,463	1,728,425
Household products 2.1%
Central Garden & Pet Company, Class A (I)	97,777	2,282,115
Orchids Paper Products Company	26,498	679,939
Personal products 0.7%
Inter Parfums, Inc.	30,688	1,000,429
Energy 1.9%		2,647,335
Energy equipment and services 1.9%
Patterson-UTI Energy, Inc.	117,764	2,647,335
Financials 13.5%		18,727,363
Banks 9.7%
Access National Corp.	36,645	863,723
Banner Corp.	43,215	1,950,725
Brookline Bancorp, Inc.	132,642	1,697,818
Columbia Banking System, Inc.	56,459	1,864,276
Hope Bancorp, Inc.	148,265	2,392,997
Pacific Continental Corp.	66,199	1,135,313

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       11

	Shares	Value
Financials (continued)
Banks (continued)
Park Sterling Corp.	185,961	$1,601,124
Univest Corp. of Pennsylvania	82,294	1,954,483
Capital markets 3.8%
Evercore Partners, Inc., Class A	25,069	1,347,459
Golub Capital BDC, Inc.	98,010	1,734,777
Moelis & Company, Class A	54,088	1,373,835
PennantPark Floating Rate Capital, Ltd.	62,516	810,833
Health care 15.5%		21,486,413
Biotechnology 1.7%
Aptevo Therapeutics, Inc. (I)	26,237	57,984
Emergent BioSolutions, Inc. (I)	63,060	1,684,963
Halozyme Therapeutics, Inc. (I)	70,655	609,753
Health care equipment and supplies 7.3%
Derma Sciences, Inc. (I)	372,942	1,659,592
Globus Medical, Inc., Class A (I)	49,897	1,104,221
Integer Holdings Corp. (I)	44,624	983,959
Integra LifeSciences Holdings Corp. (I)	17,408	1,384,110
Merit Medical Systems, Inc. (I)	113,841	2,498,810
The Cooper Companies, Inc.	14,280	2,513,851
Health care providers and services 2.0%
Owens & Minor, Inc.	42,419	1,376,497
Patterson Companies, Inc.	31,725	1,354,975
Life sciences tools and services 3.6%
Bio-Rad Laboratories, Inc., Class A (I)	18,000	2,845,440
PAREXEL International Corp. (I)	37,365	2,176,885
Pharmaceuticals 0.9%
Nektar Therapeutics (I)	56,682	702,857
Omeros Corp. (I)	64,941	532,516
Industrials 18.7%		25,976,961
Aerospace and defense 1.0%
Esterline Technologies Corp. (I)	18,714	1,374,543
Building products 2.5%
American Woodmark Corp. (I)	27,211	2,032,662
Simpson Manufacturing Company, Inc.	32,921	1,409,019
Commercial services and supplies 5.9%
ABM Industries, Inc.	55,218	2,157,919
Copart, Inc. (I)	33,465	1,755,909
Deluxe Corp.	25,197	1,542,056
UniFirst Corp.	23,042	2,822,645

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       12

	Shares	Value
Industrials (continued)
Construction and engineering 1.4%
EMCOR Group, Inc.	32,045	$1,937,441
Electrical equipment 1.3%
Regal Beloit Corp.	31,039	1,834,405
Machinery 5.1%
CIRCOR International, Inc.	45,122	2,426,661
CLARCOR, Inc.	28,612	1,779,953
Luxfer Holdings PLC, ADR	97,710	917,497
The Timken Company	58,124	1,920,998
Trading companies and distributors 1.5%
Watsco, Inc.	15,043	2,065,253
Information technology 18.3%		25,428,030
Electronic equipment, instruments and components 1.1%
AVX Corp.	108,219	1,517,230
Internet software and services 2.6%
Five9, Inc. (I)	129,368	1,852,550
LogMeIn, Inc.	19,385	1,841,575
Semiconductors and semiconductor equipment 4.4%
Integrated Device Technology, Inc. (I)	80,199	1,660,921
MKS Instruments, Inc.	37,988	1,916,495
NVE Corp.	15,693	883,045
ON Semiconductor Corp. (I)	137,301	1,602,303
Software 10.2%
Barracuda Networks, Inc. (I)	58,628	1,367,205
Cadence Design Systems, Inc. (I)	76,403	1,954,389
Interactive Intelligence Group, Inc. (I)	30,907	1,868,328
Monotype Imaging Holdings, Inc.	62,187	1,187,772
Nice, Ltd., ADR	27,823	1,849,395
SS&C Technologies Holdings, Inc.	53,544	1,709,660
Synchronoss Technologies, Inc. (I)	51,498	1,890,492
Verint Systems, Inc. (I)	35,487	1,277,532
Workiva, Inc. (I)	63,392	1,049,138
Materials 1.2%		1,717,844
Chemicals 1.2%
HB Fuller Company	40,833	1,717,844
Real estate 8.7%		12,133,156
Equity real estate investment trusts 8.7%
American Assets Trust, Inc.	65,477	2,600,092
EPR Properties	38,175	2,776,086
Hudson Pacific Properties, Inc.	41,831	1,406,358
Retail Opportunity Investments Corp.	134,144	2,697,636

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       13

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Urban Edge Properties	102,789	$2,652,984
Utilities 2.7%		3,665,985
Electric utilities 1.6%
Portland General Electric Company	51,036	2,227,211
Multi-utilities 1.1%
Unitil Corp.	35,464	1,438,774
Total investments (Cost $116,984,613)† 96.7%		$134,269,190
Other assets and liabilities, net 3.3%		$4,646,539
Total net assets 100.0%		$138,915,729

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $117,537,566. Net unrealized appreciation aggregated to $16,731,624, of which $21,102,060 related to appreciated investment securities and $4,370,436 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $116,984,613)	$134,269,190
Cash	4,070,048
Receivable for investments sold	1,480,160
Dividends receivable	91,100
Other receivables and prepaid expenses	366
Total assets	139,910,864
Liabilities
Payable for investments purchased	944,500
Payable to affiliates
Accounting and legal services fees	7,501
Transfer agent fees	54
Trustees' fees	36
Other liabilities and accrued expenses	43,044
Total liabilities	995,135
Net assets	$138,915,729
Net assets consist of
Paid-in capital	$122,396,568
Undistributed net investment income	801,064
Accumulated net realized gain (loss) on investments	(1,566,480)
Net unrealized appreciation (depreciation) on investments	17,284,577
Net assets	$138,915,729

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class I ($557,828 ÷ 50,827 shares)	$10.98
Class NAV ($138,357,901 ÷ 12,600,638 shares)	$10.98

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       15

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$2,494,849
Less foreign taxes withheld	(2,672)
Total investment income	2,492,177
Expenses
Investment management fees	1,307,704
Distribution and service fees	100
Accounting and legal services fees	29,932
Transfer agent fees	576
Trustees' fees	2,376
Printing and postage	9,163
Professional fees	47,159
Custodian fees	17,981
Other	8,311
Total expenses	1,423,302
Less expense reductions	(10,771)
Net expenses	1,412,531
Net investment income	1,079,646
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,339,893)
Change in net unrealized appreciation (depreciation) of
Investments	18,183,115
Net realized and unrealized gain	16,843,222
Increase in net assets from operations	$17,922,868

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$1,079,646	$593,542
Net realized gain (loss)	(1,339,893)	1,832,208
Change in net unrealized appreciation (depreciation)	18,183,115	(2,051,699)
Increase in net assets resulting from operations	17,922,868	374,051
Distributions to shareholders
From net investment income
Class A1	(95)	—
Class I	(1,449)	—
Class NAV	(747,543)	(189,065)
From net realized gain
Class A1	(1,028)	(1,969)
Class I	(4,124)	(5,554)
Class NAV	(1,594,852)	(3,302,520)
Total distributions	(2,349,091)	(3,499,108)
From fund share transactions	(30,432,141)	(12,932,949)
Total decrease	(14,858,364)	(16,058,006)
Net assets
Beginning of year	153,774,093	169,832,099
End of year	$138,915,729	$153,774,093
Undistributed net investment income	$801,064	$470,874

1	All Class A shares were redeemed on 3-10-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       17

Financial highlights

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.08	$10.00
Net investment income (loss)[2]	0.06	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	1.21	(0.06)	0.08
Total from investment operations	1.27	(0.03)	0.08
Less distributions
From net investment income	(0.04)	—	—
From net realized gain	(0.10)	(0.20)	—
Total distributions	(0.14)	(0.20)	—
Net asset value, end of period	$10.98	$9.85	$10.08
Total return (%)[4]	13.18	(0.35)	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.09	1.12	[7]
Expenses including reductions	1.09	1.09	1.11	[7]
Net investment income (loss)	0.60	0.28	(0.03	) [7]
Portfolio turnover (%)	59	68	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       18

Class NAV Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.09	$10.00
Net investment income[2]	0.07	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	1.21	(0.07)	0.09
Total from investment operations	1.28	(0.03)	0.09
Less distributions
From net investment income	(0.05)	(0.01)	—
From net realized gain	(0.10)	(0.20)	—
Total distributions	(0.15)	(0.21)	—
Net asset value, end of period	$10.98	$9.85	$10.09
Total return (%)[4]	13.21	(0.23)	0.90	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$138	$153	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.98	1.00	[6]
Expenses including reductions	0.97	0.97	0.99	[6]
Net investment income	0.74	0.37	0.04	[6]
Portfolio turnover (%)	59	68	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       19

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

All Class A shares were redeemed on March 10, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       20

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016 were $2,044.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       21

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryfoward of $667,020 and a long-term capital loss carryforward of $346,507 available to offset future net realized capital gains. These carryforwards as of October 31, 2016, do not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October, 31 2016	October, 31 2015
Ordinary income	$771,987	$3,483,527
Long-term capital gains	1,577,104	15,581
Total	$2,349,091	$3,499,108

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $801,064 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $500 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement), (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31,

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       22

2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $2, $36, and $10,733 for Class A, Class I and Class NAV shares, respectively, for the year ended October 31, 2016

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund had a distribution agreement with the Distributor. The fund had adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund paid up to 0.30% for Class A shares distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets of Class A shares. All Class A shares were redeemed on March 10, 2016.

Sales charges. Class A shares were subjected to up-front sales charges. For the year ended October 31, 2016, no sales charges were assessed.

Class A shares were subjected to contingent deferred sales charges (CDSCs). Certain Class A shares that were acquired through purchases of $1 million or more and were redeemed within one year of purchase were subject to a 1.00% sales charge. CDSCs were applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs were used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$100	$41
Class I	—	535
Total	$100	$576

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares[1]
Repurchased	(10,000)	($92,610)	—	—
Net decrease	(10,000)	($92,610)	—	—
Class I shares
Sold	20,276	$190,269	11,530	$117,255
Distributions reinvested	431	4,184	380	3,585
Repurchased	(10,000)	(93,000)	—	—
Net increase	10,707	$101,453	11,910	$120,840
Class NAV shares
Sold	21,513	$204,403	94,758	$930,041
Distributions reinvested	241,484	2,342,395	369,871	3,491,585
Repurchased	(3,218,809)	(32,987,782)	(1,696,242)	(17,475,415)
Net decrease	(2,955,812)	($30,440,984)	(1,231,613)	($13,053,789)
Total net decrease	(2,955,105)	($30,432,141)	(1,219,703)	($12,932,949)

1 All Class A shares were redeemed on 3-10-16.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $83,938,006 and $115,799,351, respectively, for the year ended October 31, 2016.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016, funds within the John Hancock group of funds complex held 99.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.5%
John Hancock Funds II Lifestyle Balanced Portfolio	33.8%
John Hancock Funds II Lifestyle Aggressive Portfolio	21.3%

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Small Cap Core Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,577,104 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance. The Board concluded

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that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       33

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       34

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
445A 10/16 12/16

John Hancock

Enduring Assets Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

Investors in most international equities generally experienced gains over the past 12 months, as fears over slowing global growth dissipated and commodity prices rebounded. Emerging markets delivered the most robust returns, while China's economy and equity markets stabilized after a period of heightened volatility. Although Brexit initially triggered a sharp decline in global equities, investor sentiment improved as the summer progressed, thanks to the U.K. government's intraparty leadership transition and the Bank of England's cut of its benchmark interest rate. In Japan, however, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the task U.S. President-elect Donald J. Trump will face in uniting a fractured electorate and reigniting growth in a lethargic economy, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going as we finish out 2016, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Enduring Assets Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities gained ground

Despite several bouts of volatility, the fund's benchmark MSCI AC World Index registered a gain of 2.64% for the period.

The fund outpaced its benchmark

Our emphasis on companies with long-lived assets proved well suited to the environment of the past year.

Sector allocations and stock selection were both positive

The fund's overweight position in the utilities sector, together with favorable stock selection in financials, energy, and real estate, was a key factor in its results.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

Since the fund is not managed to track a benchmark, its multiple strategies and focus on investments in certain sectors may lead it to lag broad market rallies. The fund is non-diversified and holds a limited number of securities, making it vulnerable to events affecting a single issuer. The fund's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly diversified funds. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Master limited partnerships and other energy companies are susceptible to changes in energy and commodity prices. Natural resource investments are subject to political and regulatory developments and the uncertainty of exploration. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Real estate investment trusts may decline in value, just like direct ownership of real estate. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       3

Discussion of fund performance

An interview with Portfolio Manager G. Thomas Levering, Wellington Management Company LLP

G. Thomas Levering
Portfolio Manager
Wellington Management Company LLP

How would you describe the market environment of the 12 months ended October 31, 2016?

The fund's benchmark, the MSCI AC World Index, posted a gain of 2.64% for the period. Despite several bouts of volatility, the global markets were supported by positive economic growth and the highly accommodative policies of the world's central banks. This favorable combination helped allay the recession fears that existed in late 2015, while at the same time leading to a significant drop in bond yields around the globe. Seeing little in the way of income in lower-risk assets, investors rotated into other areas of the financial markets in search of yield. This trend worked to the benefit of high-dividend stocks, including those in the real estate, telecommunication services, and utilities sectors. Stock market performance was also aided by the rebound in the prices of oil and natural gas off of their February lows, which provided a significant boost to the energy sector.

Can you review your investment approach?

We invest the fund in companies with physical assets that have very long economic lives, typically measured in decades. These assets tend to have a built-in competitive advantage because they produce attractive returns that are set by regulations or long-term contracts. Examples include electric, gas, and water networks; power-generation plants; oil and gas pipelines; and transportation infrastructure; as well as the real estate, telecommunications, and natural resources sectors. Our primary valuation metric is intrinsic return, a measure of annualized value creation that evaluates companies based on their free cash flow, the net present value of their investments, and the net present value of their pricing power.

This unique strategy put the fund in a strong position to benefit from the investment backdrop of the past 12 months. Our bottom-up approach led us to hold a substantial weighting in utilities, which outpaced the broader market amid investors' search for stocks featuring above-average dividends and steady cash flows. Holdings in energy infrastructure stocks and real estate investment trusts (REITs) also gained ground, thanks to rising oil prices and falling long-term interest rates, respectively. More broadly speaking, the volatility in global equity markets fueled rising demand for

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       4

"The fund's return was further boosted by the strength of our individual stock selection, particularly among telecommunications-related stocks, energy, and REITs ..."
companies with assets that provided a greater margin of long-term investment safety, a positive factor for many of the stocks we held in the fund.

The fund's return was further boosted by the strength of our individual stock selection, particularly among telecommunications-related stocks, energy, and REITs, but we lost some ground through our selection in the utilities sector. Overall, we are encouraged that the fund's results for the period reflect what we believe are the strong and improving fundamentals of the companies we hold in the portfolio.

What factors helped and hurt the fund's performance?

Among individual stocks, the top contributors to absolute performance included UGI Corp., NTT DOCOMO, Inc., and TransCanada Corp.

UGI operates natural gas and electric utilities in Pennsylvania, distributes propane both domestically and internationally, and manages midstream energy and electric generation assets in Pennsylvania. Although UGI reported mixed results stemming from warmer weather, investors were pleased that the resiliency of its business mix helped sustain its profit margins.

NTT DOCOMO, a Japan-based mobile telecommunications operator, was propelled by the company's increased sales of its lucrative mobile data plans. Additionally, investors reacted favorably to the news that the Japanese government would not engage in any direct price intervention on mobile phone operators. With the threat of intervention removed, the company was

TOP 10 COUNTRIES AS OF 10/31/16 (%)

United States	31.5
Hong Kong	12.5
United Kingdom	9.4
Canada	7.2
Japan	6.2
China	5.9
Italy	5.3
Germany	4.4
France	4.1
Spain	3.6
TOTAL	90.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       5

"The fund's turnover remained low, which reflects the long-term nature of the underlying assets owned by the companies represented in the portfolio."
in a better position to enjoy a benign competitive environment and improved pricing. Shares of TransCanada, a developer and operator of a Canada-based pipeline network connected with virtually all major gas supply basins in North America, strengthened after the company raised nearly $4 billion to fund its acquisition of the Columbia Pipeline Group.

The leading detractors included Enbridge, Inc., Enbridge Energy Management, and Beijing Enterprises Holdings, Ltd. Worries about the effect of low oil prices on the energy infrastructure industry weighed on the stocks, and we sold the positions during the period. Beijing Enterprises, which operates a piped gas business, a water treatment plant, and toll roads in China, underperformed after the Chinese government announced plans to reduce natural gas transmission fees.

What are some of the changes you made to the fund's portfolio?

The fund's turnover remained low, which reflects the long-term nature of the underlying assets owned by the companies represented in the portfolio. The U.S.-based utility Sempra Energy was one of the more notable purchases in the past 12 months. We believe the solid growth from the company's California operations, combined with strong growth in the natural gas midstream and renewable power businesses, should drive healthy total returns.

We also added BT Group PLC, a U.K.-based telecommunications infrastructure operator and

TOP 10 HOLDINGS AS OF 10/31/16 (%)

UGI Corp.	5.6
NextEra Energy, Inc.	4.8
NTT DOCOMO, Inc.	4.5
TransCanada Corp.	4.2
American Tower Corp.	3.9
Equity LifeStyle Properties, Inc.	3.8
Avangrid, Inc.	3.6
Sempra Energy	3.6
Iberdrola SA	3.6
Guangdong Investment, Ltd.	3.5
TOTAL	41.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       6

services provider, on the belief that its high free cash flow yield and modest growth may create a foundation for healthy medium-term returns.

The Germany-based gas and electric utility E.ON SE was another addition of note. The company announced it was splitting into two entities in response to Germany's plan to shift from nuclear and fossil fuels to renewables. The new E.ON focuses on renewables, while the spin-off concentrates on conventional energy. We expect E.ON's move to shed its low-quality businesses will result in a much lower risk profile and lay the foundation for future earnings growth.

Taken together, we think these purchases help highlight the types of stocks we seek to hold in the fund.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-1.54	2.84	8.34
Class C2	1.94	4.08	12.13
Class I3	3.98	4.99	14.99
Class R6[3]	4.08	5.13	15.42
Class NAV[3]	4.09	5.16	15.50
Index†	2.64	3.70	10.97

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.68	2.38	1.37	1.28	1.27
Net (%)	1.48	2.18	1.17	1.07	1.07

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Assets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	11,213	11,213	11,097
Class I3	12-20-13	11,499	11,499	11,097
Class R6[3]	12-20-13	11,542	11,542	11,097
Class NAV[3]	12-20-13	11,550	11,550	11,097

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.70	$7.86	1.55%
Class C	1,000.00	1,013.20	11.44	2.26%
Class I	1,000.00	1,018.30	6.34	1.25%
Class R6	1,000.00	1,018.80	5.73	1.13%
Class NAV	1,000.00	1,018.80	5.68	1.12%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

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Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.30	$7.86	1.55%
Class C	1,000.00	1,013.80	11.44	2.26%
Class I	1,000.00	1,018.90	6.34	1.25%
Class R6	1,000.00	1,019.50	5.74	1.13%
Class NAV	1,000.00	1,019.50	5.69	1.12%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
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Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 96.2%		$118,012,438
(Cost $107,019,632)
Canada 7.2%		8,898,405
Canadian National Railway Company	60,414	3,797,889
TransCanada Corp.	112,670	5,100,516
China 5.9%		7,199,501
China Longyuan Power Group Corp., H Shares	4,594,348	3,502,953
ENN Energy Holdings, Ltd.	786,279	3,696,548
France 4.1%		5,021,563
Suez	84,235	1,334,252
Vinci SA	50,916	3,687,311
Germany 4.4%		5,417,560
E.ON SE	574,537	4,210,699
Innogy SE (I)(S)	30,391	1,206,861
Hong Kong 12.5%		15,301,674
Beijing Enterprises Holdings, Ltd.	663,510	3,316,111
Cheung Kong Infrastructure Holdings, Ltd.	484,423	3,964,428
Guangdong Investment, Ltd.	2,830,106	4,267,037
Power Assets Holdings, Ltd.	399,981	3,754,098
Italy 5.3%		6,521,454
Enel SpA	861,647	3,704,512
Snam SpA	534,644	2,816,942
Japan 6.2%		7,632,843
NTT DOCOMO, Inc.	217,495	5,462,166
Osaka Gas Company, Ltd.	521,898	2,170,677
Luxembourg 3.4%		4,114,457
SES SA	178,842	4,114,457
Spain 3.6%		4,404,955
Iberdrola SA	647,269	4,404,955
Switzerland 2.7%		3,284,015
Flughafen Zuerich AG	17,865	3,284,015
United Kingdom 9.4%		11,554,513
BT Group PLC	767,206	3,521,505
National Grid PLC	150,044	1,951,739
Severn Trent PLC	112,210	3,194,191
SSE PLC	148,489	2,887,078

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       12

	Shares	Value
United States 31.5%		$38,661,498
American Tower Corp.	40,711	4,770,922
Avangrid, Inc.	112,484	4,432,994
Comcast Corp., Class A	60,045	3,711,982
Equity LifeStyle Properties, Inc.	60,736	4,606,218
NextEra Energy, Inc.	45,746	5,855,488
Sempra Energy	41,273	4,420,338
Spectra Energy Corp.	96,096	4,017,774
UGI Corp.	147,889	6,845,782
	Par value^	Value
Short-term investments 3.6%		$4,400,000
(Cost $4,400,000)
Repurchase agreement 3.6%		4,400,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-16 at 0.290% to be repurchased at $4,400,035 on 11-1-16, collateralized by $4,200,000 U.S. Treasury Notes, 3.125% due 5-15-19 (valued at $4,488,167, including interest)	4,400,000	4,400,000
Total investments (Cost $111,419,632)† 99.8%		$122,412,438
Other assets and liabilities, net 0.2%		$288,119
Total net assets 100.0%		$122,700,557

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $112,938,846. Net unrealized appreciation aggregated to $9,473,592, of which $15,847,806 related to appreciated investment securities and $6,374,214 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $111,419,632)	$122,412,438
Cash	49,842
Foreign currency, at value (Cost $108,391)	108,307
Receivable for fund shares sold	59
Dividends and interest receivable	162,986
Other receivables and prepaid expenses	27,802
Total assets	122,761,434
Liabilities
Payable for fund shares repurchased	6,000
Payable to affiliates
Accounting and legal services fees	6,534
Transfer agent fees	835
Trustees' fees	94
Other liabilities and accrued expenses	47,414
Total liabilities	60,877
Net assets	$122,700,557
Net assets consist of
Paid-in capital	$114,038,453
Undistributed net investment income	190,288
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,514,483)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,986,299
Net assets	$122,700,557

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($3,074,128 ÷ 282,230 shares)[1]	$10.89
Class C ($592,351 ÷ 54,780 shares)[1]	$10.81
Class I ($4,409,640 ÷ 404,222 shares)	$10.91
Class R6 ($1,184,274 ÷ 108,411 shares)	$10.92
Class NAV ($113,440,164 ÷ 10,385,604 shares)	$10.92
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       14

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$4,634,187
Securities lending	52,211
Interest	14,145
Less foreign taxes withheld	(296,739)
Total investment income	4,403,804
Expenses
Investment management fees	1,483,140
Distribution and service fees	13,301
Accounting and legal services fees	26,559
Transfer agent fees	6,174
Trustees' fees	2,153
State registration fees	67,987
Printing and postage	19,826
Professional fees	41,209
Custodian fees	34,469
Registration and filing fees	1,303
Other	9,156
Total expenses	1,705,277
Less expense reductions	(93,115)
Net expenses	1,612,162
Net investment income	2,791,642
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,065,938)
Affiliated investments	40
(1,065,898)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	2,628,868
Affiliated investments	23
2,628,891
Net realized and unrealized gain	1,562,993
Increase in net assets from operations	$4,354,635

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$2,791,642	$2,171,356
Net realized gain (loss)	(1,065,898)	1,464,964
Change in net unrealized appreciation (depreciation)	2,628,891	(3,785,519)
Increase (decrease) in net assets resulting from operations	4,354,635	(149,199)
Distributions to shareholders
From net investment income
Class A	(49,252)	(192,192)
Class C	(5,851)	(22,197)
Class I	(52,182)	(3,128)
Class R6	(9,502)	(2,549)
Class NAV	(2,518,747)	(3,664,983)
Total distributions	(2,635,534)	(3,885,049)
From fund share transactions	(21,666,868)	(10,869,195)
Total decrease	(19,947,767)	(14,903,443)
Net assets
Beginning of year	142,648,324	157,551,767
End of year	$122,700,557	$142,648,324
Undistributed net investment income	$190,288	$84,119

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       16

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.70	$10.99	$10.00
Net investment income[2]	0.19	0.10	0.10	[3]
Net realized and unrealized gain (loss) on investments	0.20	(0.17)	0.98
Total from investment operations	0.39	(0.07)	1.08
Less distributions
From net investment income	(0.20)	(0.22)	(0.09)
Net asset value, end of period	$10.89	$10.70	$10.99
Total return (%)[4,5]	3.64	(0.69)	10.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.85	2.28	[7]
Expenses including reductions	1.68	1.83	1.90	[7]
Net investment income	1.79	0.95	1.10	[3,7]
Portfolio turnover (%)	35	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       17

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.64	$11.00	$10.80
Net investment income (loss)[2]	0.12	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.19	(0.14)	0.28
Total from investment operations	0.31	(0.17)	0.26
Less distributions
From net investment income	(0.14)	(0.19)	(0.06)
Net asset value, end of period	$10.81	$10.64	$11.00
Total return (%)[3,4]	2.94	(1.58)	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.45	3.18	3.49	[7]
Expenses including reductions	2.36	2.60	2.60	[7]
Net investment income (loss)	1.11	(0.29)	(0.40	) [7]
Portfolio turnover (%)	35	35	17	[8]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       18

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.71	$11.00	$10.00
Net investment income[2]	0.24	0.14	0.24	[3]
Net realized and unrealized gain (loss) on investments	0.18	(0.19)	0.87
Total from investment operations	0.42	(0.05)	1.11
Less distributions
From net investment income	(0.22)	(0.24)	(0.11)
Net asset value, end of period	$10.91	$10.71	$11.00
Total return (%)[4]	3.98	(0.44)	11.07	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	6.36	15.29	[7]
Expenses including reductions	1.26	1.52	1.60	[7]
Net investment income	2.21	1.26	2.58	[3,7]
Portfolio turnover (%)	35	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       19

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.72	$11.00	$10.00
Net investment income[2]	0.25	0.16	0.29	[3]
Net realized and unrealized gain (loss) on investments	0.18	(0.18)	0.82
Total from investment operations	0.43	(0.02)	1.11
Less distributions
From net investment income	(0.23)	(0.26)	(0.11)
Net asset value, end of period	$10.92	$10.72	$11.00
Total return (%)[4]	4.08	(0.22)	11.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	7.86	20.14	[7]
Expenses including reductions	1.18	1.34	1.50	[7]
Net investment income	2.29	1.46	3.15	[3,7]
Portfolio turnover (%)	35	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       20

Class NAV Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.72	$11.01	$10.00
Net investment income[2]	0.24	0.15	0.28	[3]
Net realized and unrealized gain (loss) on investments	0.19	(0.18)	0.85
Total from investment operations	0.43	(0.03)	1.13
Less distributions
From net investment income	(0.23)	(0.26)	(0.12)
Net asset value, end of period	$10.92	$10.72	$11.01
Total return (%)[4]	4.09	(0.28)	11.28	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$113	$137	$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.38	[6]
Expenses including reductions	1.26	1.34	1.37	[6]
Net investment income	2.21	1.41	3.03	[3,6]
Portfolio turnover (%)	35	35	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       21

Notes to financial statements

Note 1 — Organization

John Hancock Enduring Assets Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Canada	$8,898,405	$8,898,405	—	—
China	7,199,501	—	$7,199,501	—
France	5,021,563	—	5,021,563	—
Germany	5,417,560	—	5,417,560	—
Hong Kong	15,301,674	—	15,301,674	—
Italy	6,521,454	—	6,521,454	—
Japan	7,632,843	—	7,632,843	—
Luxembourg	4,114,457	—	4,114,457	—
Spain	4,404,955	—	4,404,955	—
Switzerland	3,284,015	—	3,284,015	—
United Kingdom	11,554,513	—	11,554,513	—
United States	38,661,498	38,661,498	—	—
Short-term investments	4,400,000	—	4,400,000	—
Total investments in securities	$122,412,438	$47,559,903	$74,852,535	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       23

dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. Commitment fees for the year ended October 31, 2016, were $2,009. For the year ended October 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an

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equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryforward of $573,042 and a long-term capital loss carryforward of $422,227 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$2,635,534	$3,885,049

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $190,288 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. Effective July 1, 2016, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.100% of the first $250 million of the fund's average daily net assets; and (b) 1.050% of the fund's average daily net assets in excess of $250 million. Prior to July 1, 2016, the fund had an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.200% of the first $250 million of the fund's average daily net assets; and (b) 1.150% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2016, the advisor contractually agreed to reduce its management fee by an annual rate of 0.20% of the fund's average daily net assets. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 2.60% for Class C shares of the fund's average daily net assets. The current expense reimbursements and limits will continue in effect until at least February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to the class. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$2,166	Class R6	$410
Class C	384	Class NAV	87,381
Class I	2,774	Total	$93,115

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 1.09% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the

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Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $5,771 for the year ended October 31, 2016. Of this amount, $986 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,742 was paid as sales commissions to broker-dealers and $43 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$9,356	$3,888
Class C	3,945	494
Class I	—	1,749
Class R6	—	43
Class NAV	—	—
Total	$13,301	$6,174

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	156,582	$1,734,143	578,363	$6,317,970
Distributions reinvested	4,430	47,819	17,369	187,196
Repurchased	(348,677)	(3,504,321)	(730,072)	(7,734,653)
Net decrease	(187,665)	($1,722,359)	(134,340)	($1,229,487)
Class C shares
Sold	29,765	$325,988	41,777	$454,284
Distributions reinvested	472	5,082	1,883	20,258
Repurchased	(6,126)	(65,532)	(201,940)	(2,155,871)
Net increase (decrease)	24,111	$265,538	(158,280)	($1,681,329)
Class I shares
Sold	402,597	$4,539,057	1,031	$11,309
Distributions reinvested	4,544	49,952	67	723
Repurchased	(14,967)	(165,969)	(2,518)	(27,550)
Net increase (decrease)	392,174	$4,423,040	(1,420)	($15,518)
Class R6 shares
Sold	97,778	$1,100,000	—	—
Distributions reinvested	633	7,164	—	—
Net increase	98,411	$1,107,164	—	—
Class NAV shares
Sold	441,626	$4,752,625	2,871,045	$31,092,210
Distributions reinvested	233,765	2,518,747	341,034	3,664,983
Repurchased	(3,074,878)	(33,011,623)	(3,927,092)	(42,700,054)
Net decrease	(2,399,487)	($25,740,251)	(715,013)	($7,942,861)
Total net decrease	(2,072,456)	($21,666,868)	(1,009,053)	($10,869,195)

Affiliates of the fund owned 2% and 9% of shares of beneficial interest of Class I and Class R6 shares, respectively, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $43,357,720 and $64,677,785, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016 funds within the John Hancock group of funds complex held 92.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Conservative Portfolio	47.1%
John Hancock Funds II Alternative Asset Allocation Portfolio	28.9%
John Hancock Funds II Lifestyle Moderate Portfolio	16.5%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Enduring Assets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Enduring Assets Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $2,845,269. The fund intends to pass through foreign tax credits of $174,649.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Enduring Assets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its peer group average for the one-year period ended December 31, 2015. The Board also noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2015. The

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Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-year period and differences in the fund's investment strategies relative to the benchmark index and peer group. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       35

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       36

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ENDURING ASSETS FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Assets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327092	438A 10/16 12/16

John Hancock

Seaport Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
32	Financial highlights
37	Notes to financial statements
51	Auditor's report
52	Tax information
53	Continuation of investment advisory and subadvisory agreements
58	Trustees and Officers
62	More information

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities gained ground

Despite several bouts of volatility, the fund's benchmark MSCI World Index posted a gain of 1.79% for the period.

The fund underperformed its benchmark

The positive contribution from the fund's long portfolio was not enough to offset the detraction from its short positions.

Mixed results for the fund

The fund generated strong returns in its technology portfolio, but this was outweighed by a weaker showing in financials and healthcare.

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

Common stocks	107.1
Health care	28.7
Information technology	26.9
Financials	20.8
Industrials	8.0
Consumer discretionary	7.9
Real estate	4.7
Energy	4.4
Consumer staples	2.9
Materials	1.3
Utilities	1.0
Telecommunication services	0.5
Corporate bonds	2.0
Purchased options	0.6
Convertible bonds	0.3
Preferred securities	0.1
Investments sold short	-63.1
Other assets and liabilities, net	53.0
TOTAL	100.0
As a percentage of net assets.

A note about risks

Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Using derivatives may result in a leveraged portfolio. Leveraging, short positions, and a non-diversified portfolio focused in a few sectors increases the fund's exposure to market volatility, may greatly amplify the risk of potential loss, and can increase costs. Leveraging increases a fund's losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A non-diversified portfolio holds a limited number of securities, making it vulnerable to events affecting a single issuer. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Exchange-traded funds reflect the risks inherent in their underlying securities, including liquidity risk. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Actively trading securities can increase transaction costs and taxable distributions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company LLP

How would you describe the market environment of the 12 months ended October 31, 2016?

The fund's benchmark, the MSCI World Index, posted a gain of 1.79% for the annual period. Despite several bouts of volatility, the global markets were supported by positive economic growth and the highly accommodative monetary policies of the world's central banks. This favorable combination helped allay the recession fears that existed in late 2015 while also fueling a significant drop in bond yields around the globe. Investors rotated out of bonds and into equities as a result, which supported returns for the latter asset class.

At the same time, however, the markets suffered three intervals of weaker performance. Stocks fell in the first three-plus months of the period due to concerns about declining commodity prices and slowing growth in China, and then plunged again briefly in late June following the U.K.'s surprising vote to exit the European Union. Stock prices also experienced weakness in October when the uncertainty surrounding the U.S. elections weighed on investor sentiment. Together, these developments limited the index to a low, single-digit return.

Can you review your investment approach?

We use a multifaceted approach with allocations among five long/short strategies: diversified equity (targeting about 27% of average assets), healthcare (23%), financials (19%), technology (16%), and capital cycles (15%). We seek to identify the most attractive individual stocks within each of these segments while offsetting some of the impact of broader market performance through short positions in broad-based exchange-traded funds.

During the period, our diversified equity exposure was higher than our target on average, and capital cycles exposure (a new category) was lower. However, the exposures were at their target weightings at the close of the period.

We believe this strategy, which combines the insight and expertise of multiple investment teams in a single portfolio, enables us to capitalize on various sources of potential return without relying on rising market prices to drive performance.

What factors helped and hurt performance?

The fund posted a loss and underperformed the benchmark, as the positive contribution from the long portfolio was not enough to outweigh the detraction from its short positions. The fund's underweights in the consumer staples and materials sectors were headwinds to relative performance, as was our stock selection in both groups. An overweight in healthcare, which lagged the broader market, also weighed on results. An overweight in information technology partially offset these detractors, as did an underweight in consumer discretionary.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       4

"The fund posted a loss and underperformed the benchmark, as the positive contribution from the long portfolio was not enough to outweigh the detraction from its short positions."

From an underlying strategy perspective, the financials portfolio declined the most, followed by the healthcare strategy, while the diversified equity sleeve generated a positive absolute return, but it trailed the broader index. The technology portfolio outperformed the index for the period. The capital cycles strategy, which was added to the fund in July 2016, posted a gain but lagged the benchmark for the time it was active.

Within the short portfolio, the most notable detractions came from hedges on the financials sector and the broad market indexes. This was partially offset by contributions from the fund's hedges on the healthcare sector, particularly the biotechnology industry.

On an absolute basis, the top detractors in the long portfolio included U.S. biopharmaceutical companies Allergan PLC and Regeneron Pharmaceuticals, Inc., along with U.K.-based real estate investment trust Kennedy Wilson Europe Real Estate PLC. The leading absolute contributors within the long portfolio included the biopharmaceutical company TESARO, Inc., Netflix, Inc., and Amazon.com, Inc.

What were some of the factors affecting performance in the financials and healthcare sectors?

Financial service stocks, especially banks, also experienced a volatile year. After lagging the broad market in the first nine months of the period, the sector finished as one of the top performers in the third quarter. We continue to believe bank balance sheets in the United States and much of Europe have improved significantly since 2008, with stronger capitalization, better liquidity, and cleaner loan books. In addition, many banks have demonstrated a willingness to return capital to

COUNTRY COMPOSITION AS OF 10/31/16 (%)

United States	66.7
Ireland	4.3
United Kingdom	3.8
Japan	3.2
Italy	2.8
China	2.7
India	2.7
Brazil	2.0
Canada	1.3
Bermuda	1.0
Other countries	9.5
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       5

shareholders in the form of stock repurchases and/or increased dividends. Although the near-term outlook for the sector is less certain, we remain enthusiastic about select opportunities given that valuations are at attractive levels on both an absolute and relative basis.

In healthcare, biotechnology stocks endured significant performance swings. After declining over 20% in the first half of 2016, the NASDAQ Biotechnology Index staged a strong reversal in the third calendar quarter. However, we see the potential for additional volatility stemming from global macroeconomic factors and policy uncertainty in the United States. In managing the healthcare portfolio, we remain focused on identifying innovative companies. We believe biomedical innovation is as robust as it has ever been, which may fuel many years of strong earnings growth for select, well-positioned biopharmaceutical companies. What's more, valuations have become more reasonable even as positive fundamental trends have remained intact.

What are some of the changes you made to the portfolio?

In the diversified equity strategy, we strive to capitalize on our best ideas anywhere in the global financial markets. Here, our bottom-up process seeks to identify attractively valued growth companies while accounting for macroeconomic risks. At the sector level, the largest net long positions in the diversified equity strategy were in information technology, consumer discretionary, and healthcare. We increased the strategy's long exposure during the course of the year, but we increased its short position by a larger extent. As a result, its net exposure decreased.

The healthcare strategy focuses, in part, on companies whose products address as-yet unmet needs. Historically, this approach has led us to hold a meaningful weighting in biopharmaceutical stocks. The strategy also has noteworthy exposure to the healthcare service and medical technology industries. The portfolio's net exposure ended the period fairly consistent with the level at which it began.

The financials strategy emphasized insurance companies, investment managers, and banks, where we found select opportunities among stocks positioned to benefit from company-specific factors. The portfolio's long exposure ticked up while its short exposure increased by a greater amount, leading to a decrease in the portfolio's net long exposure to financials. With that said, the extent of

TOP 10 HOLDINGS AS OF 10/31/16 (%) (LONG)

Netflix, Inc.	1.8
Bristol-Myers Squibb Company	1.7
Facebook, Inc., Class A	1.5
American International Group, Inc.	1.4
The PNC Financial Services Group, Inc.	1.4
Visa, Inc., A Shares	1.2
Alibaba Group Holding, Ltd., ADR	1.1
Expedia, Inc.	1.1
SS&C Technologies Holdings, Inc.	1.0
Alphabet, Inc., Class C	1.0
TOTAL	13.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       6

both the long and short positions varied throughout the year given that financials experienced heightened volatility.

In the portion of the fund invested in information technology, net exposure continued to be driven by software and services companies with predictable businesses and the potential for profit margin expansion. While we are cautiously optimistic that demand will remain robust across the technology sector, we are focused on buying stocks where earnings estimates are less reliant on significant economic improvement. The size of the fund's long position increased more than the change in its short position, resulting in a higher net exposure.

The fund's capital cycles strategy is managed in a contrarian, countercyclical style with a focus on capital cycles across geographies, sectors, and market capitalizations. We generally invest the fund in market segments that tend to be less affected by capital cycles by virtue of their long-lasting or enduring assets. We added this strategy in early July and increased net exposure marginally throughout the remainder of the period. Key exposure to the capital cycles strategy include the financial services, real estate, industrials, and energy sectors, through both equities and corporate bonds.

MANAGED BY

The Seaport Fund is managed by a 12-person team at Wellington Management.

TOP 10 HOLDINGS AS OF 10/31/16 (%) (SHORT)

Vanguard FTSE Developed Markets ETF	-7.9
iShares Russell Mid-Cap Growth ETF	-7.3
iShares Russell 2000 ETF	-5.8
Financial Select Sector SPDR Fund	-5.2
SPDR S&P Regional Banking ETF	-4.7
SPDR S&P Biotech ETF	-3.9
iShares Russell 2000 Growth ETF	-2.7
iShares Nasdaq Biotechnology ETF	-2.7
SPDR S&P 500 ETF Trust	-2.3
PowerShares QQQ Trust Series 1	-2.2
TOTAL	-44.7
As a percentage of net assets.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-7.79	-0.08	-0.23
Class C2	-4.57	1.21	3.52
Class I3	-2.64	2.06	6.03
Class R6[3]	-2.54	2.23	6.53
Class NAV[3]	-2.54	2.23	6.53
Index†	1.79	4.15	12.36

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	3.41	4.11	3.09	3.00	2.98
Net (%)	3.41	4.11	3.09	2.98	2.98

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	10,352	10,352	11,236
Class I3	12-20-13	10,603	10,603	11,236
Class R6[3]	12-20-13	10,653	10,653	11,236
Class NAV[3]	12-20-13	10,653	10,653	11,236

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,003.80	$23.02	4.57%
Class C	1,000.00	1,000.00	26.44	5.26%
Class I	1,000.00	1,005.70	21.48	4.26%
Class R6	1,000.00	1,005.70	21.28	4.22%
Class NAV	1,000.00	1,005.70	20.97	4.16%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,002.20	$23.00	4.57%
Class C	1,000.00	998.70	26.43	5.26%
Class I	1,000.00	1,003.70	21.46	4.26%
Class R6	1,000.00	1,003.90	21.26	4.22%
Class NAV	1,000.00	1,004.20	20.96	4.16%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 107.1%		$696,475,483
(Cost $677,216,223)
Consumer discretionary 7.9%		51,509,170
Auto components 0.0%
Tung Thih Electronic Company, Ltd.	18,000	262,625
Automobiles 0.5%
Maruti Suzuki India, Ltd.	32,562	2,880,389
Diversified consumer services 0.2%
Kroton Educacional SA	225,900	1,125,254
Hotels, restaurants and leisure 1.6%
ClubCorp Holdings, Inc.	172,633	1,993,911
Jack in the Box, Inc.	16,622	1,557,980
Panera Bread Company, Class A (I)	15,230	2,905,275
Planet Fitness, Inc., Class A (I)(L)	136,209	2,887,631
Skylark Company, Ltd.	74,800	1,051,804
Internet and catalog retail 0.3%
TripAdvisor, Inc. (I)(L)	28,749	1,853,736
Internet and direct marketing retail 4.1%
Amazon.com, Inc. (I)(L)	3,875	3,060,553
Expedia, Inc. (L)	53,119	6,864,568
Netflix, Inc. (I)(L)	91,318	11,402,879
The Priceline Group, Inc. (I)(L)	3,660	5,395,682
Media 0.4%
DISH Network Corp., Class A (I)(L)	9,644	564,753
Nippon Television Holdings, Inc.	58,900	1,043,865
RAI Way SpA (S)	303,352	1,186,982
Multiline retail 0.4%
Matahari Department Store Tbk PT	1,778,200	2,452,248
Specialty retail 0.4%
Dick's Sporting Goods, Inc.	51,499	2,865,919
Textiles, apparel and luxury goods 0.0%
Samsonite International SA	48,700	153,116
Consumer staples 2.9%		18,683,912
Beverages 1.0%
Monster Beverage Corp. (I)	28,256	4,078,471
PepsiCo, Inc.	23,545	2,524,024
Food and staples retailing 1.1%
Costco Wholesale Corp. (L)	35,309	5,221,142
Walgreens Boots Alliance, Inc. (L)	19,440	1,608,271

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       12

	Shares	Value
Consumer staples (continued)
Food products 0.6%
Cranswick PLC	15,003	$388,885
Greencore Group PLC	297,819	1,201,819
Post Holdings, Inc. (I)	27,871	2,124,606
Personal products 0.2%
Hypermarcas SA	22,800	191,143
LG Household & Health Care, Ltd.	1,881	1,345,551
Energy 4.4%		28,918,559
Energy equipment and services 0.9%
Baker Hughes, Inc. (L)	71,457	3,958,718
Hunting PLC	176,004	1,081,653
Tenaris SA, ADR (L)	34,878	983,560
Oil, gas and consumable fuels 3.5%
Cameco Corp.	95,559	735,804
Centennial Resource Development, Inc., Class A (I)	24,517	364,077
EOG Resources, Inc.	41,310	3,735,250
Kelt Exploration, Ltd. (I)	167,500	740,532
Petroleo Brasileiro SA, ADR (I)	193,135	2,253,885
Pioneer Natural Resources Company (L)	35,354	6,329,073
QEP Resources, Inc.	71,365	1,146,836
Seven Generations Energy, Ltd., Class A (I)	32,800	699,381
Synergy Resources Corp. (I)(L)	64,240	439,402
Viper Energy Partners LP (L)	341,420	5,012,046
WPX Energy, Inc. (I)	132,444	1,438,342
Financials 20.8%		135,466,003
Banks 8.9%
Alpha Bank AE (I)	278,336	475,917
Bank Central Asia Tbk PT	1,283,600	1,526,130
Bank of America Corp. (L)	150,987	2,491,286
Bank of the Ozarks, Inc. (L)	167,917	6,206,212
BNP Paribas SA	14,875	862,501
CaixaBank SA	425,039	1,282,507
Canadian Imperial Bank of Commerce	21,500	1,610,937
Citigroup, Inc. (L)	76,403	3,755,207
FinecoBank Banca Fineco SpA	569,776	3,329,746
First Citizens BancShares, Inc., Class A	3,394	987,654
First Republic Bank (L)	15,250	1,135,058
HDFC Bank, Ltd.	163,998	3,670,465
Hilltop Holdings, Inc. (I)(L)	53,995	1,333,677
ICICI Bank, Ltd., ADR (L)	427,561	3,544,481
ING Groep NV (I)	114,115	1,497,989
Itau Unibanco Holding SA, ADR	364,696	4,350,820

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       13

	Shares	Value
Financials (continued)
Banks (continued)
Metro Bank PLC (I)	149,848	$5,067,953
Sberbank of Russia PJSC, ADR	310,500	2,949,750
State Bank of India, GDR	36,180	1,378,458
The Bank of Kyoto, Ltd.	209,000	1,532,660
The PNC Financial Services Group, Inc. (L)	93,370	8,926,172
Capital markets 4.2%
Amundi SA (S)	25,668	1,258,747
Anima Holding SpA (S)	909,563	4,431,169
Banca Generali SpA	114,248	2,540,487
Evercore Partners, Inc., Class A (L)	30,540	1,641,525
Fairfax India Holdings Corp. (I)	349,700	3,934,125
Fortress Investment Group LLC, Class A (L)	164,500	830,725
GAM Holding AG (I)	76,586	741,855
Intercontinental Exchange, Inc. (L)	14,904	4,029,893
Invesco, Ltd. (L)	44,768	1,257,533
Legg Mason, Inc. (L)	120,615	3,464,063
Oaktree Capital Group LLC (L)	25,340	1,054,144
S&P Global, Inc. (L)	15,372	1,873,078
Consumer finance 1.7%
Capital One Financial Corp. (L)	46,292	3,427,460
OneMain Holdings, Inc. (I)(L)	131,367	3,722,941
Santander Consumer USA Holdings, Inc. (I)(L)	179,839	2,194,036
Synchrony Financial	54,907	1,569,791
Diversified financial services 0.5%
Cerved Information Solutions SpA	444,901	3,580,980
FCB Financial Holdings, Inc., Class A (I)	1,436	53,563
Insurance 4.7%
Ageas	48,729	1,780,237
AIA Group, Ltd.	242,200	1,523,681
American International Group, Inc. (L)	146,773	9,055,894
Assured Guaranty, Ltd. (L)	131,801	3,939,532
Aviva PLC	322,034	1,745,030
Fairfax Financial Holdings, Ltd.	890	455,816
Marsh & McLennan Companies, Inc. (L)	17,408	1,103,493
PICC Property & Casualty Company, Ltd., H Shares	838,000	1,352,618
Principal Financial Group, Inc.	20,659	1,127,981
Prudential Financial, Inc. (L)	16,438	1,393,778
The Hartford Financial Services Group, Inc. (L)	46,065	2,031,927
Tokio Marine Holdings, Inc.	39,200	1,546,179
XL Group, Ltd. (L)	70,964	2,462,451
Zurich Insurance Group AG (I)	3,913	1,024,253

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       14

	Shares	Value
Financials (continued)
Mortgage real estate investment trusts 0.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	101,202	$2,313,478
Thrifts and mortgage finance 0.5%
LIC Housing Finance, Ltd.	101,982	899,611
MGIC Investment Corp. (I)(L)	268,180	2,188,349
Health care 28.7%		186,734,569
Biotechnology 8.5%
Aduro Biotech, Inc. (I)(L)	155,430	1,670,873
Alder Biopharmaceuticals, Inc. (I)(L)	59,340	1,438,995
Alkermes PLC (I)(L)	80,181	4,041,924
Alnylam Pharmaceuticals, Inc. (I)(L)	21,710	772,876
Amgen, Inc. (L)	11,960	1,688,274
Arena Pharmaceuticals, Inc. (I)(L)	97,062	143,652
ARIAD Pharmaceuticals, Inc. (I)(L)	230,890	2,013,361
BeiGene, Ltd., ADR (I)	18,400	611,616
Biogen, Inc. (I)	3,950	1,106,711
Bluebird Bio, Inc. (I)(L)	36,390	1,737,623
Celgene Corp. (I)(L)	26,390	2,696,530
Coherus Biosciences, Inc. (I)(L)	45,050	1,232,118
Dyax Corp. (I)	107,720	263,914
Five Prime Therapeutics, Inc. (I)(L)	21,564	1,046,501
Galapagos NV (I)	45,409	2,762,897
Genmab A/S (I)	15,790	2,600,204
Genus PLC	30,583	702,413
Gilead Sciences, Inc. (L)	12,420	914,485
Global Blood Therapeutics, Inc. (I)	69,040	1,204,748
Incyte Corp. (I)(L)	50,288	4,373,547
Innate Pharma SA (I)	40,950	480,828
Invitae Corp. (I)(L)	73,222	562,345
Ironwood Pharmaceuticals, Inc. (I)(L)	112,727	1,439,524
Karyopharm Therapeutics, Inc. (I)(L)	170,980	1,237,895
Novavax, Inc. (I)(L)	257,260	391,035
Otonomy, Inc. (I)(L)	63,819	963,667
Portola Pharmaceuticals, Inc. (I)(L)	133,702	2,430,702
Prothena Corp. PLC (I)(L)	41,789	1,998,350
PTC Therapeutics, Inc. (I)(L)	56,271	349,443
Regeneron Pharmaceuticals, Inc. (I)(L)	12,805	4,417,981
Regulus Therapeutics, Inc. (I)(L)	109,870	302,143
TESARO, Inc. (I)	33,900	4,097,832
Ultragenyx Pharmaceutical, Inc. (I)(L)	44,400	2,619,156
Vertex Pharmaceuticals, Inc. (I)(L)	14,227	1,079,260
Health care equipment and supplies 6.1%
Abbott Laboratories	20,584	807,716

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       15

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
ABIOMED, Inc. (I)	5,300	$556,447
Align Technology, Inc. (I)	45,123	3,876,968
AtriCure, Inc. (I)(L)	99,155	1,808,587
Baxter International, Inc.	31,409	1,494,754
Becton, Dickinson and Company (L)	31,810	5,341,217
BioMerieux	5,221	760,652
Boston Scientific Corp. (I)(L)	133,700	2,941,400
Cardiovascular Systems, Inc. (I)(L)	59,657	1,397,764
ConforMIS, Inc. (I)(L)	164,154	1,252,495
ConvaTec Group PLC (I)(S)	81,800	250,308
DexCom, Inc. (I)	45,839	3,586,443
Endologix, Inc. (I)	27,569	288,372
Glaukos Corp. (I)	8,120	271,208
Globus Medical, Inc., Class A (I)	43,274	957,654
Hologic, Inc. (I)	88,569	3,189,370
Insulet Corp. (I)(L)	64,884	2,408,494
K2M Group Holdings, Inc. (I)	23,298	397,697
Medtronic PLC (L)	36,369	2,982,985
Nevro Corp. (I)	17,459	1,604,831
Olympus Corp.	7,790	277,678
Quidel Corp. (I)(L)	17,708	341,764
St. Jude Medical, Inc.	5,430	422,671
Stryker Corp. (L)	7,490	863,972
Teleflex, Inc.	2,852	408,207
The Spectranetics Corp. (I)(L)	63,753	1,383,440
Health care providers and services 4.9%
Acadia Healthcare Company, Inc. (I)(L)	64,912	2,334,236
Accretive Health, Inc. (I)(L)	293,610	701,728
Aetna, Inc. (L)	13,517	1,451,050
Cardinal Health, Inc.	19,940	1,369,679
Cigna Corp.	24,423	2,902,185
Community Health Systems, Inc. (I)(L)	70,170	370,498
Envision Healthcare Holdings, Inc. (I)(L)	87,804	1,736,763
HCA Holdings, Inc. (I)	36,807	2,816,840
Laboratory Corp. of America Holdings (I)	10,810	1,354,925
LifePoint Health, Inc. (I)(L)	12,700	760,095
McKesson Corp. (L)	23,540	2,993,582
Medipal Holdings Corp.	61,600	1,052,510
Patterson Companies, Inc.	33,620	1,435,910
Phoenix Healthcare Group Company, Ltd.	440,240	699,580
Qualicorp SA	48,880	314,535
Team Health Holdings, Inc. (I)(L)	37,750	1,617,588
Teladoc, Inc. (I)(L)	45,075	732,469

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       16

	Shares	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc. (L)	26,317	$3,719,382
Universal Health Services, Inc., Class B (L)	14,994	1,809,926
WellCare Health Plans, Inc. (I)	12,992	1,474,722
Health care technology 1.0%
Allscripts Healthcare Solutions, Inc. (I)(L)	56,620	680,006
athenahealth, Inc. (I)(L)	12,207	1,261,227
Cerner Corp. (I)	37,790	2,213,738
Veeva Systems, Inc., Class A (I)(L)	62,138	2,414,061
Life sciences tools and services 0.6%
Bio-Techne Corp.	3,237	336,616
ICON PLC (I)	9,860	791,561
Medpace Holdings, Inc. (I)	7,500	217,650
Patheon NV (I)	26,290	667,503
Samsung Biologics Company, Ltd. (I)	1,361	161,762
Tecan Group AG	5,240	863,450
Thermo Fisher Scientific, Inc.	7,500	1,102,725
Pharmaceuticals 7.6%
Aerie Pharmaceuticals, Inc. (I)(L)	65,736	2,185,722
Allergan PLC (I)(L)	25,624	5,353,879
AstraZeneca PLC	76,086	4,260,442
Bristol-Myers Squibb Company (L)	216,692	11,031,790
Chugai Pharmaceutical Company, Ltd.	21,945	747,840
Eisai Company, Ltd.	72,305	4,607,831
Eli Lilly & Company (L)	18,855	1,392,253
Hikma Pharmaceuticals PLC	27,598	591,931
Hutchison China MediTech, Ltd., ADR (I)	17,000	205,020
Intersect ENT, Inc. (I)	68,350	997,910
Kyowa Hakko Kirin Company, Ltd.	31,500	480,630
Merck & Company, Inc.	15,980	938,346
Mylan NV (I)(L)	65,110	2,376,515
MyoKardia, Inc. (I)(L)	77,130	1,037,399
Ocular Therapeutix, Inc. (I)(L)	117,410	664,541
Ono Pharmaceutical Company, Ltd.	172,800	4,381,114
Revance Therapeutics, Inc. (I)(L)	84,960	1,134,216
Roche Holding AG	8,411	1,931,851
Sino Biopharmaceutical, Ltd.	1,433,355	1,001,850
Tetraphase Pharmaceuticals, Inc. (I)	109,800	384,300
Teva Pharmaceutical Industries, Ltd., ADR (L)	9,630	411,586
The Medicines Company (I)(L)	51,135	1,684,898
UCB SA	19,324	1,307,686

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       17

	Shares	Value
Industrials 8.0%		$52,025,754
Airlines 0.2%
Japan Airlines Company, Ltd.	35,500	1,047,668
Building products 0.5%
Advanced Drainage Systems, Inc.	105,451	2,014,114
Owens Corning	30,032	1,464,961
Commercial services and supplies 0.9%
Atento SA (I)(L)	199,488	1,795,392
Edenred	47,331	1,095,409
Spotless Group Holdings, Ltd.	2,731,845	2,072,372
West Corp. (L)	38,472	758,668
Construction and engineering 0.4%
China Machinery Engineering Corp., H Shares	2,690,000	1,605,053
Kinden Corp.	85,500	1,029,685
Machinery 0.9%
The Middleby Corp. (I)	49,856	5,589,356
Marine 1.1%
Irish Continental Group PLC	983,787	4,587,904
Kirby Corp. (I)(L)	39,878	2,350,808
Professional services 2.4%
Equifax, Inc. (L)	16,172	2,004,843
Experian PLC	106,195	2,041,549
Huron Consulting Group, Inc. (I)	35,042	1,964,104
IHS Markit, Ltd. (I)(L)	57,711	2,123,188
ManpowerGroup, Inc.	12,313	945,638
Robert Half International, Inc. (L)	27,268	1,020,369
SThree PLC	15,272	44,696
TransUnion (I)(L)	60,848	1,900,892
TriNet Group, Inc. (I)(L)	84,130	1,579,120
WageWorks, Inc. (I)(L)	39,752	2,343,380
Road and rail 0.8%
Knight Transportation, Inc.	123,860	3,622,905
Swift Transportation Company (I)(L)	76,507	1,712,227
Trading companies and distributors 0.8%
AerCap Holdings NV (I)(L)	129,201	5,311,453
Information technology 26.9%		174,624,161
Communications equipment 0.7%
Arista Networks, Inc. (I)(L)	8,346	707,324
Ciena Corp. (I)(L)	50,937	987,159
Lumentum Holdings, Inc. (I)(L)	16,691	560,818
Nokia OYJ	98,769	440,960
Oclaro, Inc. (I)(L)	215,230	1,573,331
Quantenna Communications, Inc. (I)	4,300	64,414

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       18

	Shares	Value
Information technology (continued)
Communications equipment (continued)
Telefonaktiebolaget LM Ericsson, B Shares	88,035	$427,045
Electronic equipment, instruments and components 0.9%
Alps Electric Company, Ltd.	41,400	993,090
Coherent, Inc. (I)(L)	14,869	1,548,160
Itron, Inc. (I)(L)	9,694	522,507
Largan Precision Company, Ltd.	4,500	530,888
VeriFone Systems, Inc. (I)(L)	157,871	2,443,843
Internet software and services 8.8%
Akamai Technologies, Inc. (I)(L)	28,832	2,002,959
Alibaba Group Holding, Ltd., ADR (I)(L)	72,991	7,422,455
Alphabet, Inc., Class A (I)(L)	2,177	1,763,152
Alphabet, Inc., Class C (I)(L)	8,491	6,661,529
Baidu, Inc., ADR (I)	3,900	689,754
Benefitfocus, Inc. (I)	12,615	409,988
CoStar Group, Inc. (I)(L)	22,481	4,206,645
eBay, Inc. (I)(L)	36,018	1,026,873
Envestnet, Inc. (I)(L)	50,500	1,785,175
Everyday Health, Inc. (I)(L)	70,850	743,925
Facebook, Inc., Class A (I)(L)	75,304	9,864,071
GoDaddy, Inc., Class A (I)	127,145	4,550,520
GrubHub, Inc. (I)	21,100	804,121
j2 Global, Inc.	11,400	811,110
Just Eat PLC (I)	477,659	3,281,190
Mimecast, Ltd. (I)	67,555	1,367,313
Tencent Holdings, Ltd.	164,730	4,365,727
VeriSign, Inc. (I)(L)	18,813	1,580,668
Wix.com, Ltd. (I)	72,575	2,903,000
Zillow Group, Inc., Class A (I)(L)	7,781	257,006
Zillow Group, Inc., Class C (I)(L)	18,913	630,938
IT services 8.7%
Accenture PLC, Class A (L)	15,297	1,778,123
Alliance Data Systems Corp. (I)(L)	22,962	4,695,040
Automatic Data Processing, Inc. (L)	42,029	3,659,045
Blackhawk Network Holdings, Inc. (I)	8,300	285,935
Cardtronics PLC, Class A (I)(L)	37,953	1,897,637
Cognizant Technology Solutions Corp., Class A (I)(L)	41,075	2,109,201
DST Systems, Inc. (L)	4,500	432,720
EPAM Systems, Inc. (I)(L)	25,174	1,620,450
ExlService Holdings, Inc. (I)	95,777	4,217,061
FleetCor Technologies, Inc. (I)(L)	11,100	1,945,830
Gartner, Inc. (I)(L)	6,032	518,993
Genpact, Ltd. (I)(L)	184,000	4,230,160
Global Payments, Inc. (L)	85,119	6,172,830

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       19

	Shares	Value
Information technology (continued)
IT services (continued)
Mastercard, Inc., Class A (L)	16,498	$1,765,616
Nets A/S (I)(S)	31,703	605,444
PayPal Holdings, Inc. (I)(L)	79,652	3,318,302
Total System Services, Inc. (L)	37,300	1,860,524
Vantiv, Inc., Class A (I)(L)	35,911	2,095,766
Visa, Inc., A Shares (L)	95,135	7,849,589
WEX, Inc. (I)(L)	40,496	4,418,114
Worldpay Group PLC (S)	190,142	660,826
Semiconductors and semiconductor equipment 1.6%
Advanced Process Systems Corp. (I)	12,518	284,708
Advanced Semiconductor Engineering, Inc.	307,000	360,719
Analog Devices, Inc. (L)	16,696	1,070,214
Broadcom, Ltd. (L)	11,441	1,948,173
First Solar, Inc. (I)(L)	23,139	936,898
MaxLinear, Inc., Class A (I)(L)	17,200	321,812
Microchip Technology, Inc. (L)	17,487	1,058,838
Micron Technology, Inc. (I)(L)	78,348	1,344,452
NXP Semiconductors NV (I)(L)	3,083	308,300
QUALCOMM, Inc. (L)	15,914	1,093,610
Siltronic AG (I)	2,563	92,487
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	33,855	1,052,891
Win Semiconductors Corp.	154,264	428,416
Software 4.4%
Activision Blizzard, Inc. (L)	13,713	591,990
Adobe Systems, Inc. (I)(L)	9,992	1,074,240
Atlassian Corp. PLC, Class A (I)	3,800	102,068
Blackbaud, Inc.	9,300	571,020
Blackline, Inc. (I)	1,900	43,225
Guidewire Software, Inc. (I)(L)	24,587	1,412,523
HubSpot, Inc. (I)(L)	11,607	608,787
Intuit, Inc. (L)	9,461	1,028,789
Microsoft Corp. (L)	32,095	1,923,132
Mobileye NV (I)(L)	11,416	424,447
Paylocity Holding Corp. (I)	67,988	2,956,798
salesforce.com, Inc. (I)(L)	20,559	1,545,214
ServiceNow, Inc. (I)(L)	27,888	2,451,634
SS&C Technologies Holdings, Inc. (L)	209,442	6,687,483
Verint Systems, Inc. (I)(L)	6,037	217,332
Workday, Inc., Class A (I)	72,504	6,284,647
Zendesk, Inc. (I)	15,810	415,645
Technology hardware, storage and peripherals 1.8%
Apple, Inc. (L)	19,368	2,199,043
Catcher Technology Company, Ltd., GDR	15,307	599,728

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       20

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Pure Storage, Inc., Class A (I)(L)	171,040	$2,110,634
Samsung Electronics Company, Ltd.	3,077	4,401,120
Seagate Technology PLC (L)	76,021	2,608,280
Materials 1.3%		8,186,573
Chemicals 0.5%
Platform Specialty Products Corp. (I)(L)	391,832	2,856,455
Construction materials 0.8%
Buzzi Unicem SpA	93,568	1,819,682
Headwaters, Inc. (I)(L)	214,051	3,510,436
Real estate 4.7%		30,609,301
Equity real estate investment trusts 2.8%
American Tower Corp. (L)	55,034	6,449,434
Axiare Patrimonio SOCIMI SA	74,579	1,059,562
Beni Stabili SpA SIIQ (I)	901,473	525,618
Equinix, Inc.	8,178	2,921,836
Grivalia Properties REIC AE	204,870	1,578,412
Hibernia REIT PLC	1,407,037	1,981,384
Immobiliare Grande Distribuzione SIIQ SpA	381,441	293,820
Irish Residential Properties REIT PLC	828,535	1,068,407
Merlin Properties Socimi SA	107,676	1,208,100
Viva Energy REIT (I)	529,100	909,002
Real estate management and development 1.9%
BR Malls Participacoes SA (I)	987,770	3,954,793
Godrej Properties, Ltd. (I)	150,518	821,700
Kennedy Wilson Europe Real Estate PLC	167,306	2,076,711
Kennedy-Wilson Holdings, Inc. (L)	196,596	4,049,878
Oberoi Realty, Ltd.	173,572	936,159
The Phoenix Mills, Ltd.	136,698	774,485
Telecommunication services 0.5%		3,493,200
Diversified telecommunication services 0.4%
Bharti Infratel, Ltd.	180,871	940,186
Cellnex Telecom SAU (S)	33,670	552,154
China Unicom Hong Kong, Ltd.	661,000	776,023
Infrastrutture Wireless Italiane SpA (S)	99,187	468,906
Wireless telecommunication services 0.1%
NTT DOCOMO, Inc.	30,100	755,931
Utilities 1.0%		6,224,281
Electric utilities 0.7%
Avangrid, Inc. (L)	13,620	536,764
Power Assets Holdings, Ltd.	234,000	2,196,251

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       21

			Shares	Value
Utilities (continued)
Electric utilities (continued)
Power Grid Corp. of India, Ltd.			526,928	$1,378,369
Gas utilities 0.1%
ENN Energy Holdings, Ltd.			148,000	695,795
Multi-utilities 0.2%
E.ON SE			186,093	1,363,849
Innogy SE (I)(S)			1,341	53,253
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 2.0%				$13,055,512
(Cost $12,167,916)
Energy 2.0%				13,055,512
Energy equipment and services 1.3%
Bristow Group, Inc.	6.250	10-15-22	2,125,000	1,694,689
Calfrac Holdings LP	7.500	12-01-20	8,518,000	6,222,399
Ensco PLC	4.700	03-15-21	863,000	796,981
Oil, gas and consumable fuels 0.7%
DCP Midstream Operating LP	3.875	03-15-23	2,200,000	2,139,500
Energen Corp.	4.625	09-01-21	100,000	101,000
Marathon Oil Corp.	3.850	06-01-25	2,175,000	2,100,943
Convertible bonds 0.3%				$2,066,371
(Cost $1,974,136)
Information technology 0.3%				2,066,371
Semiconductors and semiconductor equipment 0.3%
SunPower Corp. (S)	4.000	01-15-23	2,809,000	2,066,371
			Shares	Value
Preferred securities 0.1%				$652,762
(Cost $528,294)
Utilities 0.1%				652,762
Independent power and renewable electricity producers 0.1%
Cia Energetica de Sao Paulo, B Shares			140,500	652,762
Warrants 0.0%				$38,408
(Cost $25,883)
Centennial Resource Development, Inc. (Expiration Date: 10-11-21) (I)(N)			8,172	38,408
			Shares/Par	Value
Purchased options 0.6%				$3,747,583
(Cost $4,816,114)
Call options 0.3%				1,704,183
Exchange Traded Option on Bank of America Corp. (Expiration Date: 2-17-17; Strike Price: $17.00) (I)			535,100	339,789
Exchange Traded Option on Citigroup, Inc. (Expiration Date: 1-20-17; Strike Price: $52.50) (I)			199,000	162,185

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       22

	Shares/Par	Value
Call options (continued)
Exchange Traded Option on Comerica, Inc. (Expiration Date: 4-21-17; Strike Price: $50.00) (I)	40,400	$203,010
Exchange Traded Option on VanEck Vectors Oil Services ETF (Expiration Date: 1-20-17; Strike Price: $34.00) (I)	519,800	59,777
Over the Counter Option on the USD vs. JPY (Expiration Date: 9-23-21; Strike Price: $110.00; Counterparty: Goldman Sachs & Company) (I)	20,020,323	838,351
Over the Counter Option on TOPIX Banks Index (Expiration Date: 12-9-16; Strike Price: JPY 154.42; Counterparty: Goldman Sachs & Company) (I)	1,656,081	101,071
Put options 0.3%		2,043,400
Exchange Traded Option on FTSE 100 Index (Expiration Date: 12-15-17; Strike Price: GBP 6,599.95) (I)	225,287	31,711
Exchange Traded Option on Health Care Select Sector SPDR (Expiration Date: 11-18-16; Strike Price: $68.00) (I)	25,300	44,655
Exchange Traded Option on iShares MSCI EAFE ETF (Expiration Date: 1-20-17; Strike Price: $52.00) (I)	514,300	254,579
Exchange Traded Option on iShares MSCI Emerging Markets ETF (Expiration Date: 11-18-16; Strike Price: $35.50) (I)	157,600	44,128
Exchange Traded Option on iShares MSCI Emerging Markets ETF (Expiration Date: 12-16-16; Strike Price: $35.00) (I)	139,000	62,550
Exchange Traded Option on iShares MSCI Emerging Markets ETF (Expiration Date: 12-30-16; Strike Price: $34.00) (I)	538,600	236,984
Exchange Traded Option on iShares Nasdaq Biotechnology ETF (Expiration Date: 11-18-16; Strike Price: $257.50) (I)	6,600	60,060
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 11-18-16; Strike Price: $116.00) (I)	14,800	19,610
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 11-18-16; Strike Price: $118.00) (I)	36,600	71,919
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 12-16-16; Strike Price: $114.00) (I)	55,300	97,052
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 12-16-16; Strike Price: $115.00) (I)	54,700	109,947
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 12-16-16; Strike Price: $116.00) (I)	41,900	96,161
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 12-30-16; Strike Price: $116.00) (I)	91,400	265,060
Exchange Traded Option on PowerShares QQQ Trust Series 1 (Expiration Date: 11-18-16; Strike Price: $116.00) (I)	14,900	21,829
Exchange Traded Option on S&P 500 Index (Expiration Date: 11-18-16; Strike Price: $2,050.00) (I)	2,100	26,250
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-16-16; Strike Price: $2,075.00) (I)	2,400	74,160
Exchange Traded Option on SPDR S&P 500 ETF Trust (Expiration Date: 11-18-16; Strike Price: $210.00) (I)	8,200	18,491
Exchange Traded Option on SPDR S&P Oil & Gas Exploration ETF (Expiration Date: 12-16-16; Strike Price: $33.00) (I)	528,200	499,149
Over the Counter Option on EURO STOXX 50 Price (Expiration Date: 1-20-17; Strike Price: EUR 2,399.39; Counterparty: JPMorgan Chase & Co.) (I)	387	3,788

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       23

		Shares/Par	Value
Put options (continued)
	Over the Counter Option on EURO STOXX 50 Price (Expiration Date: 1-20-17; Strike Price: EUR 2,428.69; Counterparty: Credit Suisse International) (I)	386	$4,246
	Over the Counter Option on KOSPI 200 Index (Expiration Date: 1-12-17; Strike Price: KRW 171.29; Counterparty: Goldman Sachs & Company) (I)	10,940,690	464
	Over the Counter Option on KOSPI 200 Index (Expiration Date: 1-12-17; Strike Price: KRW 171.29; Counterparty: JP Morgan Chase & Co.) (I)	14,302,675	607
	Yield (%)	Shares	Value
Short-term investments 2.9%			$18,672,047
(Cost $18,672,047)
Money market funds 2.9%			18,672,047
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2575(Y)	18,672,047	18,672,047
Total investments (Cost $715,400,613)† 113.0%			$734,708,166
Other assets and liabilities, net (13.0%)*			($84,607,061)
Total net assets 100.0%			$650,101,105
		Shares	Value
Investments sold short (63.1)%
(Proceeds received $412,969,642)
Exchange-traded funds
	Consumer Discretionary Select Sector SPDR Fund	(54,086)	(4,224,117)
	Consumer Staples Select Sector SPDR Fund	(55,200)	(2,914,560)
	Financial Select Sector SPDR Fund	(1,710,775)	(33,770,699)
	First Trust Nasdaq Global Auto Index Fund	(33,010)	(1,120,358)
	Health Care Select Sector SPDR Fund	(162,385)	(10,938,254)
	iShares 20+ Year Treasury Bond ETF	(15,661)	(2,055,506)
	iShares Core S&P Small-Cap ETF	(50,290)	(5,967,914)
	iShares Edge MSCI USA Momentum Factor ETF	(55,460)	(4,207,750)
	iShares JP Morgan USD Emerging Markets Bond ETF	(17,627)	(2,021,641)
	iShares MSCI Emerging Markets ETF	(14,958)	(555,540)
	iShares MSCI Japan ETF	(147,435)	(1,862,104)
	iShares MSCI Mexico Capped ETF	(42,907)	(2,180,963)
	iShares MSCI United Kingdom ETF	(50,142)	(752,130)
	iShares Nasdaq Biotechnology ETF	(68,190)	(17,503,009)
	iShares North American Tech ETF	(20,437)	(2,511,094)
	iShares North American Tech-Multimedia Networking ETF	(168,543)	(6,777,114)
	iShares North American Tech-Software ETF	(37,187)	(4,180,934)
	iShares PHLX Semiconductor ETF	(58,611)	(6,526,921)
	iShares Russell 2000 ETF	(317,463)	(37,619,366)
	iShares Russell 2000 Growth ETF	(127,356)	(17,813,284)
	iShares Russell Mid-Cap Growth ETF	(506,659)	(47,311,817)
	iShares S&P 500 Growth ETF	(49,563)	(5,903,449)
	iShares S&P Small-Cap 600 Growth ETF	(17,749)	(2,307,193)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       24

	Shares	Value
Exchange-traded funds
iShares Transportation Average ETF	(12,104)	(1,753,264)
iShares UK Property UCITS ETF	(283,004)	(1,920,689)
iShares US Consumer Goods ETF	(29,428)	(3,296,819)
iShares US Medical Devices ETF	(2,300)	(310,224)
iShares US Telecommunications ETF	(91,142)	(2,861,859)
PowerShares Dynamic Food & Beverage Portfolio	(23,228)	(757,465)
PowerShares Dynamic Media Portfolio	(87,781)	(2,161,651)
PowerShares QQQ Trust Series 1	(122,842)	(14,371,286)
PureFunds ISE Cyber Security ETF	(235,380)	(6,247,016)
SPDR S&P 500 ETF Trust	(69,167)	(14,701,446)
SPDR S&P Biotech ETF	(451,840)	(25,370,816)
SPDR S&P MidCap 400 ETF Trust	(14,180)	(3,896,239)
SPDR S&P Pharmaceuticals ETF	(220,220)	(8,753,745)
SPDR S&P Regional Banking ETF	(695,645)	(30,462,295)
SPDR S&P Retail ETF	(45,827)	(1,935,274)
SPDR S&P Transportation ETF	(56,102)	(2,662,040)
Utilities Select Sector SPDR Fund	(14,900)	(736,507)
VanEck Vectors Agribusiness ETF	(22,260)	(1,097,641)
Vanguard Consumer Staples ETF	(16,973)	(2,305,103)
Vanguard FTSE Developed Markets ETF	(1,407,490)	(51,387,460)
Vanguard FTSE Europe ETF	(106,920)	(5,026,309)
Vanguard Small-Cap Growth ETF	(57,152)	(7,125,711)
Total Investments sold short (Proceeds received $412,969,642)		($410,166,576)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       25

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	Korean Won
USD	U.S. Dollar
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
FTSE	Financial Times and Stock Exchange
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is segregated at the custodian as collateral for securities sold short. At 10-31-16, the value segregated was $232,114,783.
(N)	Strike price and/or expiration date not available.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
*	Includes investments sold short.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $730,761,582. Net unrealized appreciation aggregated to $3,946,584, of which $53,046,795 related to appreciated investment securities and $49,100,211 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       26

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $715,400,613)	$734,708,166
Cash	448,197
Foreign currency, at value (Cost $420,646)	419,604
Cash segregated at custodian for derivative contracts	2,480,000
Cash collateral at broker for short sales	318,242,224
Receivable for investments sold	16,307,504
Receivable for fund shares sold	742,946
Unrealized appreciation on forward foreign currency contracts	282,800
Dividends and interest receivable	743,721
Swap contracts, at value	72,235
Other receivables and prepaid expenses	34,805
Total assets	1,074,482,202
Liabilities
Investments sold short, at value (proceeds received $412,969,642)	410,166,576
Payable for collateral held by fund	47,000
Foreign capital gains tax payable	32,623
Payable for investments purchased	10,180,056
Unrealized depreciation on forward foreign currency contracts	122,137
Payable for fund shares repurchased	2,175,108
Written options, at value (premium received $835,131)	858,769
Payable for broker fees and expenses on short sales	483,187
Payable to affiliates
Accounting and legal services fees	35,553
Transfer agent fees	46,507
Trustees' fees	65
Other liabilities and accrued expenses	233,516
Total liabilities	424,381,097
Net assets	$650,101,105
Net assets consist of
Paid-in capital	$656,210,612
Accumulated net investment loss	(13,739,086)
Accumulated net realized gain (loss) on investments, securities sold short, futures contracts, options written, foreign currency transactions and swap agreements	(14,649,692)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, translation of assets and liabilities in foreign currencies and swap agreements	22,279,271
Net assets	$650,101,105

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($22,432,946 ÷ 2,147,268 shares)[1]	$10.45
Class C ($16,214,292 ÷ 1,574,113 shares)[1]	$10.30
Class I ($421,745,531 ÷ 39,981,424 shares)	$10.55
Class R6 ($4,962,731 ÷ 468,155 shares)	$10.60
Class NAV ($184,745,605 ÷ 17,429,020 shares)	$10.60
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.00

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       28

STATEMENT OF OPERATIONS   For the year ended 10-31-16

Investment income
Dividends	$8,858,183
Interest	2,006,654
Less foreign taxes withheld	(265,975)
Total investment income	10,598,862
Expenses
Investment management fees	10,799,652
Dividends on investment sold short	9,228,975
Broker fees and expenses on short sales	6,309,848
Distribution and service fees	245,257
Accounting and legal services fees	146,409
Transfer agent fees	589,312
Trustees' fees	11,998
State registration fees	89,924
Printing and postage	95,217
Professional fees	185,664
Custodian fees	244,868
Registration and filing fees	3,867
Other	19,756
Total expenses	27,970,747
Less expense reductions	(53,864)
Net expenses	27,916,883
Net investment loss	(17,318,021)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(7,378,765)[1]
Securities sold short	1,824,023
Futures contracts	53,911
Written options	2,084,743
Swap contracts	270,744
(3,145,344)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(4,044,199)[2]
Securities sold short	3,722,373
Written options	(190,529)
Swap contracts	72,235
(440,120)
Net realized and unrealized loss	(3,585,464)
Decrease in net assets from operations	($20,903,485)

1	Net of India foreign taxes of $171.
2	Net of $32,623 decrease in foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment loss	($17,318,021)	($6,918,802)
Net realized gain (loss)	(3,145,344)	1,911,008
Change in net unrealized appreciation (depreciation)	(440,120)	12,316,759
Increase (decrease) in net assets resulting from operations	(20,903,485)	7,308,965
Distributions to shareholders
From net realized gain
Class A	(120,068)	—
Class C	(77,011)	—
Class I	(2,580,781)	—
Class R6	(2,268)	—
Class NAV	(1,066,230)	—
Total distributions	(3,846,358)	—
From fund share transactions	(82,821,789)	531,191,705
Total increase (decrease)	(107,571,632)	538,500,670
Net assets
Beginning of year	757,672,737	219,172,067
End of year	$650,101,105	$757,672,737
Accumulated net investment loss	($13,739,086)	($6,291,497)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       30

STATEMENT OF CASH FLOWS For the year ended 10-31-16

Net decrease in net assets from operations	($20,903,485)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(897,818,056)
Long-term investments sold	918,656,352
Purchase to cover short sales	(569,614,421)
Proceeds from short sales	614,454,240
Decrease in short-term investments	48,892,993
Increase in foreign currency	(367,107)
Decrease in cash segregated at custodian for derivative contracts	1,575,497
Decrease in receivable for investments sold	10,061,095
Increase in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(105,939)
Increase in dividends and interest receivable	(163,710)
Increase in unrealized appreciation/depreciation of swap contracts	(72,235)
Decrease in receivable due from advisor	27
Decrease in other receivables and prepaid expenses	27,300
Increase in cash held at broker for securities sold short	(16,471,542)
Increase in payable for collateral held by fund	30,000
Decrease in payable for investments purchased	(16,096,263)
Increase in payable for written options	425,182
Increase in payable to affiliates	16,683
Increase in other liabilities and accrued expenses	103,718
Increase in payable for foreign capital gain tax	32,623
Net change in unrealized (appreciation) depreciation on investments	4,105,248
Net change in unrealized (appreciation) depreciation on investments sold short	(3,722,373)
Net realized loss on investments	8,966,314
Net realized gain on investments sold short	(1,824,023)
Net cash provided by operating activities	80,188,118
Cash flows from financing activities
Increase in payable for broker fees and expenses on short sales	$126,565
Distributions to common shareholders net of reinvestments	(278,781)
Fund shares sold	391,183,775
Fund shares repurchased	(477,573,141)
Decrease in receivable for fund shares sold	4,909,546
Increase in payable for fund shares repurchased	805,309
Net cash used in financing activities	($80,826,727)
Net decrease in cash	($638,609)
Cash at beginning of period	$1,086,806
Cash at end of period	$448,197
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of dividends:	($3,567,577)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       31

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.81	$10.10	$10.00
Net investment loss[2]	(0.28)	(0.24)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.03)	0.95	0.31
Total from investment operations	(0.31)	0.71	0.10
Less distributions
From net realized gain	(0.05)	—	—
Net asset value, end of period	$10.45	$10.81	$10.10
Total return (%)[3,4]	(2.94)	7.13	1.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$16	$5
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	4.22	3.43	4.29	[7]
Expenses including reductions[6]	4.21	3.28	3.44	[7]
Net investment loss	(2.71)	(2.31)	(2.51	) [7]
Portfolio turnover (%)	403	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended October 31, 2016, October 31, 2015 and October 31, 2014 which were equivalent to a net annual effective rate of 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       32

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.74	$10.10	$9.86
Net investment loss[2]	(0.35)	(0.32)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.04)	0.96	0.39
Total from investment operations	(0.39)	0.64	0.24
Less distributions
From net realized gain	(0.05)	—	—
Net asset value, end of period	$10.30	$10.74	$10.10
Total return (%)[3,4]	(3.61)	6.34	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$9	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	4.93	4.34	10.15	[8]
Expenses including reductions[7]	4.92	4.00	4.12	[8]
Net investment loss	(3.42)	(3.04)	(3.31	) [8]
Portfolio turnover (%)	403	396	375	[9]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended October 31, 2016, October 31, 2015 and October 31, 2014 which were equivalent to a net annual effective rate of 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
8	Annualized.
9	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       33

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.89	$10.13	$10.00
Net investment loss[2]	(0.25)	(0.21)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.04)	0.97	0.32
Total from investment operations	(0.29)	0.76	0.13
Less distributions
From net realized gain	(0.05)	—	—
Net asset value, end of period	$10.55	$10.89	$10.13
Total return (%)[3]	(2.64)	7.50	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$422	$502	$18
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.87	3.00	3.16	[6]
Expenses including reductions[5]	3.87	2.99	3.03	[6]
Net investment loss	(2.40)	(2.04)	(2.20	) [6]
Portfolio turnover (%)	403	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended October 31, 2016, October 31, 2015 and October 31, 2014 which were equivalent to a net annual effective rate of 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       34

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.93	$10.16	$10.00
Net investment loss[2]	(0.24)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.04)	0.99	0.33
Total from investment operations	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.05)	—	—
Net asset value, end of period	$10.60	$10.93	$10.16
Total return (%)[3]	(2.54)	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	4.04	5.99	22.57	[7]
Expenses including reductions[6]	4.01	3.03	2.84	[7]
Net investment loss	(2.35)	(2.05)	(1.90	) [7]
Portfolio turnover (%)	403	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended October 31, 2016, October 31, 2015 and October 31, 2014 which were equivalent to a net annual effective rate of 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       35

Class NAV Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.93	$10.16	$10.00
Net investment loss[2]	(0.24)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.04)	0.97	0.33
Total from investment operations	(0.28)	0.77	0.16
Less distributions
From net realized gain	(0.05)	—	—
Net asset value, end of period	$10.60	$10.93	$10.16
Total return (%)[3]	(2.54)	7.58	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$185	$230	$196
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.78	2.99	2.87	[6]
Expenses including reductions[5]	3.77	2.99	2.85	[6]
Net investment loss	(2.30)	(1.82)	(1.91	) [6]
Portfolio turnover (%)	403	396	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended October 31, 2016, October 31, 2015 and October 31, 2014 which were equivalent to a net annual effective rate of 2.16%, 1.34% and 1.11%, respectively, of the fund's average daily net assets.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       36

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund, including exchange-traded funds sold short, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       37

market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$51,509,170	$42,478,141	$9,031,029	—
Consumer staples	18,683,912	15,747,657	2,936,255	—
Energy	28,918,559	26,853,346	2,065,213	—
Financials	135,466,003	92,416,830	43,049,173	—
Health care	186,734,569	156,547,198	29,923,457	$263,914
Industrials	52,025,754	38,501,418	13,524,336	—
Information technology	174,624,161	157,151,813	17,472,348	—
Materials	8,186,573	6,366,891	1,819,682	—
Real estate	30,609,301	17,375,941	13,233,360	—
Telecommunication services	3,493,200	—	3,493,200	—
Utilities	6,224,281	536,764	5,687,517	—
Corporate bonds	13,055,512	—	13,055,512	—
Convertible bonds	2,066,371	—	2,066,371	—
Preferred securities	652,762	652,762	—	—
Warrants	38,408	38,408	—	—
Purchased options	3,747,583	2,767,345	980,238	—
Short-term investments	18,672,047	18,672,047	—	—
Total investments in securities	$734,708,166	$576,106,561	$158,337,691	$263,914
Investments sold short and other financial instruments:
Exchange-traded funds	($410,166,576)	($408,245,887)	($1,920,689)	—
Forward foreign currency contracts	160,663	—	160,663	—
Written options	(858,769)	(558,000)	(300,769)	—
Total return swaps	72,235	—	72,235	—

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       38

Securities sold short. The fund may sell securities short or maintain a short position in anticipation of the decline in the market value of that security (a short sale), including securities that the fund does not own. To complete the short sale, the fund must borrow the security to make delivery to the buyer. The fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. For the year ended October 31, 2016, the fund paid $9,228,975 in dividends on short sales, as shown in the Statement of operations.

The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price of the security at replacement may differ from the price at which the security was sold. The fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the fund replaces the borrowed security. This loss may be unlimited. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

The fund has an agreement with a prime broker in order to execute its short sales strategy. The usage of a prime broker involves counterparty risk, including the risk that a prime broker may default on its obligation and that the fund may lose its collateral deposit or short sale proceeds. The fund incurs expenses as a result of executing the short sale strategy and the maintenance of any margin, as required by the prime brokerage agreement. For the year ended October 31, 2016, the fund incurred broker fees and expenses on short sales in the amount of $6,309,848, as shown in the Statement of operations.

Dividends on investments sold short and broker fees and expenses on short sales incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 2.16% of the fund's average daily net assets.

The proceeds of the short sale may be retained by the broker to meet margin requirements or the fund may reinvest short sale proceeds. Because the fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The fund is required to segregate cash or securities with its custodian, so that the amount segregated plus the amount retained by the broker is at least equal to the current value of the securities sold short. At October 31, 2016, the fund had cash collateral held at the broker for securities sold short in the amount of $318,242,224 as shown in the Statement of assets and liabilities. In addition, at October 31, 2016, the fund had segregated securities at the custodian with market value of $232,114,783 as shown in the Fund's investments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       39

investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016 were $3,150.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late ordinary year losses of $12,965,725 are being deferred and will be treated as occurring on November 1, 2016, the first day of the fund's next taxable year.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions paid of long-term capital gains for the year ended of October 31, 2016 was $3,846,358.

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $248,095 undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for derivative contracts or cash held at broker for securities sold short.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       41

clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2016, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional value ranging up to $2.0 million, as measured at each quarter end. There were no open futures contracts held at October 31, 2016.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $24.3 million to $38.7 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	1,665,000	USD	1,268,435	HSBC Bank USA	11/30/2016	—	($2,804)	($2,804)
JPY	435,058,000	USD	4,180,047	Citibank N.A.	11/30/2016	—	(27,713)	(27,713)
SGD	330,000	USD	237,257	Standard Chartered Bank	11/30/2016	—	(8)	(8)
USD	4,960,249	CNY	33,442,000	Royal Bank of Scotland PLC	12/21/2016	$30,974	—	30,974
USD	7,652,572	EUR	7,020,000	Citibank N.A.	11/30/2016	—	(62,278)	(62,278)
USD	1,251,730	EUR	1,111,000	Commonwealth Bank of Australia Sydney	12/21/2016	29,404	—	29,404

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	1,251,780	EUR	1,111,000	Credit Suisse International	12/21/2016	29,454	—	29,454
USD	1,251,284	EUR	1,111,000	Royal Bank of Canada	12/21/2016	28,958	—	28,958
USD	1,249,233	EUR	1,109,000	State Street Bank and Trust Company	12/21/2016	29,107	—	29,107
USD	4,391,699	GBP	3,610,000	Citibank N.A.	11/30/2016	—	(29,334)	(29,334)
USD	2,026,048	JPY	210,293,000	Barclays Bank PLC Wholesale	12/21/2016	16,762	—	16,762
USD	3,524,072	JPY	357,140,000	Commonwealth Bank of Australia Sydney	12/21/2016	111,708	—	111,708
USD	1,017,435	JPY	105,812,000	HSBC Bank USA	12/21/2016	6,433	—	6,433
						$282,800	($122,137)	$160,663

Currency abbreviations:
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SGD	Singapore Dollar
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2016, the fund used purchased options to manage against anticipated changes in securities market, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held purchased options with market values ranging from $1.3 million to $3.7 million, as measured at each quarter end.

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       43

During the year ended October 31, 2016, the fund used wrote options to manage against anticipated changes in securities market, gain exposure to certain securities markets and as a substitute for securities purchased. The following tables summarize the fund's written options activities during the year ended October 31, 2016 and the contracts held at October 31, 2016:

	EUR Notional Amount*	JPY Notional Amount*	KRW Notional Amount*	USD Notional Amount*	Number of contracts*	Premiums Received
Outstanding, beginning of period	—	—	—	—	14,147	$600,478
Options written	14,484	1,656,081	159,247,356	20,020,323	710,125	4,360,075
Option closed	(14,484)	—	—	—	(715,412)	(3,026,558)
Options exercised	—	—	—	—	(1,000)	(128,206)
Options expired	—	—	(159,247,356)	—	(4,420)	(970,658)
Outstanding, end of period	—	1,656,081	—	20,020,323	3,440	$835,131

*The amounts for options on securities and index options represent number of contracts. The amounts for OTC index options and foreign currency options represent notional amount.

Options on Index (Exchange-traded)

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Puts
S+P 500 Index	1,875.00	Dec 2016	24	$33,257	($14,520)

Options on securities (Exchange-traded)

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Puts
IShares MSCI Emerging Markets ETF	31.50	Nov 2016	359	$8,243	($898)
IShares MSCI Emerging Markets ETF	30.50	Dec 2016	1,390	40,253	(9,035)
IShares Russell 2000 ETF	104.00	Dec 2016	419	41,956	(18,226)
IShares Russell 2000 ETF	102.00	Dec 2016	553	73,525	(18,249)
IShares Russell 2000 ETF	103.00	Dec 2016	547	74,368	(20,512)
Calls
Pioneer Natural Resources Company	150.00	Jan 2017	148	$244,189	($476,560)
			3,416	$482,534	($543,480)

Options on Index (OTC)

Name of issuer	Counterparty	Exercise price	Expiration date		Notional amount	Premium	Value
Puts
TOPIX Banks Index	Goldmen Sachs	125.00	Dec 2016	JPY	1,656,081	$48,065	($2,526)

Foreign currency options (OTC)

Description	Counterparty	Exercise price	Expiration date		Notional amount	Premium	Value
Calls
U.S. Dollar versus Japanese Yen	Goldmen Sachs	135.00	Sep 2021	USD	20,020,323	$271,275	($298,243)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       44

swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total return swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller.

During the year ended October 31, 2016, the fund used total return swaps to manage equity exposure. The fund held total return swaps with total USD notional amounts ranging up to $4.4 million, as measured at each quarter end. The following table summarizes the total return swap contracts held as of October 31, 2016:

Pay/ receive	Reference entity	Rate	Currency	Notional amount/ contracts	Maturity date	Countryparty	Unrealized appreciation (depreciation)	Market value
Pay	CSI300 Net Total Return Index	USD- LIBOR- BBA	USD	440	Jul 2017	Goldman Sachs Co.	$11,260	$11,260
Pay	Dow Jones EURO STOXX Bank (Price) Index	1.00%	EUR	8,900	Dec 2016	Goldman Sachs Co.	44,942	44,942
Receive	PHLX Semi Conductor- SOX	USD- LIBOR- BBA	USD	1,345,987	Sep 2017	Goldman Sachs Co.	16,033	16,033
							$72,235	$72,235

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Investments, at value[1]	Purchased options	$2,909,232	—
Foreign currency	Investments, at value[1]	Purchased options	838,351	—
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	282,800	($122,137)
Equity	Written options, at value	Written options	—	(858,769)
Equity	Swap contracts, at value	Total return swaps	72,235	—
			$4,102,618	($980,906)

1 Purchased options are included in the Fund's investments.

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For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Written options	Swap contracts	Total
Equity	$53,911	—	($5,372,715)	$2,084,743	$270,744	($2,963,317)
Foreign currency	—	$1,343,002	—	—	—	1,343,002
Total	$53,911	$1,343,002	($5,372,715)	$2,084,743	$270,744	($1,620,315)

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2016:

Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Written options	Swap contracts	Total
Equity	—	($641,653)	($190,529)	$72,235	($759,947)
Foreign currency	$105,936	—	—	—	105,936
Total	$105,936	($641,653)	($190,529)	$72,235	($654,011)

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchaesed optins is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 1.50% of the fund's average aggregate net assets (together with the assets of any other applicable fund identified in the advisory agreement). The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating funds). This waiver is based upon

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       46

aggregate net assets of all the participating funds. The amount of the reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceed 0.00% of average annual net assets. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to March 1, 2016, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class C shares of the fund to the extent they exceed 1.25% of the fund's average net assets.

The Advisor has voluntarily agreed to reduce its advisory fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.25% of average annual net assets, on an annualized basis. Expenses means all the expense of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, management fees, Rule 12b-1 fees, transfer agent fees and services fees, borrowing costs, prime brokerage fees, acquired fund fees and expense paid indirectly, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The expense reductions described above for the year ended October 31, 2016 amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,829	Class R6	$802
Class C	1,268	Class NAV	14,488
Class I	35,477	Total	$53,864

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 1.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $72,951 for the year ended October 31, 2016. Of this amount, $11,624 was retained and used for printing

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prospectuses, advertising, sales literature and other purposes, $58,640 was paid as sales commissions to broker-dealers and $2,687 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $15,976 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$74,152	$31,070
Class C	171,105	21,520
Class I	—	536,160
Class R6	—	562
Total	$245,257	$589,312

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,665,356	$28,162,200	1,531,945	$16,766,128
Distributions reinvested	9,956	108,524	—	—
Repurchased	(2,038,602)	(21,234,815)	(538,784)	(5,560,799)
Net increase	636,710	$7,035,909	993,161	$11,205,329
Class C shares
Sold	1,095,385	$11,680,110	851,715	$9,180,529
Distributions reinvested	5,206	56,272	—	—
Repurchased	(366,447)	(3,781,483)	(50,674)	(541,331)
Net increase	734,144	$7,954,899	801,041	$8,639,198

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		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	20,881,188	$221,227,175	47,797,615	$531,103,916
Distributions reinvested	212,644	2,334,830	—	—
Repurchased	(27,208,473)	(286,302,745)	(3,465,443)	(37,245,350)
Net increase (decrease)	(6,114,641)	($62,740,740)	44,332,172	$493,858,566
Class R6 shares
Sold	438,249	$4,518,534	31,475	$350,000
Distributions reinvested	156	1,721	—	—
Repurchased	(11,725)	(120,561)	—	—
Net increase	426,680	$4,399,694	31,475	$350,000
Class NAV shares
Sold	589,404	$6,096,924	6,074,980	$63,166,089
Distributions reinvested	96,754	1,066,230	—	—
Repurchased	(4,308,604)	(46,634,705)	(4,276,251)	(46,027,477)
Net increase (decrease)	(3,622,446)	($39,471,551)	1,798,729	$17,138,612
Total net increase (decrease)	(7,939,553)	($82,821,789)	47,956,578	$531,191,705

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $897,818,056 and $918,656,352, respectively, for the year ended October 31, 2016. Purchases to cover shorts and proceeds from short sales, amounted to $569,614,421 and $614,454,240, respectively, for the year ended October 31, 2016.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016, funds within the John Hancock group of funds complex held 28.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund name	Affiliated concentration
John Hancock Funds II Alternative Asset Allocation Portfolio	10.3%
John Hancock Funds II Lifestyle Growth Portfolio	6.3%
John Hancock Funds II Lifestyle Balanced Portfolio	6.1%

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Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Seaport Fund (the "Fund") at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $3,846,358 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and

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personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and the peer group for the one-year period. The Board concluded that the fund's performance has generally outperformed the historical performance of the fund's benchmark index and comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available)

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and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the impact of the fund's investment strategy on expenses, and the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

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The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of the fund's benchmark index and comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       58

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       59

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       60

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       61

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SEAPORT FUND       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327101	437A 10/16 12/16

John Hancock

Disciplined Value International Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

Investors in most international equities generally experienced gains over the past 12 months, as fears over slowing global growth dissipated and commodity prices rebounded. Emerging markets delivered the most robust returns, while China's economy and equity markets stabilized after a period of heightened volatility. Although Brexit initially triggered a sharp decline in global equities, investor sentiment improved as the summer progressed, thanks to the U.K. government's intraparty leadership transition and the Bank of England's cut of its benchmark interest rate. In Japan, however, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the task U.S. President-elect Donald J. Trump will face in uniting a fractured electorate and reigniting growth in a lethargic economy, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going as we finish out 2016, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Auditor's report
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market-capitalization-weighted index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A shares were first offered on 9-29-14. For periods prior to this date, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International stocks fell as economic growth remained slow

The fund's benchmark, the MSCI EAFE Index, posted a modest decline amid a backdrop of mostly disappointing economic news.

Stock picking contributed to results

Although the fund posted a slightly negative absolute return, its performance was somewhat better than that of its benchmark, as a result of a positive impact from our stock picking and allocation at the sector level.

Sector and country positioning aided relative performance

The fund's positioning within the financials sector aided relative performance, as did stock picking in Europe.

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

A note about risks

Foreign investing, especially in emerging and frontier markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Events in the U.S. and global financial markets have resulted, and may continue to result, in an unusually high degree of volatility. Currency transactions and valuations are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Large company stocks could fall out of favor. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       3

Discussion of fund performance

An interview with Portfolio Manager Christopher K. Hart, CFA, Boston Partners

Christopher K. Hart, CFA
Portfolio Manager
Boston Partners

Most developed-market stocks outside North America fell modestly during the 12-month period ended October 31, 2016, while the fund posted a somewhat better result than its benchmark. What factors drove these results?

The fund's benchmark, the MSCI EAFE Index, posted a negative overall return after experiencing steep downturns in January and June and then partially recovering in subsequent months.

The general negative trend of economic news escalated in January amid indications that China's economy was slowing more than expected. However, momentum shifted in mid-February after China's government and its central bank implemented additional measures to stimulate the nation's economy and stabilize its financial markets and currency. The next period of heightened anxiety for global equities came in June, after U.K. voters approved a referendum to leave the European Union (Brexit). Equities sharply declined in the vote's immediate aftermath and then recovered entering July as initial fears about the potential negative economic impact eased somewhat. Dire predictions that were made leading up to the vote were overwrought, in our view.

However, GDP growth in developed markets remained uninspiring and drifted downward in the latter months of the period. Growth in emerging markets remained generally strong. Most projections of global growth for 2016 and 2017 were revised downward, particularly in Europe and the United Kingdom, where Brexit's impact is expected to be the most acute. We think that the impact will be less severe than many believe, as we expect that leaders will act with the economic interests of their countries in mind.

As for equity markets, performance leadership among sectors shifted during the latter months of the period. Relatively higher-yielding, defensive stocks generally outperformed the broader market during the early months of the period, but momentum changed entering the summer. As investor sentiment became less risk averse, market leadership shifted toward cyclical sectors that are more sensitive to economic growth trends than defensive sectors. We expect that the durability of this rotation will be tested during the next flare-up of concerns about global growth, and we believe that historically high premiums on the equity prices of relatively higher-yielding, defensive sectors cannot last indefinitely, let alone expand.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       4

"... we believe that historically high premiums on the equity prices of relatively higher-yielding, defensive sectors cannot last indefinitely, let alone expand."

How did the team manage the portfolio in this environment?

We are value investors, and our strategy remained focused on identifying dislocations between underlying fundamentals and equity valuations on an individual company basis.

Our stock picking and the incidental sector allocation that resulted from our bottom-up approach contributed to performance relative to the benchmark. At the sector level, the fund's positioning in financials had the biggest positive impact relative to the benchmark. Our stock picking in financials aided relative results, partly as a result of the fund's underweight in international banks. These stocks generally underperformed as a result of heightened concerns about global growth and Brexit. Relative performance was also aided by the fund's positioning in information technology and industrials, sectors that outperformed the broad market amid the shift in leadership to cyclical sectors during the latter months of the period. On the negative side, positioning in consumer discretionary weighed on relative performance.

From a geographic standpoint, our stock picking in Continental Europe's largest markets, Germany and France, contributed significantly to performance relative to the benchmark. On the negative side, the fund's underweight in Australian equities detracted, as the Australian market outperformed, producing a positive return.

SECTOR COMPOSITION AS OF 10/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       5

"Our stock picking and the incidental sector allocation that resulted from our bottom-up approach contributed to performance relative to the benchmark."

Which holdings had the biggest positive impact on the fund's results?

The biggest contributor was the fund's position in AURELIUS Equity Opportunities SE & Company KGaA, a German firm that buys and sells companies, such as spin-offs or those in financial distress. Shares of AURELIUS rose sharply after the company posted strong financial results on the heels of several acquisitions by AURELIUS that investors viewed positively.

Other strong contributors included positions in industrial machinery companies Georg Fischer AG (Switzerland) and KION Group AG (Germany); in information technology, positions in Amano Corp. (Japan) and Micro Focus International PLC (U.K.) were notable contributors.

Which holdings detracted the most from performance?

Among notable detractors were the fund's positions in Cambian Group PLC (U.K.), Citizen Holdings Company, Ltd. (Japan), cocokara fine, Inc. (Japan), and Global Brands Group Holding, Ltd. (Hong Kong). Cambian, a provider of specialized behavioral health services, saw its shares decline in February after the company reported that its adjusted earnings for 2015 would fall below its expectations. The slowdown in China's economic growth weighed on overseas sales of Citizen Holdings, a watch manufacturer, while weak earnings weighed on shares of cocokara fine, a drugstore operator, and on shares of Global Brands, a maker of apparel, footwear, and fashion accessories. We sold the fund's positions in Cambian, Citizen, cocokara fine, and Global Brands during the period.

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Safran SA	2.6
Siemens AG	2.3
Merck KGaA	2.2
Roche Holding AG	2.1
Koninklijke Ahold Delhaize NV	2.0
CRH PLC	1.9
Imperial Brands PLC	1.8
Swiss Re AG	1.7
WPP PLC	1.7
Amano Corp.	1.7
TOTAL	20.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       6

How was the fund positioned at the end of the period?

At the sector level, the fund's most significant overweight positions were in industrials and information technology, while the most significant underweights were in financials, real estate, and utilities. In our view, equity valuations in the real estate and utilities sectors have been chronically unattractive. Within financials, a lack of exposure to European banks was responsible for most of the fund's underweight, as we remain concerned about the sufficiency of European bank capitalization levels and slow economic growth in the eurozone.

As the reporting period came to a close, we expected global economic data to remain mixed in the near term, with key markets continuing to require the support of central banks' accommodative monetary policies. Concerns about Brexit appeared to have eased, and we viewed equity valuations in the benchmark as reasonable.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985

TOP 10 COUNTRIES AS OF 10/31/16 (%)

Japan	18.1
United Kingdom	16.8
France	13.7
Germany	11.8
Switzerland	6.7
Netherlands	4.5
Canada	3.2
Ireland	2.5
Hong Kong	2.3
Norway	2.2
TOTAL	81.8
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners Global Investors, Inc. doing business as Boston Partners.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A2	-5.82	6.83	37.72
Class C2	-2.40	7.68	43.05
Class I2,3	-0.45	8.14	46.04
Class R2[2,3]	-0.87	7.99	45.05
Class R4[2,3]	-0.57	8.09	45.71
Class R6[2,3]	-0.41	8.18	46.32
Class NAV[2,3]	-0.33	8.18	46.32
Index†	-2.74	7.26	40.37

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.80	2.49	1.48	1.88	1.74	1.39	1.37
Net (%)	1.38	2.07	1.06	1.46	1.22	0.95	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	14,305	14,305	14,037
Class I2,3	12-30-11	14,604	14,604	14,037
Class R2[2,3]	12-30-11	14,505	14,505	14,037
Class R4[2,3]	12-30-11	14,571	14,571	14,037
Class R6[2,3]	12-30-11	14,632	14,632	14,037
Class NAV[2,3]	12-30-11	14,632	14,632	14,037

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	After the close of business on 9-26-14, holders of institutional class shares of the former Robeco Boston Partners International Equity Fund (the predecessor fund) became owners of an equal number of full and fractional Class R6 shares of John Hancock Disciplined Value International Fund. Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. For periods prior to these dates, performance is the actual performance of the sole share class of the predecessor fund and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,011.10	$6.93	1.37%
Class C	1,000.00	1,008.60	10.45	2.07%
Class I	1,000.00	1,013.70	5.47	1.08%
Class R2	1,000.00	1,011.10	7.33	1.45%
Class R4	1,000.00	1,012.80	5.62	1.11%
Class R6	1,000.00	1,013.70	4.76	0.94%
Class NAV	1,000.00	1,013.70	4.81	0.95%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$6.95	1.37%
Class C	1,000.00	1,014.70	10.48	2.07%
Class I	1,000.00	1,019.70	5.48	1.08%
Class R2	1,000.00	1,017.80	7.35	1.45%
Class R4	1,000.00	1,019.60	5.64	1.11%
Class R6	1,000.00	1,020.40	4.77	0.94%
Class NAV	1,000.00	1,020.40	4.82	0.95%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

[1] Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over th e period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 94.0%		$365,463,131
(Cost $358,445,251)
Australia 1.1%		4,146,686
Australia & New Zealand Banking Group, Ltd.	196,382	4,146,686
Belgium 1.2%		4,849,714
Ageas	82,794	3,024,747
Ontex Group NV	60,333	1,824,967
Canada 3.2%		12,354,338
Barrick Gold Corp.	70,228	1,235,311
Canadian Natural Resources, Ltd.	72,102	2,288,364
Cascades, Inc.	283,715	2,675,758
Cenovus Energy, Inc.	248,656	3,587,187
Husky Energy, Inc. (I)	238,675	2,567,718
France 13.7%		53,435,717
Atos SE	47,576	4,937,131
Bollore SA (I)	689,597	2,270,325
Capgemini SA	80,129	6,636,031
Elis SA	147,274	2,446,789
Havas SA	310,478	2,527,232
IPSOS	102,510	3,348,026
LISI	71,340	2,113,343
Safran SA	145,633	10,021,205
Sopra Steria Group	41,176	4,188,979
Teleperformance	58,146	6,143,566
TOTAL SA	72,031	3,450,638
Vinci SA	73,909	5,352,452
Germany 11.8%		45,819,719
Allianz SE	15,514	2,421,801
AURELIUS Equity Opportunities SE & Company KGaA	100,102	5,976,822
Bayer AG	19,245	1,910,829
Fresenius SE & Company KGaA	40,370	2,982,826
Henkel AG & Company KGaA	16,710	1,841,146
KION Group AG	42,718	2,581,033
Merck KGaA	82,956	8,538,664
Muenchener Rueckversicherungs-Gesellschaft AG	24,311	4,720,212
Norma Group SE	31,496	1,449,224
ProSiebenSat.1 Media SE	104,603	4,508,196
Siemens AG	78,236	8,888,966
Hong Kong 2.3%		8,943,032
CK Hutchison Holdings, Ltd.	153,912	1,900,510
NewOcean Energy Holdings, Ltd.	4,656,000	1,199,529

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       12

	Shares	Value
Hong Kong (continued)
WH Group, Ltd. (S)	7,214,500	$5,842,993
India 1.9%		7,312,035
ICICI Bank, Ltd., ADR	370,214	3,069,074
Videocon d2h, Ltd., ADR (I)	452,824	4,242,961
Indonesia 0.8%		2,927,834
Bank Rakyat Indonesia Persero Tbk PT	3,135,500	2,927,834
Ireland 2.5%		9,812,342
CRH PLC	228,045	7,379,460
Greencore Group PLC	602,885	2,432,882
Italy 2.0%		7,776,962
Assicurazioni Generali SpA	129,965	1,678,802
Maire Tecnimont SpA	789,566	1,903,657
OVS SpA (S)	268,018	1,468,218
Prysmian SpA	109,632	2,726,285
Japan 18.1%		70,529,317
Alps Electric Company, Ltd.	110,900	2,660,233
Amano Corp.	359,600	6,690,543
Astellas Pharma, Inc.	406,000	6,025,793
Coca-Cola West Company, Ltd.	136,800	4,043,083
DeNa Company, Ltd.	97,100	3,123,890
Fuji Electric Company, Ltd.	542,000	2,706,522
Haseko Corp.	365,900	3,560,868
Inpex Corp.	393,300	3,669,003
Kurita Water Industries, Ltd.	84,400	1,997,471
Matsumotokiyoshi Holdings Company, Ltd.	85,400	4,399,662
Meitec Corp.	36,500	1,243,832
Nippon Telegraph & Telephone Corp.	122,100	5,413,527
Nippon Television Holdings, Inc.	147,200	2,608,776
NSK, Ltd.	293,500	3,262,697
Resona Holdings, Inc.	714,400	3,166,563
Sanwa Holdings Corp.	169,300	1,686,116
Shinsei Bank, Ltd.	1,719,000	2,779,214
Sumitomo Osaka Cement Company, Ltd.	650,000	2,692,116
The Chiba Bank, Ltd.	356,000	2,201,784
Toho Holdings Company, Ltd.	94,500	1,982,752
Tokio Marine Holdings, Inc.	117,000	4,614,872
Netherlands 4.5%		17,450,636
Koninklijke Ahold Delhaize NV	339,678	7,748,870
Koninklijke Philips NV	137,993	4,158,028
Randstad Holding NV	107,786	5,543,738

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       13

	Shares	Value
Norway 2.2%		$8,549,082
Statoil ASA	345,861	5,646,528
Telenor ASA (L)	182,495	2,902,554
South Africa 1.1%		4,345,809
Petra Diamonds, Ltd. (I)	2,334,212	4,345,809
South Korea 0.8%		2,945,046
Samsung Electronics Company, Ltd.	2,059	2,945,046
Sweden 0.4%		1,466,928
SKF AB, B Shares	86,606	1,466,928
Switzerland 6.7%		26,050,291
dorma+kaba Holding AG, Class B (I)	2,456	1,706,633
Dufry AG (I)	17,320	2,107,110
Georg Fischer AG	6,448	5,716,768
Novartis AG	20,192	1,432,977
Roche Holding AG	36,121	8,296,327
Swiss Re AG	73,164	6,790,476
Taiwan 1.6%		6,333,613
Hon Hai Precision Industry Company, Ltd.	762,700	2,060,176
Pegatron Corp.	1,587,000	4,273,437
United Kingdom 16.8%		65,209,281
Aldermore Group PLC (I)	782,674	1,653,208
AstraZeneca PLC	47,780	2,675,445
Babcock International Group PLC	360,639	4,359,346
BAE Systems PLC	386,979	2,564,028
Berendsen PLC	96,776	1,142,061
BT Group PLC	312,426	1,434,047
Cineworld Group PLC	402,089	2,655,148
HSBC Holdings PLC	302,850	2,280,805
Imperial Brands PLC	143,592	6,945,807
Liberty Global PLC LiLAC, Class C (I)	77,226	2,134,527
Liberty Global PLC, Series C (I)	86,990	2,766,282
Micro Focus International PLC	121,937	3,192,984
Moneysupermarket.com Group PLC	386,019	1,235,962
Nomad Foods, Ltd. (I)	242,342	2,978,383
Polypipe Group PLC	323,921	998,762
Rightmove PLC	55,996	2,556,056
Rio Tinto PLC	55,651	1,935,281
Shawbrook Group PLC (I)(S)	321,397	884,258
Standard Chartered PLC (I)	132,111	1,148,825
Victrex PLC	128,015	2,741,318
Vodafone Group PLC	1,765,547	4,848,765
W.S. Atkins PLC	159,759	2,952,240
WM Morrison Supermarkets PLC	857,493	2,373,767

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       14

			Shares	Value
United Kingdom (continued)
WPP PLC			310,964	$6,751,976
United States 1.3%				5,204,749
LyondellBasell Industries NV, Class A			32,520	2,586,969
Shire PLC			46,363	2,617,780
Preferred securities 0.4%				$1,570,585
(Cost $1,316,610)
South Korea 0.4%				1,570,585
Samsung Electronics Company, Ltd.			1,366	1,570,585
	Yield (%)		Shares	Value
Securities lending collateral 0.7%				$2,730,506
(Cost $2,730,451)
John Hancock Collateral Trust (W)	0.6357(Y	)	272,846	2,730,506
Short-term investments 4.8%				$18,548,225
(Cost $18,548,225)
Money market funds 4.8%				18,548,225
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2575(Y	)	18,548,225	18,548,225
Total investments (Cost $381,040,537)† 99.9%				$388,312,447
Other assets and liabilities, net 0.1%				$304,551
Total net assets 100.0%				$388,616,998

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $383,824,739. Net unrealized appreciation aggregated to $4,487,708, of which $20,905,154 related to appreciated investment securities and $16,417,446 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Unaffiliated investments, at value (Cost $378,310,086) including $2,597,968 of securities loaned	$385,581,941
Affiliated investments, at value (Cost $2,730,451)	2,730,506
Total investments, at value (Cost $381,040,537)	388,312,447
Foreign currency, at value (Cost $157,585)	157,513
Receivable for investments sold	1,502,402
Receivable for fund shares sold	1,442,424
Dividends and interest receivable	1,399,500
Receivable for securities lending income	298
Other receivables and prepaid expenses	104,089
Total assets	392,918,673
Liabilities
Payable for investments purchased	1,100,646
Payable for fund shares repurchased	205,313
Payable upon return of securities loaned	2,730,450
Payable to affiliates
Accounting and legal services fees	19,630
Transfer agent fees	24,612
Distribution and service fees	1,584
Investment management fees	5,796
Other liabilities and accrued expenses	213,644
Total liabilities	4,301,675
Net assets	$388,616,998
Net assets consist of
Paid-in capital	$399,193,390
Undistributed net investment income	7,378,741
Accumulated net realized gain (loss) on investments and foreign currency transactions	(25,195,998)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,240,865
Net assets	$388,616,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($35,827,302 ÷ 3,027,864 shares)[1]	$11.83
Class C ($7,391,852 ÷ 627,753 shares)[1]	$11.78
Class I ($200,746,092 ÷ 16,918,922 shares)	$11.87
Class R2 ($7,652,226 ÷ 645,947 shares)	$11.85
Class R4 ($90,549 ÷ 7,634 shares)	$11.86
Class R6 ($45,843,540 ÷ 3,862,393 shares)	$11.87
Class NAV ($91,065,437 ÷ 7,673,854 shares)	$11.87
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.45

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       17

STATEMENT OF OPERATIONS   For the year ended 10-31-16

Investment income
Dividends	$11,631,407
Securities lending	75,698
Interest	24,762
Less foreign taxes withheld	(727,961)
Total investment income	11,003,906
Expenses
Investment management fees	2,670,191
Distribution and service fees	207,308
Accounting and legal services fees	62,321
Transfer agent fees	159,893
Trustees' fees	4,838
State registration fees	99,886
Printing and postage	29,946
Professional fees	118,428
Custodian fees	104,226
Registration and filing fees	3,105
Other	193,585
Total expenses	3,653,727
Less expense reductions	(462,841)
Net expenses	3,190,886
Net investment income	7,813,020
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(19,959,386)
Affiliated investments	846
(19,958,540)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	13,054,213
Affiliated investments	(10)
13,054,203
Net realized and unrealized loss	(6,904,337)
Increase in net assets from operations	$908,683

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15 1	Year ended 8-31-15
Increase (decrease) in net assets
From operations
Net investment income	$7,813,020	$404,819	$2,407,126
Net realized loss	(19,958,540)	(3,477,419)	(2,088,665)
Change in net unrealized appreciation (depreciation)	13,054,203	1,631,453	(9,449,182)
Increase (decrease) in net assets resulting from operations	908,683	(1,441,147)	(9,130,721)
Distributions to shareholders
From net investment income
Class A	(320,542)	—	(57,047)
Class C	(11,433)	—	(1,269)
Class I	(464,005)	—	(61,413)
Class R2	(3,902)	—	(745)
Class R4	(1,314)	—	(807)
Class R6	(984,149)	—	(119,732)
Class NAV	(1,229,774)	—	—
From net realized gain
Class A	—	—	(354,281)
Class C	—	—	(10,256)
Class I	—	—	(346,983)
Class R2	—	—	(4,703)
Class R4	—	—	(4,703)
Class R6	—	—	(629,112)
Total distributions	(3,015,119)	—	(1,591,051)
From fund share transactions	149,688,906	14,620,572	224,584,562
Total increase	147,582,470	13,179,425	213,862,790
Net assets
Beginning of year	241,034,528	227,855,103	13,992,313
End of year	$388,616,998	$241,034,528	$227,855,103
Undistributed net investment income	$7,378,741	$2,671,616	$2,319,746

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       19

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.04	$12.13		$13.10
Net investment income[3]	0.29 [9]	0.01		0.13
Net realized and unrealized loss on investments	(0.39)	(0.10)		(0.38)
Total from investment operations	(0.10)	(0.09)		(0.25)
Less distributions
From net investment income	(0.11)	—		(0.10)
From net realized gain	—	—		(0.62)
Total distributions	(0.11)	—		(0.72)
Net asset value, end of period	$11.83	$12.04		$12.13
Total return (%)[4,5]	(0.86)	(0.74	) [6]	(1.75	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$33		$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.66	[7]	1.81	[7]
Expenses including reductions	1.37	1.39	[7]	1.39	[7]
Net investment income	2.52 [9]	0.74	[7]	1.03	[7]
Portfolio turnover (%)	63	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class A shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
9	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       20

Class C Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$11.98	$12.08		$13.10
Net investment income[3]	0.20 [10]	—	[4]	0.08
Net realized and unrealized loss on investments	(0.38)	(0.10)		(0.40)
Total from investment operations	(0.18)	(0.10)		(0.32)
Less distributions
From net investment income	(0.02)	—		(0.08)
From net realized gain	—	—		(0.62)
Total distributions	(0.02)	—		(0.70)
Net asset value, end of period	$11.78	$11.98		$12.08
Total return (%)[5,6]	(1.42)	(0.83	) [7]	(2.33	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$6		$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.23	2.36	[8]	2.64	[8]
Expenses including reductions	2.08	2.08	[8]	2.08	[8]
Net investment income	1.71 [10]	0.02	[8]	0.60	[8]
Portfolio turnover (%)	63	14		91	[9]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class C shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
10	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       21

Class I Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.07	$12.16		$13.10
Net investment income[3]	0.25 [8]	0.02		0.19
Net realized and unrealized loss on investments	(0.30)	(0.11)		(0.40)
Total from investment operations	(0.05)	(0.09)		(0.21)
Less distributions
From net investment income	(0.15)	—		(0.11)
From net realized gain	—	—		(0.62)
Total distributions	(0.15)	—		(0.73)
Net asset value, end of period	$11.87	$12.07		$12.16
Total return (%)[4]	(0.45)	(0.74	) [5]	(1.43	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$201	$36		$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.35	[6]	1.49	[6]
Expenses including reductions	1.08	1.07	[6]	1.08	[6]
Net investment income	2.13 [8]	1.00	[6]	1.64	[6]
Portfolio turnover (%)	63	14		91	[7]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class I shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       22

Class R2 Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.05	$12.14		$13.10
Net investment income[3]	0.30 [9]	0.01		0.16
Net realized and unrealized loss on investments	(0.40)	(0.10)		(0.40)
Total from investment operations	(0.10)	(0.09)		(0.24)
Less distributions
From net investment income	(0.10)	—		(0.10)
From net realized gain	—	—		(0.62)
Total distributions	(0.10)	—		(0.72)
Net asset value, end of period	$11.85	$12.05		$12.14
Total return (%)[4]	(0.87)	(0.74	) [5]	(1.68	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.61	1.61	[7]	4.32	[7]
Expenses including reductions	1.46	1.30	[7]	1.31	[7]
Net investment income	2.57 [9]	0.73	[7]	1.33	[7]
Portfolio turnover (%)	63	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class R2 shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
9	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       23

Class R4 Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.06	$12.15		$13.10
Net investment income[3]	0.33 [9]	0.02		0.14
Net realized and unrealized loss on investments	(0.40)	(0.11)		(0.36)
Total from investment operations	(0.07)	(0.09)		(0.22)
Less distributions
From net investment income	(0.13)	—		(0.11)
From net realized gain	—	—		(0.62)
Total distributions	(0.13)	—		(0.73)
Net asset value, end of period	$11.86	$12.06		$12.15
Total return (%)[4]	(0.57)	(0.74	) [5]	(1.53	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.51	[7]	5.28	[7]
Expenses including reductions	1.13	1.14	[7]	1.17	[7]
Net investment income	2.84 [9]	0.97	[7]	1.20	[7]
Portfolio turnover (%)	63	14		91	[8]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class R4 shares is 9-29-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
9	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       24

Class R6 Shares Period ended	10-31-16	10-31-15	[1]	8-31-15 [2]	8-31-14 [3]	8-31-13 [3]	8-31-12	[3,4]
Per share operating performance
Net asset value, beginning of period	$12.08	$12.16		$13.54	$12.88	$10.79	$10.00
Net investment income[5]	0.34 [9]	0.02		0.27	0.27	0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.39)	(0.10)		(0.91)	1.98	2.10	0.64
Total from investment operations	(0.05)	(0.08)		(0.64)	2.25	2.30	0.79
Less distributions
From net investment income	(0.16)	—		(0.12)	(0.20)	(0.13)	—
From net realized gain	—	—		(0.62)	(1.39)	(0.08)	—
Total distributions	(0.16)	—		(0.74)	(1.59)	(0.21)	—
Net asset value, end of period	$11.87	$12.08		$12.16	$13.54	$12.88	$10.79
Total return (%)[6]	(0.41)	(0.66	) [7]	(4.56)	18.18	21.52	7.90	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$46	$74		$73	$14	$11	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.24	[8]	1.38	2.84	3.18	3.77	[8]
Expenses including reductions	0.95	0.95	[8]	0.95	0.98	1.30	1.30	[8]
Net investment income	2.92 [9]	1.15	[8]	2.12	1.99	1.63	2.16	[8]
Portfolio turnover (%)	63	14		91	67	87	81

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
3	Audited by previous independent registered public accounting firm.
4	Period from 12-30-11 (commencement of operations) to 8-31-12.
5	Based on average daily shares outstanding.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       25

Class NAV Shares Period ended	10-31-16	10-31-15	[1]	8-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.07	$12.16		$12.98
Net investment income[3]	0.34 [8]	0.02		0.11
Net realized and unrealized loss on investments	(0.38)	(0.11)		(0.93)
Total from investment operations	(0.04)	(0.09)		(0.82)
Less distributions
From net investment income	(0.16)	—		—
From net realized gain	—	—		—
Total distributions	(0.16)	—		—
Net asset value, end of period	$11.87	$12.07		$12.16
Total return (%)[4]	(0.33)	(0.74	) [5]	(6.32	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$91	$92		$91
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.22	[6]	1.35	[6]
Expenses including reductions	0.95	0.95	[6]	0.95	[6]
Net investment income	2.90 [8]	1.15	[6]	2.29	[6]
Portfolio turnover (%)	63	14		91	[7]

1	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
2	The inception date for Class NAV shares is 4-13-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
8	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.14 and 1.17%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$4,146,686	—	$4,146,686	—
Belgium	4,849,714	—	4,849,714	—
Canada	12,354,338	$12,354,338	—	—
France	53,435,717	—	53,435,717	—
Germany	45,819,719	—	45,819,719	—
Hong Kong	8,943,032	—	8,943,032	—
India	7,312,035	7,312,035	—	—
Indonesia	2,927,834	—	2,927,834	—
Ireland	9,812,342	—	9,812,342	—
Italy	7,776,962	—	7,776,962	—
Japan	70,529,317	—	70,529,317	—
Netherlands	17,450,636	—	17,450,636	—
Norway	8,549,082	—	8,549,082	—
South Africa	4,345,809	—	4,345,809	—
South Korea	2,945,046	—	2,945,046	—
Sweden	1,466,928	—	1,466,928	—
Switzerland	26,050,291	—	26,050,291	—
Taiwan	6,333,613	—	6,333,613	—
United Kingdom	65,209,281	7,879,192	57,330,089	—
United States	5,204,749	2,586,969	2,617,780	—
Preferred securities	1,570,585	—	1,570,585	—
Securities lending collateral	2,730,506	2,730,506	—	—
Short-term investments	18,548,225	18,548,225	—	—
Total investments in securities	$388,312,447	$51,411,265	$336,901,182	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       28

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2016, the fund loaned common stocks valued at $2,597,968 and received $2,730,450 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016, were $2,377.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       29

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryfoward of $18,953,557 and a long-term capital loss carryforward of $3,803,663 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$3,015,119	—
Long-term capital gains	—	—
Total	$3,015,119	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $7,725,555 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, foreign currency transactions, non-deductible merger expenses, and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       30

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the fund's average daily net assets; and (b) 0.875% the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.95% of average annual net assets, on an annualized basis, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This expense limitation expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to the class. This expense limitation expires on February 28, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to March 1, 2016, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class A, Class C, Class I, Class R2 and Class R4 shares of the fund to the extent they exceed 0.55%, 1.25%, 0.25%, 0.60% and 0.35%, respectively, of average annual net assets.

The expense reductions described above amounted to the following for the six-months ended October 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$57,967	Class R4	$141
Class C	9,983	Class R6	148,392
Class I	99,658	Class NAV	137,693
Class R2	8,908	Total	$462,742

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service Fee	Class	Rule 12b-1 fee	Service Fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $99 for Class R4 shares for the year ended October 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $282,283 for the year ended October 31, 2016. Of this amount, $24,218 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $257,954 was paid as sales commissions to broker-dealers and $111 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $61 and $1,476 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$112,345	$46,909
Class C	66,914	8,378
Class I	—	90,160
Class R2	27,792	999
Class R4	257	17
Class R6	—	13,430
Class NAV	—	—
Total	$207,308	$159,893

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$7,700,000	1	0.715%	$153

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2016, the two-month period ended October 31, 2015 and for the year ended August 31, 2015 were as follows:

		Year ended 10-31-16		Period ended 10-31-15[1]		Year ended 8-31-15
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares[2]
Sold	1,951,540	$22,704,904	649,782	$7,731,668	2,369,455	$30,534,472
Distributions reinvested	21,919	260,400	—	—	855	10,012
Repurchased	(1,650,164)	(19,306,642)	(198,729)	(2,356,505)	(116,794)	(1,465,398)
Net increase	323,295	$3,658,662	451,053	$5,375,163	2,253,516	$29,079,086
Class C shares[2]
Sold	293,135	$3,399,642	78,063	$927,513	505,013	$6,452,029
Distributions reinvested	937	11,151	—	—	533	6,240
Repurchased	(182,760)	(2,107,632)	(37,985)	(440,911)	(29,183)	(357,841)
Net increase	111,312	$1,303,161	40,078	$486,602	476,363	$6,100,428
Class I shares[2]
Sold	16,195,196	$192,288,580	562,602	$6,675,353	2,540,028	$32,435,859
Distributions reinvested	32,008	380,261	—	—	133	1,560
Repurchased	(2,285,020)	(26,796,961)	(42,589)	(511,767)	(83,436)	(1,064,745)
Net increase	13,942,184	$165,871,880	520,013	$6,163,586	2,456,725	$31,372,674
Class R2 shares[2]
Sold	690,812	$8,091,782	21,854	$262,070	16,871	$218,556
Distributions reinvested	168	2,005	—	—	—	—
Repurchased	(83,587)	(955,542)	(171)	(2,031)	—	—
Net increase	607,393	$7,138,245	21,683	$260,039	16,871	$218,556
Class R4 shares[2]
Sold	—	—	—	—	10,265	$135,000
Distributions reinvested	27	308	—	—	—	—
Repurchased	(2,658)	(30,489)	—	—	—	—
Net increase (decrease)	(2,631)	($30,181)	—	—	10,265	$135,000

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		Year ended 10-31-16		Period ended 10-31-15[1]		Year ended 8-31-15
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,802,845	$43,753,933	92,574	$1,096,415	5,971,370	$73,133,725
Distributions reinvested	5,722	67,972	—	—	64,004	748,844
Repurchased	(6,076,868)	(72,721,573)	(2,779)	(33,165)	(1,027,748)	(13,552,896)
Net increase (decrease)	(2,268,301)	($28,899,668)	89,795	$1,063,250	5,007,626	$60,329,673
Class NAV shares[3]
Sold	940,286	$10,726,362	149,404	$1,792,028	7,973,000	$103,463,621
Distributions reinvested	103,604	1,229,774	—	—	—	—
Repurchased	(967,103)	(11,309,329)	(43,441)	(520,096)	(481,896)	(6,114,476)
Net increase	76,787	$646,807	105,963	$1,271,932	7,491,104	$97,349,145
Total net increase	12,790,039	$149,688,906	1,228,585	$14,620,572	17,712,470	$224,584,562

1 For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.

2 The inception date for Class A, Class C, Class I, Class R2, and Class R4 shares is 9-29-14.

3 The inception date for Class NAV shares is 4-13-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R4 on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $324,916,391 and $181,887,498, respectively, for the year ended October 31, 2016.

Note 7 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Disciplined Value International Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The financial highlights for the period December 30, 2011 (commencement of operations) through August 31, 2014, were audited by another independent registered public accounting firm, whose report dated October 29, 2014 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $11,103,729. The fund intends to pass through foreign tax credits of $644,040.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc., doing business as Boston Partners (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the

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favorable performance relative to the benchmark index and the peer group for the one-year period The Board concluded that the fund's performance has generally outperformed the historical performance of the fund's benchmark index and comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       39

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of the fund's benchmark index and comparable funds;

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       41

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       42

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc. doing business as Boston Partners

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327090	455A 10/16 12/16

John Hancock

Value Equity Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
31	Auditor's report
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
6.37
3.72
1.17
3.78
2.09
1 year
Since inception
(6/26/14)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rallied amid heightened volatility

The U.S. equity market overcame significant volatility to post moderate gains for the reporting period.

Stock selection contributed to underperformance

The fund's underperformance of its benchmark, the Russell 1000 Value Index, was driven by stock selection, primarily in the consumer discretionary sector.

Technology and energy aided results

Stock selection in the information technology and energy sectors contributed positively to relative results.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

Large company stocks could fall out of favor and the stock prices of small and midsize companies may be more volatile and less liquid than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investing in foreign securities may entail the risk of currency fluctuations or heightened economic and political instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC

Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

Can you discuss the market environment over the 12 months ended October 31, 2016?

Volatility reigned in the U.S. equity market over the past year. After a quiet end to 2015, stocks fell sharply in early 2016 in response to slowing economic growth in China and declining energy prices. However, the market reversed course quickly, bottoming in mid-February and rebounding over the ensuing several months amid greater stability in the Chinese economy and a recovery in commodity prices.

Stocks remained choppy over the remainder of the period as global events confounded expectations. Slowing global economic growth, uncertainty surrounding U.S. Federal Reserve interest-rate policy, a polarizing U.S. presidential election, and an affirmative vote for Brexit— the U.K. referendum to leave the European Union—contributed to heightened stock market volatility.

Overall, the broad S&P 500 Index returned 4.51% for the period, while the fund's benchmark, the Russell 1000 Value Index, returned 6.37%. Value stocks outperformed the broader market as investors flocked to stocks with relatively high dividend yields, many of which reside in sectors of the market that are traditionally defensive, such as utilities, telecommunication services, consumer staples, and real estate.

In this environment, how did the fund perform relative to its benchmark?

The fund posted a positive return but lagged the performance of its benchmark. Dividends are an important component of our value-oriented investment process, but it's not simply about a high current dividend yield. We look for dividend growth well above that of the overall market, supported by above-average earnings growth. The defensive sectors we mentioned previously have relatively high current dividend yields, but many of the stocks in these sectors offer little in the way of earnings growth and are trading at historically high valuations. As a result, the fund had limited exposure to these sectors of the market, which contributed to its underperformance compared with the benchmark. The outperformance of stocks with relatively high valuations (as measured by the price-to-earnings ratio) was a broad market trend during the reporting period and served as another headwind for our investment approach.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       4

"Stock selection in the consumer discretionary sector detracted the most from relative results."

Can you talk about some of the most significant individual detractors in the portfolio?

Stock selection in the consumer discretionary sector detracted the most from relative results. Within the sector, the most significant detractors were cruise ship operators Royal Caribbean Cruises, Ltd., Norwegian Cruise Line Holdings, Ltd., and Carnival Corp. All three stocks fell because of higher oil prices—fuel is a major cost center for cruise ships—and fears of reduced profitability in China as cruise lines shift from seasonal to year-round itineraries. However, profitability in China remains robust and should be additive to earnings. Furthermore, other areas of the world have excellent pricing conditions, which we expect to drive higher earnings and returns on capital for all three cruise companies. In an environment of strong pricing, slowing global capacity growth, and increasing free cash flow to shareholders, we expect to see higher valuations for these stocks.

Another meaningful detractor was an out-of-benchmark investment in apparel maker Hanesbrands, Inc. The company failed to meet earnings expectations twice during the reporting period in a difficult retail and apparel environment. Nonetheless, the company's underlying fundamentals remained strong, and Hanesbrands made several beneficial acquisitions while returning capital to shareholders in the form of share buybacks and a growing dividend.

Outside of the consumer discretionary sector, the largest detractor was generic pharmaceutical firm Teva Pharmaceutical Industries, Ltd. Teva is the largest generic pharmaceutical manufacturer in the world, and the company has also produced branded medications of its own, most notably multiple sclerosis drug COPAXONE. However, Teva has struggled with poor near-term profitability, management turnover, and the loss of patent protection on COPAXONE, its largest operating profit contributor. The company has taken steps to slow the drug's generic erosion, and its recent acquisition of Allergan's generic drug unit should strengthen its global market position in generics.

COUNTRY COMPOSITION AS OF 10/31/16 (%)

United States	89.5
United Kingdom	3.9
Ireland	3.4
Israel	1.2
France	1.0
Germany	1.0
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       5

"We look for dividend growth well above that of the overall market, supported by above-average earnings growth."

What holdings aided performance versus the benchmark?

Stock selection added the most value in the information technology and energy sectors. The leading contributor in the energy sector was Fairmount Santrol Holdings, Inc., a major supplier of sand for the hydraulic fracturing of oil and gas wells. The stock rallied sharply over the last half of the reporting period as oil and gas prices rebounded and the company opened a new lower-cost production facility. The new sand mine facility will have nine million tons of annual capacity, allowing Fairmount to close all but one of its other facilities. The company is poised to benefit from additional market share growth and an expected increase in domestic drilling activity.

In the information technology sector, one of the top contributors was semiconductor manufacturer Fairchild Semiconductor International, Inc. The stock rallied sharply in late 2015 after the company agreed to be acquired by competitor ON Semiconductor Corp. Shortly thereafter, we sold the stock from the portfolio.

Another semiconductor manufacturer that was among the strongest contributors to fund performance was Microchip Technology, Inc. The company reported better-than-expected earnings and raised its full-year earnings projections. Microchip also increased earnings targets from its recent acquisition of competitor Atmel Corp. after only one full quarter as a combined company—a good sign that longer-term estimates are too conservative. Microchip's management team has a successful track record of integrating acquired companies, and the stock remains attractively valued.

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Citigroup, Inc.	2.2
JPMorgan Chase & Co.	2.1
Capital One Financial Corp.	2.0
Hess Corp.	1.8
Carnival Corp.	1.8
Spirit AeroSystems Holdings, Inc., Class A	1.7
Altria Group, Inc.	1.7
CRH PLC, ADR	1.7
QUALCOMM, Inc.	1.7
Chevron Corp.	1.6
TOTAL	18.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       6

What changes did you make to the portfolio during the period?

Given the high level of market volatility over the past 12 months, we were able to take advantage of opportunities to add new stocks to the portfolio at very attractive valuations. The most significant new additions included consumer electronics maker Apple, Inc., energy producer Hess Corp., multinational conglomerate Berkshire Hathaway, Inc., pharmacy benefit manager Express Scripts Holding Company, and specialty chemicals producer LyondellBasell Industries NV.

We also eliminated a number of portfolio holdings during the period. In addition to Fairchild Semiconductor, noteworthy sales included auto parts maker Delphi Automotive PLC, regional bank People's United Financial, Inc., power systems maker Rolls-Royce Holdings PLC, and semiconductor manufacturer Intel Corp.

The resulting portfolio has been constructed with a significant dividend yield advantage over the broad equity market and an emphasis on attractively valued stocks with improving fundamentals.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-3.85	-0.13	-0.30
Class C	-0.55	1.37	3.26
Class I2	1.38	2.38	5.67
Class R6[2]	1.64	2.64	6.32
Class NAV[2]	1.64	2.63	6.30
Index†	6.37	3.78	9.12

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.31	2.01	0.99	0.90	0.89
Net (%)	1.13	1.83	0.81	0.71	0.71

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-26-14	10,326	10,326	10,912
Class I2	6-26-14	10,567	10,567	10,912
Class R6[2]	6-26-14	10,632	10,632	10,912
Class NAV[2]	6-26-14	10,630	10,630	10,912

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-26-14.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,028.00	$5.86	1.15%
Class C	1,000.00	1,024.10	9.41	1.85%
Class I	1,000.00	1,029.00	4.28	0.84%
Class R6	1,000.00	1,031.00	3.68	0.72%
Class NAV	1,000.00	1,030.00	3.67	0.72%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.84	1.15%
Class C	1,000.00	1,015.80	9.37	1.85%
Class I	1,000.00	1,020.90	4.27	0.84%
Class R6	1,000.00	1,021.50	3.66	0.72%
Class NAV	1,000.00	1,021.50	3.66	0.72%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 99.1%		$399,005,954
(Cost $383,909,600)
Consumer discretionary 9.2%		36,855,537
Auto components 0.2%
Adient PLC (I)	16,343	743,771
Hotels, restaurants and leisure 5.6%
Carnival Corp.	148,200	7,276,620
Norwegian Cruise Line Holdings, Ltd. (I)	157,900	6,137,573
Royal Caribbean Cruises, Ltd.	80,400	6,180,348
SeaWorld Entertainment, Inc. (L)	206,200	2,888,862
Household durables 0.9%
NVR, Inc. (I)	2,350	3,579,050
Media 1.1%
Twenty-First Century Fox, Inc., Class A	167,900	4,410,733
Textiles, apparel and luxury goods 1.4%
Hanesbrands, Inc.	219,400	5,638,580
Consumer staples 7.0%		28,067,967
Beverages 1.3%
Coca-Cola European Partners PLC	137,500	5,285,500
Food and staples retailing 1.2%
CVS Health Corp.	57,600	4,844,160
Tobacco 4.5%
Altria Group, Inc.	104,600	6,916,152
Philip Morris International, Inc.	53,700	5,178,828
Reynolds American, Inc.	106,088	5,843,327
Energy 10.9%		44,046,808
Energy equipment and services 0.8%
Fairmount Santrol Holdings, Inc. (I)	401,600	3,449,744
Oil, gas and consumable fuels 10.1%
BP PLC, ADR	184,100	6,544,755
Chevron Corp.	63,300	6,630,675
ConocoPhillips	132,400	5,752,780
Hess Corp.	152,400	7,310,628
Marathon Petroleum Corp.	50,500	2,201,295
Occidental Petroleum Corp.	85,600	6,241,096
Phillips 66	72,900	5,915,835
Financials 26.8%		108,030,081
Banks 10.0%
Bank of America Corp.	394,700	6,512,550
Citigroup, Inc.	183,800	9,033,770

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
Fifth Third Bancorp	98,900	$2,152,064
JPMorgan Chase & Co.	122,500	8,484,350
KeyCorp	164,600	2,324,152
The PNC Financial Services Group, Inc.	56,400	5,391,840
Wells Fargo & Company	135,600	6,238,956
Capital markets 3.7%
Ameriprise Financial, Inc.	47,900	4,233,881
E*TRADE Financial Corp. (I)	174,300	4,908,288
State Street Corp.	83,200	5,841,472
Consumer finance 6.8%
American Express Company	94,800	6,296,616
Capital One Financial Corp.	108,600	8,040,744
Discover Financial Services	89,900	5,064,067
Navient Corp.	349,600	4,467,888
SLM Corp. (I)	530,300	3,738,615
Diversified financial services 1.4%
Berkshire Hathaway, Inc., Class B (I)	39,600	5,714,280
Insurance 3.5%
American International Group, Inc.	91,000	5,614,700
FNF Group	125,200	4,495,932
Willis Towers Watson PLC	30,600	3,852,540
Thrifts and mortgage finance 1.4%
New York Community Bancorp, Inc.	391,600	5,623,376
Health care 14.1%		56,804,922
Health care equipment and supplies 1.6%
Medtronic PLC	77,700	6,372,954
Health care providers and services 5.9%
Anthem, Inc.	32,200	3,923,892
Cardinal Health, Inc.	47,900	3,290,251
Cigna Corp.	39,800	4,729,434
Express Scripts Holding Company (I)	81,800	5,513,320
UnitedHealth Group, Inc.	46,100	6,515,313
Pharmaceuticals 6.6%
Bayer AG, ADR	38,800	3,849,542
Johnson & Johnson	35,026	4,062,666
Merck & Company, Inc.	71,400	4,192,608
Pfizer, Inc.	174,800	5,542,908
Sanofi, ADR	104,600	4,067,894
Teva Pharmaceutical Industries, Ltd., ADR	111,000	4,744,140

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       13

	Shares	Value
Industrials 14.3%		$57,682,615
Aerospace and defense 5.4%
General Dynamics Corp.	24,100	3,632,834
Raytheon Company	36,400	4,972,604
Spirit AeroSystems Holdings, Inc., Class A (I)	138,200	6,959,752
United Technologies Corp.	60,810	6,214,782
Building products 3.0%
Johnson Controls International PLC	163,432	6,589,578
Owens Corning	111,400	5,434,092
Construction and engineering 0.7%
KBR, Inc.	189,800	2,810,938
Electrical equipment 0.5%
Eaton Corp. PLC	32,100	2,047,017
Industrial conglomerates 0.9%
Honeywell International, Inc.	34,200	3,751,056
Machinery 2.6%
Deere & Company	45,500	4,017,650
Stanley Black & Decker, Inc.	55,500	6,318,120
Professional services 1.2%
Nielsen Holdings PLC	109,600	4,934,192
Information technology 8.6%		34,590,929
Semiconductors and semiconductor equipment 4.4%
Microchip Technology, Inc.	97,000	5,873,350
QUALCOMM, Inc.	96,961	6,663,160
Texas Instruments, Inc.	69,300	4,909,905
Versum Materials, Inc. (I)	22,200	503,940
Software 2.7%
Microsoft Corp.	93,200	5,584,544
Oracle Corp.	133,800	5,140,596
Technology hardware, storage and peripherals 1.5%
Apple, Inc.	52,100	5,915,434
Materials 7.1%		28,391,265
Chemicals 5.4%
AdvanSix, Inc. (I)	1,368	21,833
Air Products & Chemicals, Inc.	44,400	5,923,848
Celanese Corp., Series A	61,900	4,513,748
FMC Corp.	129,400	6,067,566
LyondellBasell Industries NV, Class A	64,200	5,107,110
Construction materials 1.7%
CRH PLC, ADR	209,200	6,757,160

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       14

			Shares	Value
Telecommunication services 1.1%				$4,535,830
Diversified telecommunication services 1.1%
Verizon Communications, Inc.			94,300	4,535,830
	Yield (%)		Shares	Value
Securities lending collateral 0.7%				$2,691,576
(Cost $2,691,078)
John Hancock Collateral Trust (W)	0.6357(Y	)	268,956	2,691,576
Short-term investments 0.9%				$3,836,772
(Cost $3,836,772)
Money market funds 0.9%				3,836,772
State Street Institutional Treasury Money Market Fund, Premier Class	0.2163(Y	)	3,836,772	3,836,772
Total investments (Cost $390,437,450)† 100.7%				$405,534,302
Other assets and liabilities, net (0.7%)				($2,801,864)
Total net assets 100.0%				$402,732,438

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $390,472,466. Net unrealized appreciation aggregated to $15,061,836, of which $37,639,513 related to appreciated investment securities and $22,577,677 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Unaffiliated investments, at value (Cost $387,746,372) including $2,632,122 of securities loaned	$402,842,726
Affiliated investments, at value (Cost $2,691,078)	2,691,576
Total investments, at value (Cost $390,437,450)	405,534,302
Receivable for fund shares sold	1,818
Dividends and interest receivable	1,221,828
Receivable for securities lending income	2,938
Receivable due from advisor	6,464
Other receivables and prepaid expenses	22,692
Total assets	406,790,042
Liabilities
Payable for investments purchased	1,286,813
Payable upon return of securities loaned	2,693,205
Payable to affiliates
Accounting and legal services fees	20,709
Transfer agent fees	211
Trustees' fees	77
Other liabilities and accrued expenses	56,589
Total liabilities	4,057,604
Net assets	$402,732,438
Net assets consist of
Paid-in capital	$387,601,192
Undistributed net investment income	6,578,637
Accumulated net realized gain (loss) on investments	(6,544,243)
Net unrealized appreciation (depreciation) on investments	15,096,852
Net assets	$402,732,438

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($874,651 ÷ 85,142 shares)[1]	$10.27
Class C ($240,107 ÷ 23,510 shares)[1]	$10.21
Class I ($937,200 ÷ 91,058 shares)	$10.29
Class R6 ($103,071 ÷ 10,000 shares)	$10.31
Class NAV ($400,577,409 ÷ 38,858,907 shares)	$10.31
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.81

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       16

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$11,002,094
Securities lending	44,974
Interest	5,751
Less foreign taxes withheld	(49,370)
Total investment income	11,003,449
Expenses
Investment management fees	3,149,149
Distribution and service fees	4,827
Accounting and legal services fees	81,454
Transfer agent fees	1,888
Trustees' fees	6,156
State registration fees	59,588
Printing and postage	24,314
Professional fees	61,831
Custodian fees	46,150
Registration and filing fees	3,165
Other	11,607
Total expenses	3,450,129
Less expense reductions	(492,173)
Net expenses	2,957,956
Net investment income	8,045,493
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(6,516,936)
Affiliated investments	(190)
(6,517,126)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	4,950,561
Affiliated investments	407
4,950,968
Net realized and unrealized loss	(1,566,158)
Increase in net assets from operations	$6,479,335

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$8,045,493	$5,920,542
Net realized gain (loss)	(6,517,126)	3,868,301
Change in net unrealized appreciation (depreciation)	4,950,968	8,582,953
Increase in net assets resulting from operations	6,479,335	18,371,796
Distributions to shareholders
From net investment income
Class A	(7,754)	(1,280)
Class C	(876)	(101)
Class I	(1,337)	(601)
Class R6	(1,603)	(753)
Class NAV	(6,137,636)	(3,171,550)
From net realized gain
Class A	(5,599)	—
Class C	(2,177)	—
Class I	(745)	—
Class R6	(745)	—
Class NAV	(2,851,901)	—
Total distributions	(9,010,373)	(3,174,285)
From fund share transactions	1,512,754	(51,418,858)
Total decrease	(1,018,284)	(36,221,347)
Net assets
Beginning of year	403,750,722	439,972,069
End of year	$402,732,438	$403,750,722
Undistributed net investment income	$6,578,637	$4,683,204

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       18

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.33	$10.04	$10.00
Net investment income[2]	0.16	0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.05)	0.26	0.02
Total from investment operations	0.11	0.34	0.04
Less distributions
From net investment income	(0.10)	(0.05)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.17)	(0.05)	—
Net asset value, end of period	$10.27	$10.33	$10.04
Total return (%)[3,4]	1.17	3.36	0.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	2.86	12.48	[7]
Expenses including reductions	1.17	1.42	1.45	[7]
Net investment income	1.64	0.78	0.54	[7]
Portfolio turnover (%)	27	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       19

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.27	$10.01	$10.00
Net investment income[2]	0.09	0.01	—	[3]
Net realized and unrealized gain (loss) on investments	(0.05)	0.26	0.01
Total from investment operations	0.04	0.27	0.01
Less distributions
From net investment income	(0.03)	(0.01)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.10)	(0.01)	—
Net asset value, end of period	$10.21	$10.27	$10.01
Total return (%)[4,5]	0.45	2.70	0.10	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	5.43	18.19	[8]
Expenses including reductions	1.88	2.12	2.15	[8]
Net investment income (loss)	0.92	0.09	(0.03	) [8]
Portfolio turnover (%)	27	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       20

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.36	$10.04	$10.00
Net investment income[2]	0.22	0.11	0.03
Net realized and unrealized gain (loss) on investments	(0.09)	0.27	0.01
Total from investment operations	0.13	0.38	0.04
Less distributions
From net investment income	(0.13)	(0.06)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.20)	(0.06)	—
Net asset value, end of period	$10.29	$10.36	$10.04
Total return (%)[3]	1.38	3.82	0.40	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	6.77	18.75	[6]
Expenses including reductions	0.84	1.13	1.15	[6]
Net investment income	2.18	1.08	0.98	[6]
Portfolio turnover (%)	27	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       21

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.38	$10.05	$10.00
Net investment income[2]	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.04)	0.27	0.01
Total from investment operations	0.16	0.41	0.05
Less distributions
From net investment income	(0.16)	(0.08)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.23)	(0.08)	—
Net asset value, end of period	$10.31	$10.38	$10.05
Total return (%)[3]	1.64	4.08	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	7.69	18.64	[6]
Expenses including reductions	0.75	0.84	0.85	[6]
Net investment income	2.05	1.39	1.27	[6]
Portfolio turnover (%)	27	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       22

Class NAV Shares Period ended	10-31-16	10-31-15	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.38	$10.05	$10.00
Net investment income[2]	0.20	0.14	0.04
Net realized and unrealized gain (loss) on investments	(0.04)	0.26	0.01
Total from investment operations	0.16	0.40	0.05
Less distributions
From net investment income	(0.16)	(0.07)	—
From net realized gain	(0.07)	—	—
Total distributions	(0.23)	(0.07)	—
Net asset value, end of period	$10.31	$10.38	$10.05
Total return (%)[3]	1.64	4.06	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$401	$403	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.86	[5]
Expenses including reductions	0.75	0.84	0.86	[5]
Net investment income	2.05	1.39	1.28	[5]
Portfolio turnover (%)	27	19	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       24

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2016, the fund loaned common stocks valued at $2,632,122 and received $2,693,205 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       25

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2016 were $2,495.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a long-term capital loss carryforward of $6,509,227 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$9,010,373	$3,174,285

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $6,578,637 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       26

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

Prior to July 1, 2016, the Advisor had contractually agreed to limit the maximum annual management fee to 0.71% of the fund's average daily net assets. Effective July 1, 2016, the advisor has contractually agreed to limit the maximum annual management fee of 0.66% of the fund's average daily net assets. The advisor also contractually agrees to reduce its management fee for the fund in an amount equal to the amount by which "Other expenses" of the fund exceed 0.04% (on an annualized basis) of the fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. Each of these agreements expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class A, Class C and Class I shares exceed 1.45%, 2.15% and 1.15%, respectively, of average net assets (on an annualized basis) attributable to each class (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Class Expense Limitation expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2016, the expense reductions amounted to the following:

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       27

Class	Expense reduction	Class	Expense reduction
Class A	$976	Class R6	$142
Class C	317	Class NAV	489,961
Class I	777	Total	$492,173

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,480 for the year ended October 31, 2016. Of this amount, $593 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,887 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $0 and $306 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       28

Class	Distribution and service fees	Transfer agent fees
Class A	$2,253	$941
Class C	2,574	322
Class I	—	608
Class R6	—	17
Class NAV	—	—
Total	$4,827	$1,888

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$1,511,440	3	0.715%	$30

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	83,082	$831,010	55,772	$582,306
Distributions reinvested	1,151	11,576	85	834
Repurchased	(57,490)	(562,374)	(24,119)	(247,857)
Net increase	26,743	$280,212	31,738	$335,283
Class C shares
Sold	16,413	$163,183	21,972	$223,309
Distributions reinvested	200	2,009	—	5
Repurchased	(20,889)	(200,447)	(4,776)	(46,359)
Net increase (decrease)	(4,276)	($35,255)	17,196	$176,955
Class I shares
Sold	133,032	$1,336,168	6,468	$62,535
Repurchased	(51,974)	(490,808)	(6,468)	(62,535)
Net increase	81,058	$845,360	—	—
Class NAV shares
Sold	3,310,351	$33,133,222	395,643	$3,983,941
Distributions reinvested	893,592	8,989,537	324,289	3,171,550
Repurchased	(4,120,922)	(41,700,322)	(5,644,949)	(59,086,587)
Net increase (decrease)	83,021	$422,437	(4,925,017)	($51,931,096)
Total net increase (decrease)	186,546	$1,512,754	(4,876,083)	($51,418,858)

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       29

There were no fund share transactions for Class R6 for the years ended October 31, 2016 and October 31, 2015.

Affiliates of the fund owned 11%, 100% and 100% of shares of beneficial interest of Class I, Class R6 and Class NAV shares, respectively, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $112,146,840 and $107,356,154, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016 funds within the John Hancock group of funds complex held 99.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	41.5%
John Hancock Funds II Lifestyle Balanced Portfolio	30.1%
John Hancock Funds II Lifestyle Aggressive Portfolio	12.8%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Value Equity Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Barrow, Hanley, Mewhinney & Strauss, LLC (the Subadvisor), for John Hancock Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the

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favorable performance relative to the benchmark index and the peer group for the one-year period. The Board concluded that the fund's performance has generally outperformed the historical performance of the fund's benchmark index and comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally outperformed the historical performance of the fund's benchmark index and comparable funds;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK VALUE EQUITY FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327105	454A 10/16 12/16

John Hancock

Emerging Markets Equity Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

Investors in most international equities generally experienced gains over the past 12 months, as fears over slowing global growth dissipated and commodity prices rebounded. Emerging markets delivered the most robust returns, while China's economy and equity markets stabilized after a period of heightened volatility. Although Brexit initially triggered a sharp decline in global equities, investor sentiment improved as the summer progressed, thanks to the U.K. government's intraparty leadership transition and the Bank of England's cut of its benchmark interest rate. In Japan, however, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the task U.S. President-elect Donald J. Trump will face in uniting a fractured electorate and reigniting growth in a lethargic economy, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going as we finish out 2016, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

TOTAL RETURNS AS OF 10/31/16 (%)

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A strong backdrop

Emerging-market equities benefited from rising commodity prices and supportive monetary and fiscal policies across emerging and developed nations alike.

Strength from fundamentally weaker stocks

Across emerging markets, economically sensitive companies with stressed balance sheets and challenged business models were in favor.

Bias toward quality led to underperformance

The fund's underperformance relative to the benchmark, the MSCI Emerging Markets Index, stemmed from our bias toward high-quality emerging-markets stocks, which lagged their low-priced, financially weaker counterparts.

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in foreign securities listed and traded on a foreign stock exchange are subject to additional risks that may affect the performance of the fund. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the U.S. and global financial markets have resulted, and may continue to result, in an unusually high degree of volatility. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Langridge, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Kathryn Langridge
Portfolio Manager
John Hancock Asset Management

How did the markets and the fund perform for the 12-month reporting period ended October 31, 2016?

Emerging markets equities enjoyed strong results throughout most of the period, especially in the 2016 calendar year, reflecting improved commodity pricing as well as supportive monetary and fiscal policies across both emerging and developed nations. Against this backdrop, the fund's Class A shares returned 3.34% (excluding sales charges) for the 12-month timeframe, significantly lagging the results of the benchmark MSCI Emerging Markets Index, which gained 9.67% for the same period.

The fund's underperformance largely stemmed from the type of rally seen across emerging markets, where companies with stressed balance sheets and challenged business models were in favor. As the global economy and emerging-market economies have stabilized, a growing number of highly economically sensitive companies that, a year or two ago, battled to survive, are now showing signs of life. This situation has been a poor fit for our investment process, which focuses on quality-growth companies and not the low-priced, fundamentally weaker stocks most rewarded by the market this period.

Although the reduced likelihood of bankruptcy across a number of industries and countries is clearly welcome, we see little to suggest that many of the highly leveraged, commodity-oriented companies that have been leading the market will be able to sustain high levels of profitability. Instead, we believe that as profitability among emerging markets becomes more entrenched, our focus on well-managed emerging-market growth companies should once again yield good long-term results.

Would you please remind shareholders of your investment approach?

We buy and sell stocks on a security-by-security, or bottom-up, basis while also considering the fundamentals of the individual countries in which potential investments reside. Ultimately, we are searching for high-return, best-in-class businesses, and our objective is to invest in emerging-market companies offering the potential for sustainable quality growth at a reasonable price.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       4

Relative to the benchmark, which individual stocks most detracted from the fund's results?

Our biggest individual detractor was Hotel Shilla Company, Ltd., a Korean operator of duty-free shops and hotels. Shares of Hotel Shilla fell as the market worried about the prospect of a decline in Chinese tourism brought about by geopolitical tensions between China and the U.S. surrounding the latter's sale of a missile defense system to South Korea. In our view, however, Hotel Shilla maintains a dominant competitive position in its market, and we do not expect Chinese tourists to tire of Korea as a travel and shopping destination.

A number of the fund's leading detractors were Chinese stocks hampered by concerns about slowing growth in that country. Huadian Fuxin Energy Corp., Ltd. saw its shares fall, reflecting investors' fears of declining pricing power at this operator of alternative energy facilities. Other individual detractors in China included insurance and financial services company Ping An Insurance Group Company of China, Ltd.; online retailer Vipshop Holdings, Ltd.; HollySys Automation Technologies, Ltd., a provider of automation products to industrial and transportation customers; and Zhuzhou CSR Times Electric Company, Ltd., a maker of railway electrical systems whose shares were weighed down by the market's concern about the company's future business prospects. We sold the fund's Zhuzhou stake in light of the potential for weaker growth in China's rail sector.

Elsewhere, South African companies Mondi PLC, an international packaging and paper producer, and insurance provider Discovery, Ltd. struggled in response to economic and political challenges in South Africa. We sold the fund's stake in Discovery but maintained and even added to our holding in Mondi, as we continued to like the company's strong international business, which has been enhanced by currency movements.

SECTOR COMPOSITION AS OF 10/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       5

Another notable detractor was Luxoft Holding, Inc., a global software services provider with a skilled Eastern European labor force. Luxoft shares struggled as investors became concerned about spending cutbacks at several of the company's large financial-industry clients. In our view, however, these concerns were likely overstated, and we added to the fund's position in Luxoft.

Which stocks contributed to the fund's results?

Brazilian stocks added value, as an improved political backdrop in that market boosted investor sentiment. Shares of drugstore chain and fund holding Raia Drogasil SA more than doubled during the 12 months, as the company continued to see strong financial performance and benefit from its favorable market position. As the stock's valuation rose, we sold the fund's position, reinvesting the proceeds in other stocks providing what we saw as more upside.

Brazilian bank Itau Unibanco Holding SA responded to a more optimistic economic backdrop for investors and the country's central bank's willingness to cut interest rates for the first time in several years. Brazilian brewing company Ambev SA also turned in strong results.

Other contributors this period included Indian auto manufacturer Tata Motors Ltd., Peruvian financial services company CrediCorp, Ltd., and South African media company Naspers, Ltd.

Did you make any shifts to the portfolio during the period?

Throughout the period, we were finding more opportunities among economically sensitive stocks over their less-cyclical consumer staples counterparts, as we thought they provided increasingly attractive opportunities as the global economy stabilized. This led us to move to a relatively neutral stance in both categories of stocks as compared to 12 months ago, when the resilience of consumer staples stocks was favored in a low-growth environment.

How was the fund positioned at the end of the period?

Emerging markets equities finished the 12 months well above their intraperiod lows. Although a

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Naspers, Ltd., N Shares	4.6
Samsung Electronics Company, Ltd.	4.2
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	3.2
Baidu, Inc., ADR	3.1
Alibaba Group Holding, Ltd., ADR	2.9
CNOOC, Ltd.	2.9
China Mobile, Ltd.	2.8
Ping An Insurance Group Company of China, Ltd., H Shares	2.5
AIA Group, Ltd.	2.4
Sberbank of Russia PJSC, ADR	2.0
TOTAL	30.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       6

market correction would not be surprising after such strong performance, we continue to see emerging-market stocks as potentially able to achieve further strong results in relative, if not absolute, terms. Our optimism is based on stabilizing growth and improving profitability and returns on equity across multiple markets.

There are, as ever, a number of variables that complicate our generally positive outlook, especially the role played by political risks. Ironically, these risks center on the developed world rather than within emerging markets. For example, the transition to President-Elect Donald J. Trump carries potential implications for the dollar and geopolitics, as well as for protectionism, tariffs, and trade. Even the apparent certainty of Brexit has created uncertainty as to how it will influence European economies and their interaction with the wider world. Finally, possible U.S. Federal Reserve action in the next few months to normalize interest rates will be important in determining whether a rangebound U.S. dollar will continue to support the emerging markets asset class.

We are hopeful that these moving targets will provide us with attractive buying opportunities to add to our positions in the types of high-quality, high return-on-equity, high free-cash-flow growth companies that our strategy is focused on.

MANAGED BY

Kathryn Langridge On the fund since inception Investing since 1985

TOP 10 COUNTRIES AS OF 10/31/16 (%)

China	21.8
India	12.2
South Korea	11.0
Brazil	10.4
Taiwan	8.7
Hong Kong	7.4
South Africa	5.6
Mexico	5.1
Russia	4.5
Indonesia	4.2
TOTAL	90.9
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Kathryn Langridge, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-1.80	-8.69	-11.78
Class C	1.56	-5.87	-8.00
Class I2	3.53	-5.00	-6.82
Class R2[2]	3.45	-5.13	-7.00
Class R4[2]	3.59	-5.04	-6.87
Class R6[2]	3.69	-4.90	-6.68
Class NAV[2]	3.65	-4.92	-6.72
Index†	9.67	-2.00	-2.74

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.65	2.35	1.34	1.75	1.60	1.25	1.23
Net (%)	1.53	2.23	1.28	1.63	1.38	1.23	1.23

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	6-16-15	9,200	9,200	9,726
Class I2	6-16-15	9,318	9,318	9,726
Class R2[2]	6-16-15	9,300	9,300	9,726
Class R4[2]	6-16-15	9,313	9,313	9,726
Class R6[2]	6-16-15	9,332	9,332	9,726
Class NAV[2]	6-16-15	9,328	9,328	9,726

The MSCI Emerging Markets Index (gross of foreign withholding tax on dividends) is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-16-15.
2	For certain type of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,067.80	$7.80	1.50%
Class C	1,000.00	1,063.60	11.36	2.19%
Class I	1,000.00	1,068.90	6.50	1.25%
Class R2	1,000.00	1,069.00	7.23	1.39%
Class R4	1,000.00	1,068.90	6.66	1.28%
Class R6	1,000.00	1,070.00	5.83	1.12%
Class NAV	1,000.00	1,070.00	5.88	1.13%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.60	$7.61	1.50%
Class C	1,000.00	1,014.10	11.09	2.19%
Class I	1,000.00	1,018.90	6.34	1.25%
Class R2	1,000.00	1,018.10	7.05	1.39%
Class R4	1,000.00	1,018.70	6.50	1.28%
Class R6	1,000.00	1,019.50	5.69	1.12%
Class NAV	1,000.00	1,019.50	5.74	1.13%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

[1] Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 92.5%		$795,176,405
(Cost $752,221,077)
Argentina 0.7%		6,315,046
Banco Macro SA, ADR	82,842	6,315,046
Brazil 9.0%		77,140,036
Ambev SA, ADR	1,832,409	10,811,213
BM&F Bovespa SA	1,653,600	9,739,248
CCR SA	1,551,800	8,434,753
Klabin SA	1,722,100	8,874,857
Kroton Educacional SA	1,870,000	9,314,850
Odontoprev SA	2,589,900	9,736,466
Ultrapar Participacoes SA	415,300	9,410,604
WEG SA	1,962,000	10,818,045
China 21.8%		187,166,852
3SBio, Inc. (I)(S)	7,714,500	7,698,476
Alibaba Group Holding, Ltd., ADR (I)	244,765	24,890,153
Anhui Conch Cement Company, Ltd., H Shares	3,228,500	8,923,307
Baidu, Inc., ADR (I)	152,272	26,930,826
Bank of China, Ltd., H Shares	18,100,000	8,110,963
Beijing Capital International Airport Company, Ltd., H Shares	9,504,000	9,946,663
China Merchants Bank Company, Ltd., H Shares	3,276,000	7,966,411
CNOOC, Ltd.	19,544,000	24,591,713
Dali Foods Group Company, Ltd. (S)	18,477,000	9,615,752
HollySys Automation Technologies, Ltd., ADR	555,340	11,056,819
Huadian Fuxin Energy Corp., Ltd., H Shares	26,822,000	6,211,005
Ping An Insurance Group Company of China, Ltd., H Shares	4,058,000	21,359,363
Tencent Holdings, Ltd.	551,500	14,616,039
Vipshop Holdings, Ltd., ADR (I)	384,006	5,249,362
Hong Kong 7.4%		63,340,722
AIA Group, Ltd.	3,276,400	20,611,857
China Mobile, Ltd.	2,096,000	24,012,603
Dah Sing Banking Group, Ltd.	5,219,600	9,426,474
Hong Kong Exchanges & Clearing, Ltd.	351,400	9,289,788
India 12.2%		104,561,298
HDFC Bank, Ltd.	402,480	9,007,974
Housing Development Finance Corp., Ltd.	668,616	13,913,472
ICICI Bank, Ltd.	2,414,733	10,049,368
ICICI Bank, Ltd., ADR	415,507	3,444,553
Infosys, Ltd.	622,394	9,283,750
Reliance Industries, Ltd.	939,212	14,848,806

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       12

	Shares	Value
India (continued)
Sun Pharmaceutical Industries, Ltd.	733,190	$8,169,861
Tata Motors, Ltd., ADR	375,987	14,817,648
Ultratech Cement, Ltd.	203,030	12,104,647
Vakrangee, Ltd.	2,365,656	8,921,219
Indonesia 4.2%		36,264,826
Astra International Tbk PT	13,926,200	8,786,150
Bank Rakyat Indonesia Persero Tbk PT	10,166,000	9,492,703
Matahari Department Store Tbk PT	6,852,200	9,449,609
Telekomunikasi Indonesia Persero Tbk PT	26,438,700	8,536,364
Jordan 0.6%		4,908,898
Hikma Pharmaceuticals PLC	228,870	4,908,898
Mexico 5.1%		43,787,675
Fomento Economico Mexicano SAB de CV	1,272,000	12,196,421
Gentera SAB de CV	2,117,800	4,177,111
Grupo Aeroportuario del Sureste SAB de CV, B Shares	518,975	8,261,974
Grupo Financiero Banorte SAB de CV, Series O	1,638,900	9,668,131
Infraestructura Energetica Nova SAB de CV	2,146,800	9,484,038
Peru 1.3%		10,845,017
Credicorp, Ltd.	72,942	10,845,017
Philippines 1.6%		14,019,730
Ayala Corp.	813,200	14,019,730
Russia 4.5%		38,835,362
Magnit PJSC, GDR	353,190	14,006,726
Sberbank of Russia PJSC, ADR	1,848,775	17,563,363
Yandex NV, Class A (I)	368,983	7,265,273
South Africa 5.6%		48,563,565
Mondi PLC	454,134	8,862,703
Naspers, Ltd., N Shares	237,048	39,700,862
South Korea 5.8%		49,897,248
Hotel Shilla Company, Ltd.	150,438	7,524,885
Korea Electric Power Corp.	253,265	10,956,412
LG Household & Health Care, Ltd.	15,073	10,782,300
NAVER Corp.	15,720	11,761,162
Samsung Fire & Marine Insurance Company, Ltd.	34,876	8,872,489
Switzerland 1.0%		8,751,466
Luxoft Holding, Inc. (I)	165,122	8,751,466
Taiwan 8.7%		75,290,995
Delta Electronics, Inc.	2,122,000	11,171,441
Taiwan Semiconductor Manufacturing Company, Ltd.	2,452,000	14,715,327

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       13

			Shares	Value
Taiwan (continued)
	Taiwan Semiconductor Manufacturing Company, Ltd., ADR		871,655	$27,108,471
	Uni-President Enterprises Corp.		7,192,000	13,895,289
	Win Semiconductors Corp.		3,024,840	8,400,467
Thailand 1.5%				12,691,101
	Siam Cement PCL, NVDR		888,750	12,691,101
United Kingdom 1.5%				12,796,568
	Rio Tinto PLC		367,977	12,796,568
Preferred securities 6.6%				$56,657,265
(Cost $45,381,423)
Brazil 1.4%				12,087,495
	Itau Unibanco Holding SA		1,004,773	12,087,495
South Korea 5.2%				44,569,770
	Hyundai Motor Company		101,736	8,495,734
	Samsung Electronics Company, Ltd.		31,375	36,074,036
	Yield (%)		Shares	Value
Short-term investments 1.2%				$10,291,941
(Cost $10,291,941)
Money market funds 1.2%				10,291,941
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.1986(Y	)	10,291,941	10,291,941
Total investments (Cost $807,894,441)† 100.3%				$862,125,611
Other assets and liabilities, net (0.3%)				($2,454,038)
Total net assets 100.0%				$859,671,573

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipt
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $809,913,349. Net unrealized appreciation aggregated to $52,212,262, of which $71,532,671 related to appreciated investment securities and $19,320,409 related to depreciated investment securities.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $807,894,441)	862,125,611
Foreign currency, at value (Cost $497,552)	493,949
Receivable for investments sold	2,256,457
Receivable for fund shares sold	23
Dividends and interest receivable	363,062
Other receivables and prepaid expenses	44,681
Total assets	865,283,783
Liabilities
Foreign capital gains tax payable	1,306,005
Payable for fund shares repurchased	4,127,316
Payable to affiliates
Accounting and legal services fees	45,808
Transfer agent fees	67
Trustees' fees	424
Investment management fees	5
Other liabilities and accrued expenses	132,585
Total liabilities	5,612,210
Net assets	$859,671,573
Net assets consist of
Paid-in capital	$823,273,550
Undistributed net investment income	4,626,169
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,153,483)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	52,925,337
Net assets	$859,671,573

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($400,163 ÷ 43,066 shares)[1]	$9.29
Class C ($97,924 ÷ 10,639 shares)[1]	$9.20
Class I ($106,414 ÷ 11,425 shares)	$9.31
Class R2 ($92,997 ÷ 10,000 shares)	$9.30
Class R4 ($93,108 ÷ 10,000 shares)	$9.31
Class R6 ($93,223 ÷ 10,000 shares)	$9.32
Class NAV ($858,787,744 ÷ 92,117,577 shares)	$9.32
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$9.78

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       15

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$12,805,978
Interest	18,854
Less foreign taxes withheld	(1,145,804)
Total investment income	11,679,028
Expenses
Investment management fees	6,371,586
Distribution and service fees	1,885
Accounting and legal services fees	126,725
Transfer agent fees	499
Trustees' fees	9,711
State registration fees	56,252
Printing and postage	21,838
Professional fees	81,440
Custodian fees	220,114
Registration and filing fees	134,265
Other	11,265
Total expenses	7,035,580
Less expense reductions	(45,953)
Net expenses	6,989,627
Net investment income	4,689,401
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(15,204,964)
(15,204,964)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	59,075,123 [1]
59,075,123
Net realized and unrealized gain	43,870,159
Increase in net assets from operations	$48,559,560

1	Net of $1,306,005 increase in deferred India foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Period ended 10-31-15[1]
Increase (decrease) in net assets
From operations
Net investment income	$4,689,401	$536,940
Net realized loss	(15,204,964)	(6,141,337)
Change in net unrealized appreciation (depreciation)	59,075,123	(6,149,786)
Increase (decrease) in net assets resulting from operations	48,559,560	(11,754,183)
Distributions to shareholders
From net investment income
Class I	(73)	—
Class R4	(23)	—
Class R6	(107)	—
Class NAV	(438,179)	—
Total distributions	(438,382)	—
From fund share transactions	446,042,437	377,262,141
Total increase	494,163,615	365,507,958
Net assets
Beginning of year	365,507,958	—
End of year	$859,671,573	$365,507,958
Undistributed net investment income	$4,626,169	$437,314

1	Period from 6-16-15 (commencement of operations) to 10-31-15.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       17

Financial highlights

Class A Shares Period ended	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.99		$10.00
Net investment income[2]	0.02		0.01
Net realized and unrealized gain (loss) on investments	0.28		(1.02)
Total from investment operations	0.30		(1.01)
Net asset value, end of period	$9.29		$8.99
Total return (%)[3,4]	3.34		(10.10	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.58		1.64	[7]
Expenses including reductions	1.50		1.50	[7]
Net investment income	0.24		0.44	[7]
Portfolio turnover (%)	42		17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       18

Class C Shares Period ended	10-31-16	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.97	$10.00
Net investment loss[2]	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.26	(1.02)
Total from investment operations	0.23	(1.03)
Net asset value, end of period	$9.20	$8.97
Total return (%)[3,4]	2.56	(10.30	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28	2.35	[7]
Expenses including reductions	2.20	2.20	[7]
Net investment loss	(0.36)	(0.17	) [7]
Portfolio turnover (%)	42	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       19

Class I Shares Period ended	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.00		$10.00
Net investment income[2]	0.05		0.03
Net realized and unrealized gain (loss) on investments	0.27		(1.03)
Total from investment operations	0.32		(1.00)
Less distributions
From net investment income	(0.01)		—
Net asset value, end of period	$9.31		$9.00
Total return (%)[3]	3.53		(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26		1.33	[6]
Expenses including reductions	1.25		1.25	[6]
Net investment income	0.63		0.78	[6]
Portfolio turnover (%)	42		17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       20

Class R2 Shares Period ended	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.99		$10.00
Net investment income[2]	0.04		0.02
Net realized and unrealized gain (loss) on investments	0.27		(1.03)
Total from investment operations	0.31		(1.01)
Net asset value, end of period	$9.30		$8.99
Total return (%)[3]	3.45		(10.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42		1.48	[6]
Expenses including reductions	1.41		1.48	[6]
Net investment income	0.44		0.56	[6]
Portfolio turnover (%)	42		17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       21

Class R4 Shares Period ended	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.99		$10.00
Net investment income[2]	0.05		0.02
Net realized and unrealized gain (loss) on investments	0.27		(1.03)
Total from investment operations	0.32		(1.01)
Less distributions
From net investment income	—	[3]	—
Net asset value, end of period	$9.31		$8.99
Total return (%)[4]	3.59		(10.10	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42		1.48	[7]
Expenses including reductions	1.31		1.35	[7]
Net investment income	0.54		0.68	[7]
Portfolio turnover (%)	42		17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       22

Class R6 Shares Period ended	10-31-16		10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.00		$10.00
Net investment income[2]	0.06		0.03
Net realized and unrealized gain (loss) on investments	0.27		(1.03)
Total from investment operations	0.33		(1.00)
Less distributions
From net investment income	(0.01)		—
Net asset value, end of period	$9.32		$9.00
Total return (%)[3]	3.69		(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17		1.23	[6]
Expenses including reductions	1.14		1.21	[6]
Net investment income	0.71		0.82	[6]
Portfolio turnover (%)	42		17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       23

Class NAV Shares Period ended	10-31-16	10-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.00	$10.00
Net investment income[2]	0.07	0.02
Net realized and unrealized gain (loss) on investments	0.26	(1.02)
Total from investment operations	0.33	(1.00)
Less distributions
From net investment income	(0.01)	—
Net asset value, end of period	$9.32	$9.00
Total return (%)[3]	3.65	(10.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$859	$365
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.22	[5]
Expenses including reductions	1.14	1.21	[5]
Net investment income	0.77	0.61	[5]
Portfolio turnover (%)	42	17

1	Period from 6-16-15 (commencement of operations) to 10-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including closed-end funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016, by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Argentina	$6,315,046	$6,315,046	—	—
Brazil	77,140,036	77,140,036	—	—
China	187,166,852	68,127,160	$119,039,692	—
Hong Kong	63,340,722	—	63,340,722	—
India	104,561,298	18,262,201	86,299,097	—
Indonesia	36,264,826	—	36,264,826	—
Jordan	4,908,898	—	4,908,898	—
Mexico	43,787,675	43,787,675	—	—
Peru	10,845,017	10,845,017	—	—
Philippines	14,019,730	—	14,019,730	—
Russia	38,835,362	24,828,636	14,006,726	—
South Africa	48,563,565	—	48,563,565	—
South Korea	49,897,248	—	49,897,248	—
Switzerland	8,751,466	8,751,466	—	—
Taiwan	75,290,995	27,108,471	48,182,524	—
Thailand	12,691,101	—	12,691,101	—
United Kingdom	12,796,568	—	12,796,568	—
Preferred securities	56,657,265	12,087,495	44,569,770
Short-term investments	10,291,941	10,291,941	—	—
Total investments in securities	$862,125,611	$307,545,144	$554,580,467	—

Securities with a market value of approximately $12,747,668 at the beginning of the year were transferred from Level 2 to 1 during the period since quoted prices in active markets for identical securities became available.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016, were $2,998.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the NAV of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryforward of $19,134,575 available to offset future net realized capital gains. This carryforward does not expire.

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As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended October 31, 2016 and the period ended October 31, 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$438,382	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $4,626,169 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.050% of the first $500 million of the fund's average daily net assets; (b) 1.000% of the next $500 million of the fund's average daily net assets; (c) 0.950% of the fund's average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund's average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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The Advisor has contractually agreed to waive and/or reimburse expenses for Class A, Class C, Class I, Class R2 and Class R4 shares of the fund to the extent they exceed 1.50%, 2.20%, 1.25%, 1.60% and 1.35% of the respective class's average net assets, on an annualized basis. This limit excludes taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on annualized basis. The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended October 31, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$145	Class R4	$7
Class C	65	Class R6	22
Class I	9	Class NAV	45,611
Class R2	7	Total	$45,866

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 1.03% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $87 for Class R4 shares for the year ended October 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor. During the year ended October 31, 2016, there were no up-front sale charges received by the Distributor for Class A shares.

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Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$572	$239
Class C	878	110
Class I	—	105
Class R2	217	15
Class R4	218	15
Class R6	—	15
Total	$1,885	$499

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2016 and for the period ended October 31, 2015 were as follows:

		Year ended 10-31-16		Period ended 10-31-15[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	37,446	$338,746	13,366	$129,023
Repurchased	(7,746)	(66,781)	—	—
Net increase	29,700	$271,965	13,366	$129,023
Class C shares
Sold	639	$5,600	10,000	$100,000
Net increase	639	$5,600	10,000	$100,000
Class I shares
Sold	1,425	$12,570	10,000	$100,000
Net increase	1,425	$12,570	10,000	$100,000

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		Year ended 10-31-16		Period ended 10-31-15[1]
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R4 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	52,066,839	$450,621,022	40,642,720	$377,274,271
Distributions reinvested	51,309	438,179	—	—
Repurchased	(568,909)	(5,306,899)	(74,382)	(641,153)
Net increase	51,549,239	$445,752,302	40,568,338	$376,633,118
Total net increase	51,581,003	$446,042,437	40,631,704	$377,262,141

1 Period from 6-16-15 (commencement of operations) to 10-31-15.

Affiliates of the fund owned 23%,94%,87%,100%,100%,100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $702,346,540 and $253,868,932, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016, funds within the John Hancock group of funds complex held 99.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

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Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	38.6%
John Hancock Funds II Lifestyle Balanced Portfolio	23.9%
John Hancock Funds II Lifestyle Aggressive Portfolio	17.9%

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Emerging Markets Equity Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $12,784,831. The fund intends to pass through foreign tax credits of $1,106,519.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the six-month period ended December 31, 2015. The Board also noted that the fund has a relatively short performance history. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       36

index and the peer group. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       37

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       38

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       43

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS EQUITY FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327091	456A 10/16 12/16

John Hancock

Global Focused Strategies Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

Investors in most international equities generally experienced gains over the past 12 months, as fears over slowing global growth dissipated and commodity prices rebounded. Emerging markets delivered the most robust returns, while China's economy and equity markets stabilized after a period of heightened volatility. Although Brexit initially triggered a sharp decline in global equities, investor sentiment improved as the summer progressed, thanks to the U.K. government's intraparty leadership transition and the Bank of England's cut of its benchmark interest rate. In Japan, however, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the task U.S. President-elect Donald J. Trump will face in uniting a fractured electorate and reigniting growth in a lethargic economy, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going as we finish out 2016, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Focused Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
27	Financial highlights
32	Notes to financial statements
51	Auditor's report
52	Tax information
53	Evaluation of advisory and subadvisory agreements by the Board of Trustees
58	Trustees and Officers
62	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

TOTAL RETURNS AS OF 10/31/16 (%)

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

The fund declined

The fund suffered a loss for the abbreviated period from its inception on April 13, 2016, through October 31, 2016, the date of its fiscal year end.

A majority of the fund's underlying strategies posted losses

Losses among the fund's positions were more widespread than concentrated for the period.

Short exposure to U.S. duration hurt results

The fund's short U.S. duration strategy, designed to benefit from rising U.S. interest rates, was among the detractors from performance, as was a long allocation to select global real estate securities.

PORTFOLIO ALLOCATION AS OF 10/31/16 (%)

Common stocks	36.1	Energy	1.1
Real estate	9.0	Consumer staples	1.1
Financials	5.2	Telecommunication services	0.9
Consumer discretionary	4.9	Utilities	0.8
Telecommunication services	4.4	Materials	0.7
Information technology	3.8	Industrials	0.6
Industrials	2.4	Information technology	0.5
Consumer staples	2.1	Foreign government obligations	10.1
Energy	1.3	Purchased options	0.2
Utilities	1.2	Short-term investments	38.9
Materials	1.0	Money market funds	11.7
Health care	0.8	Time deposits	8.5
Corporate bonds	14.7	U.S. Government	8.3
Financials	6.4	Certificate of deposit	8.3
Health care	1.4	Commercial paper	2.1
Consumer discretionary	1.2	TOTAL	100
As a percentage of total investments.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. The stock prices of small and midsize companies can change more frequently and dramatically than those of large companies. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Neil J. Richardson, Standard Life Investments, Standard Life Investments (Corporate Funds) Limited

Neil J. Richardson
Portfolio Manager
Standard Life Investments

How would you describe your investment philosophy and process in implementing the mandate of this new fund?

Our investment process is designed to capitalize on the broader team's macro- and micro-economic research findings across an array of asset classes around the world, with a particular emphasis on a multi-year view. We work closely with specialist colleagues in rigorously examining and reviewing new strategy proposals as they arise, and we continually revisit and test the thesis behind each existing position in the fund. The goal is to build and maintain a collection of strategies that can work well together in a number of different market environments. Implementation combines asset management and risk expertise to achieve what we view as a favorable balance of return-generation potential and resilience.

Can you tell us about the global capital market and macroeconomic environment during the abbreviated period from the fund's inception, April 13, 2016, through the close of its fiscal year, October 31, 2016?

Global equity markets enjoyed a modestly positive period due to improving U.S. economic data, accompanied by a U.S. Federal Reserve (Fed) that maintained a cautious rhetorical tone concerning the prospects of interest-rate increases. Monetary policy in the United Kingdom, Europe, Japan, and China also remained supportive.

The sudden equity market declines prompted by the results of the U.K.'s vote to leave the European Union (Brexit) were shorter in duration and less severe in magnitude than many had initially feared. Although the longer-term implications remain uncertain, the U.K. commercial real estate market demonstrated some evidence of stability in the months following the vote. European stocks increased marginally for the period, as did corporate credit.

How did the fund perform?

The fund's Class A shares, excluding sales charges, fell 4.20%, trailing the positive return of the benchmark, the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       4

"Our investment process is designed to capitalize on the broader team's macro- and micro-economic research findings across an array of asset classes around the world, with a particular emphasis on a multi-year view."

Among the fund's underlying strategies, which were the most significant detractors?

Our portfolio construction process is designed to avoid relying too much on any single position or theme.

The detractors for this period included the fund's short U.S. duration strategy, implemented with swap agreements and designed to benefit from rising interest rates. The position declined as U.S. Treasury yield increases did not materialize during the period. The Fed continued to keep the federal funds rate steady rather than raise it, which proved a hindrance to this particular strategy.

Other detractors included the fund's long allocations to select global real estate investment trusts (REITs) and to Italian small-cap equities.

The fund's long Swedish krona versus euro directional currency strategy also declined, as did the Australian versus U.S. duration relative value strategy. The fund's directional and relative value strategies are generally implemented with the aid of derivatives, which can include futures, forwards, swaps, and other instruments.

What were the top positive contributors to performance?

The most significant positive contributors to performance included the fund's Australian duration

PORTFOLIO COMPOSITION AS OF 10/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       5

"The most significant detractor was the fund's short U.S. duration strategy, designed to benefit from rising interest rates."
and European equity dividend futures strategies, as well as its long U.S. dollar versus British pound directional currency pair.

Australian government bond yields declined for the period as the country's economy continued to suffer from slowing commodity demand from China; this was favorable for the fund's Australian duration strategy.

The fund's European equity dividend futures strategy posted a gain, as many markets recovered and continued to advance following initial declines in the wake of the surprise outcome of the Brexit referendum.

Meanwhile, the British pound declined relative to many of the world's major currencies, including the U.S. dollar, and the fund's long U.S. dollar versus British pound strategy was a beneficiary.

How was the fund positioned at the close of the period?

On a risk-weighted basis, some of the fund's more sizable strategies included those with long exposure to European dividends, global REITs, U.S. investment-grade credit, and Indonesian equities. The fund's Australian versus U.S. duration relative value strategy also represented a prominent strategy at the period's close.

We expect European equities to benefit from economic growth and earnings upgrades. Lower funding costs are starting to stimulate the demand for credit, while relatively low oil prices, a weaker

COUNTRY COMPOSITION AS OF 10/31/16 (%)

United States	42.0
Germany	9.4
Indonesia	6.1
France	6.1
Italy	4.9
United Kingdom	4.1
Belgium	3.8
China	3.6
Russia	3.1
Netherlands	3.0
Other Countries	13.9
TOTAL	100.0
As a percentage of total investments.
The percentages above do not reflect country exposure gained through certain currency derivatives.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       6

euro, and accommodative monetary policy are powerful forces to revive activity. We see signs of a recovery sufficiently robust to allow companies to rebuild margins to historic levels.

In terms of directional currency exposure, the fund remained long the U.S. dollar versus the British pound. Brexit presents investors with a period of uncertainty, which has implications for the level of foreign direct investment in the United Kingdom and poses challenges both politically and economically, while the U.S. economy continues to show signs of improvement.

The fund's relative value pairings at the close of the period included European versus U.S. equity volatility and U.S. equity large-cap versus small-cap strategies.

Are there any concluding thoughts you'd like to share?

Seeking equity-like absolute returns is generally not an endeavor that can be undertaken successfully without the assumption of risk. While negative returns are almost always disappointing for any investor, they're virtually inevitable over the course of certain short periods of time. We manage the fund with a more extended time horizon in mind. The fund's investment objective is to seek long-term total return; consequently, we would encourage investors to consider results from this abbreviated reporting period in the context of a longer-term strategy.

MANAGED BY

Neil J. Richardson On the fund since inception Investing since 1985
David Sol On the fund since inception Investing since 2003

The views expressed in this report are exclusively those of Neil J. Richardson, Standard Life Investments, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Cumulative total returns (%) with maximum sales charge
Since inception[1]
Class A	-9.02
Class C	-5.55
Class I2	-4.10
Class R6[2]	-4.00
Class NAV[2]	-4.00
Index 1†	0.42

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R6*	Class NAV*
Gross (%)	2.24	2.99	1.99	1.88	1.86
Net (%)	2.00	2.75	1.75	1.62	1.62

*	Expenses have been estimated for the first year of operations of the fund's Class A, Class C, Class I, Class R6 and Class NAV shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Focused Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	4-13-16	9,445	9,540	10,042
Class I2	4-13-16	9,590	9,590	10,042
Class R6[2]	4-13-16	9,600	9,600	10,042
Class NAV[2]	4-13-16	9,600	9,600	10,042

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 4-13-16
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$969.60	$9.90	2.00%
Class C	1,000.00	965.60	13.59	2.75%
Class I	1,000.00	970.60	8.57	1.73%
Class R6	1,000.00	971.70	8.03	1.62%
Class NAV	1,000.00	971.70	8.03	1.62%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,015.00	$10.13	2.00%
Class C	1,000.00	1,011.30	13.90	2.75%
Class I	1,000.00	1,016.40	8.77	1.73%
Class R6	1,000.00	1,017.00	8.21	1.62%
Class NAV	1,000.00	1,017.00	8.21	1.62%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 36.8%		$17,391,381
(Cost $18,124,750)
Argentina 1.8%		865,667
Adecoagro SA (I)	3,266	35,926
Banco Macro SA, ADR	1,344	102,453
BBVA Banco Frances SA, ADR	4,339	85,175
Grupo Financiero Galicia SA, ADR	3,069	95,569
Grupo Supervielle SA, ADR (I)	1,999	30,345
IRSA Inversiones y Representaciones SA, ADR (I)	1,501	28,129
MercadoLibre, Inc.	854	143,481
Pampa Energia SA, ADR (I)	1,646	56,079
Petrobras Argentina SA, ADR (I)	5,341	35,464
Telecom Argentina SA, ADR	4,677	88,021
Transportadora de Gas del Sur SA	4,228	30,653
YPF SA, ADR	7,566	134,372
Belgium 0.3%		149,962
Proximus SADP	801	22,927
Umicore SA	2,090	127,035
China 3.7%		1,730,854
Alibaba Group Holding, Ltd., ADR (I)	1,700	172,873
ANTA Sports Products, Ltd.	62,000	178,797
Baidu, Inc., ADR (I)	1,475	260,869
China Biologic Products, Inc. (I)	1,180	139,370
China Lodging Group, Ltd.	2,448	105,288
China Mengniu Dairy Company, Ltd.	85,000	160,567
Ctrip.com International, Ltd., ADR (I)	5,703	251,787
JD.com, Inc., ADR (I)	10,885	282,466
Shenzhou International Group Holdings, Ltd.	27,000	178,837
Denmark 0.3%		145,237
Danske Bank A/S	3,952	121,915
TDC A/S (I)	4,230	23,322
Finland 0.1%		25,639
Elisa OYJ	761	25,639
France 1.0%		480,860
Orange SA	10,588	166,589
Orpea	1,264	105,201
Thales SA	1,147	107,916
Veolia Environnement SA	4,630	101,154

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       12

	Shares	Value
Germany 1.9%		$879,454
Covestro AG (S)	2,855	169,066
Deutsche Telekom AG	22,560	368,073
Freenet AG	688	19,724
Infineon Technologies AG	7,397	133,038
SAP SE	1,348	118,759
TUI AG	5,585	70,794
Hong Kong 0.9%		434,456
China Mobile, Ltd.	11,500	131,749
China State Construction International Holdings, Ltd.	84,000	122,543
Galaxy Entertainment Group, Ltd.	44,000	180,164
Hungary 0.3%		123,699
OTP Bank PLC	4,414	123,699
Indonesia 3.4%		1,622,254
Adhi Karya Persero Tbk PT	333,200	57,870
Agung Podomoro Land Tbk PT (I)	3,592,500	79,267
AKR Corporindo Tbk PT	143,700	78,005
Alam Sutera Realty Tbk PT (I)	2,419,600	83,072
Bank Central Asia Tbk PT	72,300	85,961
Bank Mandiri Persero Tbk PT	98,300	86,587
Bank Negara Indonesia Persero Tbk PT	186,400	79,577
Bank Rakyat Indonesia Persero Tbk PT	89,400	83,479
Bank Tabungan Negara Persero Tbk PT	552,000	80,741
Bekasi Fajar Industrial Estate Tbk PT	3,268,200	78,009
Bumi Serpong Damai Tbk PT	514,300	85,332
Ciputra Development Tbk PT	734,103	88,836
Indofood Sukses Makmur Tbk PT	132,100	85,889
Intiland Development Tbk PT	1,890,000	83,340
Kawasan Industri Jababeka Tbk PT (I)	3,676,700	84,512
Lippo Karawaci Tbk PT	913,800	63,210
Pakuwon Jati Tbk PT	1,863,800	102,834
Summarecon Agung Tbk PT	627,500	79,266
Surya Semesta Internusa Tbk PT	1,280,600	55,393
United Tractors Tbk PT	61,100	101,074
Ireland 0.7%		310,910
CRH PLC (I)	3,646	118,365
Glanbia PLC	5,371	87,494
Ryanair Holdings PLC, ADR (I)	1,399	105,051
Isle of Man 0.2%		97,200
GVC Holdings PLC (I)	11,409	97,200
Italy 4.0%		1,875,284
A2A SpA	42,223	57,503

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       13

	Shares	Value
Italy (continued)
ACEA SpA	1,602	$20,751
Amplifon SpA	2,697	28,497
Anima Holding SpA (S)	5,586	27,214
Ansaldo STS SpA	3,325	38,214
Autogrill SpA	3,595	29,963
Azimut Holding SpA	3,397	54,527
Banca Carige SpA (I)	17,631	6,018
Banca Generali SpA	1,660	36,913
Banca IFIS SpA	655	18,970
Banca Mediolanum SpA	6,728	46,518
Banca Popolare dell'Emilia Romagna SC	15,609	73,348
Banca Popolare di Milano Scarl	145,724	66,788
Banca Popolare di Sondrio Scarl	14,073	46,981
Banca Profilo SpA	7,254	1,396
Beni Stabili SpA SIIQ (I)	29,540	17,224
Brembo SpA	887	54,918
Brunello Cucinelli SpA	696	13,787
Buzzi Unicem SpA	2,013	39,148
Buzzi Unicem SpA	1,222	12,471
Cerved Information Solutions SpA	5,940	47,811
CIR-Compagnie Industriali Riunite SpA	10,882	12,131
Credito Emiliano SpA	2,627	14,809
Credito Valtellinese SC	33,913	14,925
Danieli & C Officine Meccaniche SpA	298	5,563
Danieli & C Officine Meccaniche SpA	1,220	16,343
Davide Campari Milano SpA	8,726	87,885
De'Longhi SpA	1,543	36,103
DiaSorin SpA	660	40,562
Ei Towers SpA (I)	502	23,645
Enel SpA	24,592	105,730
ERG SpA	1,607	17,847
FinecoBank Banca Fineco SpA	6,430	37,577
Geox SpA	2,407	5,185
Hera SpA	20,229	51,707
Immobiliare Grande Distribuzione SIIQ SpA	12,477	9,611
Industria Macchine Automatiche SpA	459	28,388
Interpump Group SpA	2,052	32,911
Iren SpA	16,223	29,112
Maire Tecnimont SpA	3,000	7,233
MARR SpA	1,016	18,715
Mediaset SpA	23,816	68,108
Moleskine SpA	2,093	5,535
Moncler SpA	4,168	69,389
Piaggio & C SpA	6,576	11,464

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       14

	Shares	Value
Italy (continued)
Recordati SpA	2,791	$78,927
Reply SpA	127	15,965
Rizzoli Corriere Della Sera Mediagroup SpA (I)	10,030	10,757
Salini Impregilo SpA	6,295	17,542
Salvatore Ferragamo SpA	1,622	39,649
Saras SpA	8,336	14,479
Societa Cattolica di Assicurazioni SCRL	4,602	27,825
Societa Iniziative Autostradali e Servizi SpA	1,910	17,888
Tamburi Investment Partners SpA	2,156	8,663
Telecom Italia SpA (I)	54,465	47,346
Tod's SpA	372	21,738
Unipol Gruppo Finanziario SpA	12,959	39,674
Yoox Net-A-Porter Group SpA (I)	1,578	45,393
Luxembourg 0.1%		38,846
Globant SA (I)	893	38,846
Mexico 0.2%		113,248
Fomento Economico Mexicano SAB de CV	11,811	113,248
Netherlands 0.7%		313,867
Altice NV, Class A (I)	2,514	46,369
ASML Holding NV	1,041	110,132
Koninklijke Ahold Delhaize NV	4,404	100,466
Koninklijke KPN NV	17,450	56,900
Norway 0.1%		56,860
Telenor ASA	3,575	56,860
Panama 0.4%		190,639
Copa Holdings SA, Class A	2,067	190,639
Russia 3.1%		1,479,630
Lenta, Ltd. (I)	16,035	116,414
Lukoil PJSC, ADR	4,552	221,420
Magnit PJSC, GDR (I)	5,174	205,189
Mail.Ru Group, Ltd., GDR (I)	13,238	216,674
RusHydro PJSC, ADR	121,178	147,598
Sberbank of Russia PJSC, ADR	22,914	217,683
VTB Bank PJSC, GDR	96,974	202,685
Yandex NV, Class A (I)	7,718	151,967
South Korea 0.5%		246,560
KT Corp., ADR	7,369	117,830
Samsung Electronics Company, Ltd.	90	128,730
Spain 0.9%		448,965
Bankinter SA	14,666	112,098

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       15

	Shares	Value
Spain (continued)
Industria de Diseno Textil SA	3,018	$105,306
Telefonica SA	22,790	231,561
Sweden 0.6%		281,866
Securitas AB, B Shares	6,958	107,389
Swedbank AB, A Shares	5,059	118,377
Telia Company AB	14,043	56,100
Switzerland 0.4%		168,578
Partners Group Holding AG	212	107,323
Swisscom AG	134	61,255
Taiwan 0.3%		161,567
Pegatron Corp.	60,000	161,567
Turkey 0.2%		96,137
Tupras Turkiye Petrol Rafinerileri AS	4,714	96,137
United Kingdom 3.1%		1,453,444
Aviva PLC	13,107	71,024
Babcock International Group PLC	5,926	71,633
Bellway PLC	2,391	69,192
BT Group PLC	45,645	209,513
Close Brothers Group PLC	4,689	76,090
Dixons Carphone PLC	13,973	53,721
Inchcape PLC	8,201	65,204
Inmarsat PLC	2,265	19,429
International Consolidated Airlines Group SA	10,891	57,754
ITV PLC	31,526	65,724
Mitchells & Butlers PLC	28,633	97,589
Royal Bank of Scotland Group PLC (I)	24,799	57,308
The Sage Group PLC	9,319	82,222
Vodafone Group PLC	137,473	377,547
Worldpay Group PLC (S)	22,873	79,494
United States 7.5%		3,564,096
Alexandria Real Estate Equities, Inc.	3,175	342,297
Boston Properties, Inc.	2,494	300,477
Carnival PLC	1,760	84,890
Douglas Emmett, Inc.	9,305	339,633
Empire State Realty Trust, Inc.	16,278	318,560
Equity One, Inc.	11,259	320,882
Extra Space Storage, Inc.	4,339	317,398
General Growth Properties, Inc.	11,993	299,225
Public Storage	1,561	333,617
Simon Property Group, Inc.	1,622	301,627
SL Green Realty Corp.	2,969	291,615

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       16

			Shares		Value
United States (continued)
Vornado Realty Trust			3,383		$313,875
Uruguay 0.1%					35,602
Arcos Dorados Holdings, Inc. (I)			5,789		35,602
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 15.0%					$7,101,486
(Cost $7,060,172)
Australia 0.1%					67,284
BHP Billiton Finance USA, Ltd.	5.000	09-30-43		49,000	55,823
Rio Tinto Finance USA, Ltd.	5.200	11-02-40		10,000	11,461
Belgium 0.4%					191,045
KBC Groep NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR	174,000	191,045
Canada 0.3%					140,733
Potash Corp. of Saskatchewan, Inc.	3.000	04-01-25		30,000	29,557
Rogers Communications, Inc.	5.000	03-15-44		40,000	45,072
Rogers Communications, Inc.	5.450	10-01-43		10,000	11,867
Royal Bank of Canada	4.650	01-27-26		50,000	54,237
France 1.0%					478,290
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%)	8.125	09-19-33		200,000	216,500
Electricite de France SA (S)	3.625	10-13-25		20,000	20,685
Orange SA	9.000	03-01-31		30,000	47,122
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR	174,000	193,983
Germany 0.3%					118,196
HSH Nordbank AG (P)	0.541	02-14-17	EUR	111,000	118,196
Ireland 0.1%					31,499
Actavis Funding SCS	4.750	03-15-45		30,000	31,499
Italy 1.1%					507,846
Intesa Sanpaolo SpA (7.000% to 1-19-21, then 5 Year Euro Swap Rate + 6.884%) (Q)	7.000	01-19-21	EUR	200,000	212,690
UniCredit SpA (6.750% to 9-10-21, then 5 Year Euro Swap Rate + 6.100%) (Q)	6.750	09-10-21	EUR	305,000	295,156
Netherlands 0.2%					111,466
Deutsche Telekom International Finance BV	8.750	06-15-30		20,000	30,533
Shell International Finance BV	4.000	05-10-46		12,500	12,387
Shell International Finance BV	4.125	05-11-35		60,000	62,041
Teva Pharmaceutical Finance Netherlands III BV	4.100	10-01-46		7,000	6,505

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       17

	Rate (%)	Maturity date	Par value^		Value
Spain 0.4%					$198,202
BBVA International Preferred SAU (5.919% to 4-18-17, then 3 month LIBOR + 0.820%) (Q)	5.919	04-18-17		141,000	141,353
Telefonica Europe BV	8.250	09-15-30		40,000	56,849
Switzerland 0.7%					321,288
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	100,000	117,282
UBS AG (4.750% to 5-22-18, then 5 Year U.S. Swap Rate + 3.765%)	4.750	05-22-23		200,000	204,006
United Kingdom 1.1%					527,304
Barclays PLC (7.875% to 9-15-22, then 5 Year British Pound Swap Rate + 6.099%) (Q)	7.875	09-15-22	GBP	200,000	239,866
British Telecommunications PLC	9.375	12-15-30		30,000	47,928
Rio Tinto Finance USA PLC	4.750	03-22-42		30,000	32,876
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		200,000	183,500
WPP Finance 2010	5.625	11-15-43		20,000	23,134
United States 9.3%					4,408,333
21st Century Fox America, Inc.	3.700	10-15-25		27,000	28,711
21st Century Fox America, Inc.	4.750	09-15-44		20,000	21,265
Altria Group, Inc.	5.375	01-31-44		40,000	48,608
American Airlines 2015-2 Class AA Pass Through Trust	3.600	03-22-29		9,763	10,337
American International Group, Inc.	4.500	07-16-44		40,000	40,724
Amgen, Inc.	3.125	05-01-25		65,000	66,063
Anadarko Petroleum Corp.	6.600	03-15-46		35,000	42,832
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		20,000	22,189
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		60,000	68,829
Anthem, Inc.	3.500	08-15-24		30,000	31,005
Anthem, Inc.	6.375	06-15-37		10,000	12,777
AT&T, Inc.	3.400	05-15-25		60,000	59,708
AT&T, Inc.	4.800	06-15-44		10,000	9,854
AT&T, Inc.	5.150	03-15-42		30,000	30,991
Bank of America Corp.	4.450	03-03-26		10,000	10,679
Bank of America Corp.	5.875	02-07-42		70,000	88,667
Baxalta, Inc.	5.250	06-23-45		50,000	56,196
Boston Properties LP	3.650	02-01-26		28,000	28,992
Boston Scientific Corp.	3.850	05-15-25		30,000	31,461
Brixmor Operating Partnership LP	3.850	02-01-25		20,000	20,352
Burlington Northern Santa Fe LLC	3.900	08-01-46		33,000	33,777
Burlington Northern Santa Fe LLC	4.150	04-01-45		17,000	18,007
Cardinal Health, Inc.	4.900	09-15-45		20,000	22,859
Celgene Corp.	5.000	08-15-45		20,000	21,480

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       18

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Charter Communications Operating LLC (S)	4.908	07-23-25	18,000	$19,421
Charter Communications Operating LLC (S)	6.484	10-23-45	20,000	23,508
Chubb INA Holdings, Inc.	4.350	11-03-45	28,750	32,129
Cigna Corp.	5.375	02-15-42	8,000	9,342
Citigroup, Inc.	4.450	09-29-27	10,000	10,541
Citigroup, Inc.	5.500	09-13-25	50,000	56,337
Citigroup, Inc.	5.875	01-30-42	10,000	12,586
Citigroup, Inc.	8.125	07-15-39	10,000	15,262
Comcast Corp.	3.375	08-15-25	10,000	10,490
Comcast Corp.	4.750	03-01-44	50,000	56,622
CVS Health Corp.	5.125	07-20-45	57,000	66,357
Daimler Finance North America LLC	8.500	01-18-31	30,000	48,020
Devon Energy Corp.	4.750	05-15-42	49,000	46,358
Dominion Resources, Inc.	4.700	12-01-44	10,000	10,954
Duke Energy Corp.	3.750	09-01-46	10,000	9,542
Duke Energy Progress LLC	3.250	08-15-25	10,000	10,571
Duke Energy Progress LLC	4.200	08-15-45	50,000	54,062
Eastman Chemical Company	4.650	10-15-44	50,000	50,308
Electronic Arts, Inc.	4.800	03-01-26	64,000	70,017
Eli Lilly & Company	2.750	06-01-25	21,000	21,747
Energy Transfer Partners LP	6.125	12-15-45	60,000	62,480
Enterprise Products Operating LLC	4.900	05-15-46	40,000	41,450
EOG Resources, Inc.	3.900	04-01-35	20,000	19,681
ERP Operating LP	4.500	07-01-44	20,000	21,522
Essex Portfolio LP	3.875	05-01-24	10,000	10,534
Exelon Corp.	5.100	06-15-45	50,000	56,596
Exxon Mobil Corp.	3.567	03-06-45	30,000	29,898
Exxon Mobil Corp.	4.114	03-01-46	10,000	10,796
FedEx Corp.	4.750	11-15-45	20,000	21,771
Florida Power & Light Company	4.050	10-01-44	11,000	11,937
Florida Power & Light Company	5.690	03-01-40	31,000	40,740
Ford Motor Company	4.750	01-15-43	40,000	40,045
General Motors Company	5.200	04-01-45	30,000	30,616
Georgia-Pacific LLC (S)	3.600	03-01-25	39,000	40,929
Gilead Sciences, Inc.	3.500	02-01-25	30,000	31,207
Gilead Sciences, Inc.	4.500	02-01-45	33,000	34,394
GlaxoSmithKline Capital, Inc.	6.375	05-15-38	10,000	13,903
Halliburton Company	3.800	11-15-25	50,000	52,035
Hewlett Packard Enterprise Company (S)	5.150	10-15-25	30,000	31,977
Intel Corp.	3.700	07-29-25	50,000	54,645
International Paper Company	5.150	05-15-46	38,000	40,861
Johnson & Johnson	3.700	03-01-46	50,000	53,269
JPMorgan Chase & Co.	5.625	08-16-43	30,000	35,228
JPMorgan Chase & Co.	6.400	05-15-38	40,000	53,955

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       19

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Kilroy Realty LP	4.375	10-01-25	20,000	$21,347
Kinder Morgan, Inc.	4.300	06-01-25	30,000	31,230
Kraft Heinz Foods Co	3.950	07-15-25	20,000	21,391
Lockheed Martin Corp.	4.700	05-15-46	30,000	34,088
McDonald's Corp.	3.375	05-26-25	22,000	22,752
McDonald's Corp.	4.875	12-09-45	20,000	22,413
McKesson Corp.	4.883	03-15-44	20,000	21,844
Medtronic, Inc.	4.375	03-15-35	50,000	54,894
Merck & Company, Inc.	4.150	05-18-43	60,000	65,955
MetLife, Inc.	4.600	05-13-46	50,000	54,301
Microsoft Corp.	4.450	11-03-45	50,000	55,034
Morgan Stanley	4.000	07-23-25	50,000	53,328
Morgan Stanley	4.350	09-08-26	60,000	63,729
Newell Brands, Inc.	5.500	04-01-46	40,000	47,179
Noble Energy, Inc.	5.250	11-15-43	29,000	30,586
Occidental Petroleum Corp.	3.500	06-15-25	50,000	52,717
Oncor Electric Delivery Company LLC	3.750	04-01-45	45,000	45,682
Oncor Electric Delivery Company LLC	5.250	09-30-40	10,000	12,266
Oracle Corp.	3.900	05-15-35	50,000	50,971
Pacific Gas & Electric Company	4.250	03-15-46	50,000	54,298
PepsiCo, Inc.	4.450	04-14-46	40,000	44,679
Philip Morris International, Inc.	3.375	08-11-25	30,000	32,021
Philip Morris International, Inc.	4.125	03-04-43	10,000	10,261
Praxair, Inc.	3.200	01-30-26	30,000	31,606
Prudential Financial, Inc.	6.200	11-15-40	10,000	12,628
Reynolds American, Inc.	5.850	08-15-45	30,000	37,533
S&P Global, Inc.	4.400	02-15-26	40,000	44,372
Schlumberger Holdings Corp. (S)	4.000	12-21-25	48,000	51,572
Simon Property Group LP	4.250	10-01-44	30,000	32,111
Stryker Corp.	4.625	03-15-46	40,000	42,815
Target Corp.	4.000	07-01-42	30,000	31,433
The Dow Chemical Company	3.500	10-01-24	45,000	47,104
The Dow Chemical Company	4.625	10-01-44	10,000	10,448
The Home Depot, Inc.	4.250	04-01-46	60,000	65,926
The JM Smucker Company	4.375	03-15-45	40,000	42,653
The Kroger Company	3.875	10-15-46	12,000	11,483
The Southern Company	4.400	07-01-46	24,000	25,374
The Travelers Companies, Inc.	4.600	08-01-43	30,000	34,639
The Walt Disney Company	3.000	02-13-26	25,000	25,712
Time Warner, Inc.	3.600	07-15-25	10,000	10,396
Time Warner, Inc.	4.850	07-15-45	30,000	31,892
Union Pacific Corp. (S)	3.799	10-01-51	33,000	32,640
Union Pacific Corp.	4.050	03-01-46	28,000	29,570
United Parcel Service, Inc.	6.200	01-15-38	20,000	27,746

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       20

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
United Technologies Corp.	4.500	06-01-42		40,000	$43,861
UnitedHealth Group, Inc.	3.750	07-15-25		10,000	10,799
UnitedHealth Group, Inc.	4.750	07-15-45		50,000	57,764
Verizon Communications, Inc.	3.500	11-01-24		20,000	20,860
Verizon Communications, Inc.	4.672	03-15-55		30,000	29,241
Verizon Communications, Inc.	6.550	09-15-43		30,000	39,345
Virginia Electric & Power Company	4.650	08-15-43		30,000	34,551
Wal-Mart Stores, Inc.	3.300	04-22-24		10,000	10,711
Wal-Mart Stores, Inc.	5.250	09-01-35		80,000	102,278
Waste Management, Inc.	4.100	03-01-45		30,000	31,690
Wells Fargo & Company	4.100	06-03-26		44,000	46,262
Wells Fargo & Company	5.375	02-07-35		32,000	37,878
WestRock MWV LLC	8.200	01-15-30		7,000	9,451
Williams Partners LP	5.100	09-15-45		52,000	50,017
Foreign government obligations 10.3%					$4,858,273
(Cost $5,019,984)
Germany 7.5%					3,517,932
Federal Republic of Germany, Inflation Linked Bond	0.100	04-15-26	EUR	2,880,000	3,517,932
Indonesia 2.8%					1,340,341
Republic of Indonesia
Bond	8.250	05-15-36	IDR	5,550,000,000	441,870
Bond	8.750	05-15-31	IDR	5,300,000,000	453,920
Bond	8.375	09-15-26	IDR	5,450,000,000	444,551
			Shares		Value
Purchased options 0.2%					$113,375
(Cost $187,054)
Put options 0.2%					113,375
Over the Counter Option on Euro STOXX 50 Index (Expiration Date: 6-19-17; Strike Price: EUR 2,900.00; Counterparty: Merrill Lynch) (I)			610		113,375
	Yield* (%)	Maturity date	Par value^		Value
Short-term investments 39.7%					$18,772,215
(Cost $18,772,253)
Certificate of deposit 8.5%					3,997,621
ABN Amro Bank NV	0.997	01-20-17		1,000,000	997,825
Natixis SA	0.960	12-01-16		1,000,000	999,521
Societe Generale SA	0.800	11-23-16		1,000,000	1,000,218
The Toronto-Dominion Bank	0.750	11-15-16		1,000,000	1,000,057
Commercial paper 2.1%					997,736
OP Corporate Bank	0.948	01-25-17		1,000,000	997,736
Time deposits 8.6%					4,089,926
BNP Paribas SA	0.400	11-01-16		1,607,516	1,607,516

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       21

	Yield* (%)	Maturity date		Par value^	Value
Time deposits (continued)
Danske Bank SA	0.350	11-01-16		1,000,068	$1,000,068
KBC Bank NV	0.400	11-01-16		1,482,342	1,482,342
U.S. Government 8.5%					3,998,320
U.S. Treasury Bill	0.262	11-25-16		2,000,000	1,999,772
U.S. Treasury Bill	0.311	01-26-17		2,000,000	1,998,548
		Yield (%)		Shares	Value
Money market funds 12.0%					5,688,612
BlackRock Cash Funds - Prime, Institutional Class		0.3086(Y	)	5,688,612	5,688,612
Total investments (Cost $49,164,213)† 102.0%					$48,236,730
Other assets and liabilities, net (2.0%)					($949,750)
Total net assets 100.0%					$47,286,980

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $49,175,342. Net unrealized depreciation aggregated to $938,612, of which $818,592 related to appreciated investment securities and $1,757,204 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       22

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $49,164,213)	$48,236,730
Foreign currency, at value (Cost $198,638)	199,479
Cash held at broker for futures contracts	2,131,227
Receivable for investments sold	678,879
Unrealized appreciation on forward foreign currency contracts	1,100,004
Dividends and interest receivable	130,510
Swap contracts, at value	223,774
Receivable for futures variation margin	423,819
Receivable due from advisor	18,492
Other receivables and prepaid expenses	82,187
Total assets	53,225,101
Liabilities
Due to custodian	4,099,049
Unrealized depreciation on forward foreign currency contracts	421,306
Written options, at value (Premium received $74,930)	211,004
Swap contracts, at value	584,628
Payable for exchange cleared swaps	772
Payable to affiliates
Accounting and legal services fees	2,514
Transfer agent fees	31
Trustees' fees	24
Other liabilities and accrued expenses	618,793
Total liabilities	5,938,121
Net assets	$47,286,980
Net assets consist of
Paid-in capital	$49,249,621
Undistributed net investment income	7,395
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(1,842,982)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	(127,054)
Net assets	$47,286,980

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       23

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($95,773 ÷ 10,000 shares)[1]	$9.58
Class C ($96,997 ÷ 10,170 shares)[1]	$9.54
Class I ($95,911 ÷ 10,000 shares)	$9.59
Class R6 ($95,970 ÷ 10,000 shares)	$9.60
Class NAV ($46,902,329 ÷ 4,887,270 shares)	$9.60
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.08

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       24

STATEMENT OF OPERATIONS   For the period ended 10-31-16 1

Investment income
Dividends	$292,844
Interest	288,444
Less foreign taxes withheld	(26,251)
Total investment income	555,037
Expenses
Investment management fees	409,259
Distribution and service fees	674
Accounting and legal services fees	6,106
Transfer agent fees	207
Trustees' fees	292
State registration fees	37,755
Printing and postage	21,370
Professional fees	150,738
Custodian fees	40,349
Other	5,614
Total expenses	672,364
Less expense reductions	(243,303)
Net expenses	429,061
Net investment income	125,976
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(635,487)
Futures contracts	(981,502)
Written options	(72,917)
Swap contracts	(292,340)
(1,982,246)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(309,304)
Futures contracts	423,819
Written options	(136,074)
Swap contracts	(105,495)
(127,054)
Net realized and unrealized loss	(2,109,300)
Decrease in net assets from operations	($1,983,324)

1	Period from 4-13-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       25

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$125,976
Net realized loss	(1,982,246)
Change in net unrealized appreciation (depreciation)	(127,054)
Decrease in net assets resulting from operations	(1,983,324)
From fund share transactions	49,270,304
Total increase	47,286,980
Net assets
Beginning of period	—
End of Period	$47,286,980
Undistributed net investment income	$7,395

1	Period from 4-13-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       26

Financial highlights

Class A Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.42)
Net asset value, end of period	$9.58
Total return (%)[3,4]	(4.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.92	[7]
Expenses including reductions	2.00	[7]
Net investment income	0.10	[7]
Portfolio turnover (%)	36

1	Period from 4-13-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       27

Class C Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.03)
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.46)
Net asset value, end of period	$9.54
Total return (%)[3,4]	(4.60	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.67	[7]
Expenses including reductions	2.75	[7]
Net investment loss	(0.65	) [7]
Portfolio turnover (%)	36

1	Period from 4-13-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       28

Class I Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return (%)[3]	(4.10	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.65	[6]
Expenses including reductions	1.73	[6]
Net investment income	0.37	[6]
Portfolio turnover (%)	36

1	Period from 4-13-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       29

Class R6 Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.40)
Net asset value, end of period	$9.60
Total return (%)[3]	(4.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.56	[6]
Expenses including reductions	1.62	[6]
Net investment income	0.48	[6]
Portfolio turnover (%)	36

1	Period from 4-13-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       30

Class NAV Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.40)
Net asset value, end of period	$9.60
Total return (%)[3]	(4.00	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	2.54	[5]
Expenses including reductions	1.62	[5]
Net investment income	0.48	[5]
Portfolio turnover (%)	36

1	Period from 4-13-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       31

Notes to financial statements

Note 1 — Organization

John Hancock Global Focused Strategies Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

The fund commenced operations on April 13, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       32

value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2016 by major security category or type:

	Total value at 10-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks	$17,391,381	$6,528,392	$10,862,989	—
Corporate bonds	7,101,486	—	7,101,486	—
Foreign government obligations	4,858,273	—	4,858,273	—
Purchased options	113,375	—	113,375	—
Short-term investments	18,772,215	—	18,772,215	—
Total investments in securities	$48,236,730	$6,528,392	$41,708,338	—
Other financial instruments:
Futures	$423,819	$423,819	—	—
Forward foreign currency contracts	678,698	—	$678,698	—
Written options	(211,004)	—	(211,004)	—
Interest rate swaps	(159,840)	—	(159,840)	—
Credit default swaps	117,275	—	117,275	—
Total return swaps	(289,718)	—	(289,718)	—
Variance swaps	5,646	—	5,646	—
Inflation swaps	(76,782)	—	(76,782)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       33

markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the period ended October 31, 2016, the fund had no borrowings under the line of credit. Commitment fees for the period ended October 31, 2016, were $752.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryfoward of $1,190,412 and a long-term capital loss carryforward of $54,839 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       34

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $338,877 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       35

and liabilities as Cash held at broker for futures contracts and payable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the period ended October 31, 2016, the fund used futures contracts to manage against anticipated changes in securities markets and interest rate changes, to gain exposure to certain securities markets and to foreign bond market, maintain diversity of the fund and manage exposure to equity volatility. The fund held futures contracts with notional values ranging up to $66.0 million as measured at each quarter end. The following table summarizes the contracts held at October 31, 2016:

	Positions	Number of contracts	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Australia 10-Year Bond Futures	Long	89	Dec 2016	$9,165,867	$8,978,833	($187,034)
CBOE Volatility Index Futures	Long	24	Mar 2017	478,742	456,600	(22,142)
Euro Stoxx 50 Index Dividend Futures	Long	334	Dec 2018	3,845,414	4,091,816	246,402
Euro Stoxx 50 Index Dividend Futures	Long	109	Dec 2019	1,221,681	1,255,184	33,503
Hang Seng Index Futures	Long	5	Nov 2016	756,546	736,695	(19,851)
Long Gilt Futures	Long	56	Dec 2016	8,717,656	8,591,341	(126,315)
S&P 500 Emini Futures	Long	48	Dec 2016	5,157,797	5,088,240	(69,557)
SGX MSCI Singapore Index Futures	Long	21	Nov 2016	472,113	464,774	(7,339)
Tokyo Price Index Futures	Long	19	Dec 2016	2,407,426	2,521,074	113,648
VSTOXX Mini Futures	Long	249	Dec 2016	637,397	605,450	(31,947)
VSTOXX Mini Futures	Long	238	Jan 2017	601,903	610,055	8,152
10-Year U.S. Treasury Note Futues	Short	(87)	Dec 2016	(11,399,418)	(11,277,375)	122,043
CBOE Volatility Index Futures	Short	(36)	Dec 2016	(620,277)	(627,300)	(7,023)
CBOE Volatility Index Futures	Short	(34)	Jan 2017	(606,971)	(628,150)	(21,179)
Euro-Bund Futures	Short	(46)	Dec 2016	(8,248,914)	(8,189,055)	59,859
FTSE 100 Index Futures	Short	(4)	Dec 2016	(327,023)	(338,119)	(11,096)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       36

	Positions	Number of contracts	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
FTSE 250 Index Futures	Short	(17)	Dec 2016	(738,854)	(726,044)	12,810
FTSE/MIB Index Futures	Short	(20)	Dec 2016	(1,822,273)	(1,878,294)	(56,021)
Russell 2000 Mini Index Futures	Short	(44)	Dec 2016	(5,416,157)	(5,241,720)	174,437
U.S. Treasury Long Bond Futures	Short	(12)	Dec 2016	(2,055,094)	(1,952,625)	102,469
U.S. Treasury Ultra Bond Futures	Short	(10)	Dec 2016	(1,869,375)	(1,759,375)	110,000
						$423,819

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended October 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, manage currency exposure and to maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging up to $80.6 million as measured at each quarter end. The following table summarizes the contracts held at October 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	482,000	USD	367,532	JPMorgan	11/21/2016	—	($1,055)	($1,055)
BRL	6,576,700	USD	2,006,754	HSBC	12/15/2016	$26,353	—	26,353
CHF	2,000	USD	2,060	Bank National Paris	11/21/2016	—	(37)	(37)
DKK	525,609	USD	77,605	Morgan Stanley Dean Witter	11/21/2016	29	—	29
EUR	280,251	USD	313,022	Bank National Paris	12/6/2016	—	(4,935)	(4,935)
EUR	153,000	USD	167,222	Deutsche Bank	12/6/2016	975	—	975
GBP	1,310,000	USD	1,598,219	Barclays Capital	11/25/2016	5,935	—	5,935
GBP	65,437	USD	84,754	Bank National Paris	1/11/2017	—	(4,517)	(4,517)
GBP	123,311	USD	150,240	Morgan Stanley Dean Witter	1/11/2017	961	—	961
HKD	396,844	USD	51,216	Bank National Paris	11/21/2016	—	(42)	(42)
HKD	317,993	USD	41,025	Merrill Lynch	1/11/2017	—	(2)	(2)
IDR	2,226,000,000	USD	166,817	HSBC	11/25/2016	3,277	—	3,277
INR	245,000,000	USD	3,599,765	HSBC	11/7/2016	65,907	—	65,907
JPY	15,738,869	USD	153,141	Bank National Paris	11/21/2016	—	(2,969)	(2,969)
JPY	241,000,000	USD	2,403,463	HSBC	12/15/2016	—	(101,361)	(101,361)
KRW	6,684,000,000	USD	6,051,647	HSBC	11/25/2016	—	(210,854)	(210,854)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       37

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
PEN	8,385,000	USD	2,507,851	HSBC	11/25/2016	—	(21,989)	(21,989)
RUB	6,650,000	USD	104,968	HSBC	12/15/2016	—	(1,293)	(1,293)
SEK	1,240,000	USD	148,597	Bank National Paris	11/21/2016	—	(11,193)	(11,193)
SEK	1,150,000	USD	131,666	Barclays Capital	11/21/2016	—	(4,235)	(4,235)
SEK	1,050,000	USD	123,997	Citigroup	11/21/2016	—	(7,647)	(7,647)
SEK	951,768	USD	107,884	Morgan Stanley Dean Witter	11/21/2016	—	(2,419)	(2,419)
USD	368,964	AUD	482,000	Bank National Paris	11/21/2016	2,487	—	2,487
USD	68,972	CHF	66,960	Bank National Paris	11/21/2016	1,239	—	1,239
USD	44,779	CHF	44,487	Merrill Lynch	11/21/2016	—	(221)	(221)
USD	62,153	CHF	61,379	Morgan Stanley Dean Witter	11/21/2016	65	—	65
USD	1,018,376	CNY	6,805,000	HSBC	11/25/2016	14,371	—	14,371
USD	232,991	DKK	1,547,715	JPMorgan	11/21/2016	4,388	—	4,388
USD	9,400,845	EUR	8,412,898	Bank National Paris	12/6/2016	152,334	—	152,334
USD	128,862	EUR	115,000	JPMorgan	12/6/2016	2,439	—	2,439
USD	69,566	EUR	61,756	Merrill Lynch	12/6/2016	1,676	—	1,676
USD	3,772,339	GBP	2,870,000	Merrill Lynch	11/25/2016	257,894	—	257,894
USD	169,622	GBP	136,445	Bank National Paris	1/11/2017	2,317	—	2,317
USD	2,148,630	GBP	1,622,728	JPMorgan	1/11/2017	158,887	—	158,887
USD	51,220	HKD	396,844	Deutsche Bank	11/21/2016	46	—	46
USD	923,752	HKD	7,160,243	Merrill Lynch	1/11/2017	34	—	34
USD	114,368	HUF	31,739,597	JPMorgan	11/21/2016	1,513	—	1,513
USD	1,700,527	IDR	22,600,000,000	HSBC	11/25/2016	—	(26,383)	(26,383)
USD	3,666,293	INR	245,000,000	HSBC	11/7/2016	621	—	621
USD	102,312	JPY	10,400,000	Bank National Paris	11/21/2016	3,080	—	3,080
USD	10,270,034	KRW	11,392,000,000	HSBC	11/25/2016	315,169	—	315,169
USD	102,453	MXN	1,888,871	JPMorgan	11/22/2016	2,757	—	2,757
USD	60,602	NOK	498,365	JPMorgan	11/21/2016	283	—	283
USD	1,446,204	RUB	93,150,000	HSBC	12/15/2016	—	(6,028)	(6,028)
USD	540,590	SEK	4,553,286	Bank National Paris	11/21/2016	36,043	—	36,043
USD	143,315	SEK	1,230,000	Barclays Capital	11/21/2016	7,019	—	7,019
USD	116,405	TRY	351,793	JPMorgan	11/21/2016	3,169	—	3,169
USD	2,817,920	TWD	88,060,000	HSBC	11/25/2016	26,170	—	26,170
USD	148,421	ZAR	2,200,000	JPMorgan	11/21/2016	—	(14,126)	(14,126)
ZAR	2,841	USD	207	Deutsche Bank	11/21/2016	3	—	3
ZAR	2,700,000	USD	196,926	Merrill Lynch	11/21/2016	2,563	—	2,563
						$1,100,004	($421,306)	$678,698

Currency Abbreviations
AUD	Australian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	TRY	Turkish Lira
CNY	Chinese Yuan Renminbi	JPY	Japanese Yen	TWD	Taiwan Dollar
DKK	Danish Krone	KRW	Korean Won	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	Pound Sterling	NOK	Norwegian Krone

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       38

Currency Abbreviations
HKD	Hong Kong Dollar	PEN	Peruvian Nuevo Sol

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the period ended October 31, 2016, the fund used purchased options to manage against anticipated changes in securities market and to maintain diversity of the fund. The fund held purchased options with market values ranging up to $200.6 thousand as measured at each quarter end.

During the period ended October 31, 2016, the fund wrote option contracts to gain exposure to foreign currency, maintain diversity of the fund and to manage against anticipated changes in currency exchange rate. The following tables summarize the fund's written options activities during the period ended October 31, 2016 and the contracts held at October 31, 2016:

	Number of contracts*	EUR notional amount*	JPY notional amount*	Premiums Received
Outstanding, beginning of period	—	—	—	—
Options written	5	11,270,000	234,000,000	$215,185
Option closed	—	(5,660,000)	(234,000,000)	(130,015)
Options exercised	—	—	—	—
Options expired	(5)	—	—	(10,240)
Outstanding, end of period	—	5,610,000	—	$74,930

* The amounts for options on index represent number of contracts. The amounts for foreign currency options represent notional amount.

Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
EUR vs. SEK	HSBC Bank PLC	9.578	Dec 2016	EUR	5,610,000	$74,930	($211,004)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

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Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the period ended October 31, 2016, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to the treasuries market. The fund held interest rate swaps with total USD notional amounts ranging up to $143.8 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of October 31, 2016:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	21,800,000	AUD	16,772,972	6 Month BBSW	Fixed 2.935%	Apr2026	—	$156,984	$156,984
	21,800,000	AUD	16,485,013	Fixed 2.935%	6 Month BBSW	Apr2026	($480,983)	324,000	(156,983)
	59,625,000	SEK	7,042,689	3 Month STIBOR	Fixed 1.340%	Aug2026	—	(83,092)	(83,092)
	19,875,000	SEK	2,349,569	3 Month STIBOR	Fixed 1.280%	Aug2026	—	(34,068)	(34,068)
	736,000,000	JPY	7,075,222	6 Month LIBOR	Fixed 0.2425%	Sep2028	—	38,630	38,630
	373,000,000	JPY	3,585,677	Fixed 0.5475%	6 Month LIBOR	Sep2028	—	(26,263)	(26,263)
	33,900,000	SEK	3,951,533	3 Month STIBOR	Fixed 1.310%	Sep2028	—	(55,048)	(55,048)
			$57,262,675				($480,983)	$321,143	($159,840)

The following are abbreviations for the table above:
BBSW	Bank Bill Swap Rate
LIBOR	London Interbank Offered Rate
STIBOR	SEK Stockholm Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the period ended October 31, 2016, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $17.2 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of October 31, 2016 as a Buyer of protection:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       40

Credit default swaps - Buyer

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay) fix rate	Maturity Date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	ITRAXX.ASIA.IG. 25.V1 5Y	4,910,000	USD	$4,910,000	(1.00)%	Jun 2021	$94,417	($96,004)	($1,587)
	CDX.NA.IGS.26. V1 5Y	7,370,000	USD	7,370,000	(1.00)%	Jun 2021	(93,166)	(7,562)	(100,728)
	ITRAXX.ASIA.IG. 25.V1 5Y	4,910,000	USD	4,910,000	(1.00)%	Dec 2021	52,871	(20,052)	32,819
				$17,190,000			$54,122	($123,618)	($69,496)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the period ended October 31, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $19.7 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of October 31, 2016 where the fund acted as a Seller of protection:

Credit default swaps - Seller

Counterparty	Reference obligation	Implied credit spread 10-31-16	Notional amount	Currency	USD notional amount	Received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	CDX.NA.IGS. 26.V1 5Y	0.712%	7,370,000	USD	$7,370,000	1.000%	Jun 2021	$62,211	$38,517	$100,728
	ITRAXX.ASIA. IG.25.V1 5Y	1.015%	4,910,000	USD	4,910,000	1.000%	Jun 2021	(13,985)	15,572	1,587
	CDX.NA.IGS. 27.V1 5Y	0.784%	7,370,000	USD	7,370,000	1.000%	Dec 2021	80,711	3,745	84,456
					$19,650,000			$128,937	$57,834	$186,771

Total Return Swaps. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer to the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       41

During the period ended October 31, 2016, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets and maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging up to $9.6 million, as measured at period end. The following table summarizes the total return swap contracts held as of October 31, 2016:

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unrealized appreciation (depreciation)	Market value
Pay	Debenhams PLC	LIBOR - BBA	GBP	102,485	Apr 2017	BNP Paribas Securities Corp.	$3,412	$3,412
Pay	Kingfisher PLC	LIBOR - BBA	GBP	138,548	Apr 2017	BNP Paribas Securities Corp.	1,216	1,216
Pay	Kingfisher PLC	LIBOR - BBA	GBP	38,888	Sep 2017	BNP Paribas Securities Corp.	(506)	(506)
Pay	Marks & Spencer Group PLC	LIBOR - BBA	GBP	105,863	Apr 2017	BNP Paribas Securities Corp.	(5,346)	(5,346)
Pay	Marks & Spencer Group PLC	LIBOR - BBA	GBP	83,340	Sep 2017	BNP Paribas Securities Corp.	(1,862)	(1,862)
Pay	Sainsbury PLC	LIBOR - BBA	GBP	118,062	Apr 2017	BNP Paribas Securities Corp.	(11,165)	(11,165)
Pay	Sainsbury PLC	LIBOR - BBA	GBP	63,642	Apr 2017	BNP Paribas Securities Corp.	(6,022)	(6,022)
Pay	Tesco PLC	LIBOR - BBA	GBP	156,352	Apr 2017	BNP Paribas Securities Corp.	(6,619)	(6,619)
Pay	Tesco PLC	LIBOR - BBA	GBP	58,556	Sep 2017	BNP Paribas Securities Corp.	17	17
Pay	TOPIX Index	LIBOR - BBA	JPY	262,739,400	Apr 2017	BNP Paribas Securities Corp.	(57,843)	(57,843)
Pay	WM Morrison Supermarkets	LIBOR - BBA	GBP	158,590	Apr 2017	BNP Paribas Securities Corp.	(5,549)	(5,549)
Pay	Debenhams PLC	LIBOR - BBA	GBP	7,742	Sep 2017	Goldman Sachs	148	148
Pay	Debenhams PLC	LIBOR - BBA	GBP	65,598	Sep 2017	Goldman Sachs	1,251	1,251
Pay	Anhui Conch Cement Company Ltd.	HIBOR	HKD	2,183,250	Apr 2017	HSBC	(13,735)	(13,735)
Pay	BBMG Corp.	HIBOR	HKD	2,109,800	Apr 2017	HSBC	(3,889)	(3,889)
Pay	Capitaland Ltd.	SIBOR - BBA	SGD	135,160	Apr 2017	HSBC	325	325
Pay	Capitaland Ltd.	SIBOR - BBA	SGD	30,020	Jun 2017	HSBC	483	483
Pay	China National Building Material Group Corp.	HIBOR	HKD	1,811,040	Apr 2017	HSBC	(8,172)	(8,172)
Pay	China National Building Material Group Corp.	HIBOR	HKD	334,180	Jun 2017	HSBC	(1,769)	(1,769)
Pay	China Resources Cement	HIBOR	HKD	2,360,700	Apr 2017	HSBC	(8,985)	(8,985)
Pay	City Develpments Ltd.	SIBOR - BBA	SGD	132,125	Apr 2017	HSBC	2,833	2,833
Pay	City Develpments Ltd.	SIBOR - BBA	SGD	35,022	Jun 2017	HSBC	1,380	1,380
Pay	Clicks Group Ltd.	JIBAR-SAFEX	ZAR	1,674,999	Apr 2017	HSBC	(3,927)	(3,927)
Pay	Clicks Group Ltd.	JIBAR-SAFEX	ZAR	217,499	Jun 2017	HSBC	206	206
Pay	Growthpoint Properties Ltd.	JIBAR-SAFEX	ZAR	1,549,620	Apr 2017	HSBC	(714)	(714)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       42

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unrealized appreciation (depreciation)	Market value
Pay	Growthpoint Properties Ltd.	JIBAR-SAFEX	ZAR	285,552	Jun 2017	HSBC	87	87
Pay	Henderson Land Development	HIBOR	HKD	714,350	Apr 2017	HSBC	(912)	(912)
Pay	Henderson Land Development	HIBOR	HKD	203,720	Jun 2017	HSBC	198	198
Pay	HongKong Land Holdings Ltd.	LIBOR - BBA	USD	103,887	Apr 2017	HSBC	1,389	1,389
Pay	HongKong Land Holdings Ltd.	LIBOR - BBA	USD	23,496	Jun 2017	HSBC	1,390	1,390
Pay	Hyprop Investments Ltd.	JIBAR-SAFEX	ZAR	1,468,258	Apr 2017	HSBC	(876)	(876)
Pay	Hyprop Investments Ltd.	JIBAR-SAFEX	ZAR	245,129	Jun 2017	HSBC	471	471
Pay	Kerry Properties Ltd.	HIBOR	HKD	652,050	Apr 2017	HSBC	(1,393)	(1,393)
Pay	Kerry Properties Ltd.	HIBOR	HKD	365,400	Jun 2017	HSBC	1,214	1,214
Pay	Massmart Holdings Ltd.	JIBAR-SAFEX	ZAR	1,314,221	Apr 2017	HSBC	(1,458)	(1,458)
Pay	Massmart Holdings Ltd.	JIBAR-SAFEX	ZAR	295,111	Jun 2017	HSBC	292	292
Pay	MR Price Group Ltd.	JIBAR-SAFEX	ZAR	1,282,462	Apr 2017	HSBC	2,457	2,457
Pay	MR Price Group Ltd.	JIBAR-SAFEX	ZAR	174,541	Jun 2017	HSBC	40	40
Pay	New World Development Ltd.	HIBOR	HKD	696,240	Apr 2017	HSBC	(1)	(1)
Pay	New World Development Ltd.	HIBOR	HKD	242,400	Jun 2017	HSBC	1,330	1,330
Pay	Pick N Pay Stores Ltd.	JIBAR-SAFEX	ZAR	1,572,135	Apr 2017	HSBC	1,272	1,272
Pay	Pick N Pay Stores Ltd.	JIBAR-SAFEX	ZAR	153,607	Jun 2017	HSBC	564	564
Pay	Redefine Properties Ltd.	JIBAR-SAFEX	ZAR	1,418,848	Apr 2017	HSBC	(3,036)	(3,036)
Pay	Redefine Properties Ltd.	JIBAR-SAFEX	ZAR	442,841	Jun 2017	HSBC	(430)	(430)
Pay	Shoprite Holdings Ltd.	JIBAR-SAFEX	ZAR	1,873,517	Apr 2017	HSBC	(4,415)	(4,415)
Pay	Shoprite Holdings Ltd.	JIBAR-SAFEX	ZAR	325,398	Jun 2017	HSBC	(642)	(642)
Pay	Sino Land Company	HIBOR	HKD	661,000	Apr 2017	HSBC	128	128
Pay	Sino Land Company	HIBOR	HKD	56,400	Jun 2017	HSBC	464	464
Pay	Sino Land Company	HIBOR	HKD	225,600	Jun 2017	HSBC	1,856	1,856
Pay	SPAR Group Ltd.	JIBAR-SAFEX	ZAR	1,520,860	Apr 2017	HSBC	464	464
Pay	SPAR Group Ltd.	JIBAR-SAFEX	ZAR	287,040	Jun 2017	HSBC	206	206
Pay	Sun Hung Kai Properties	HIBOR	HKD	684,000	Apr 2017	HSBC	(1,393)	(1,393)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       43

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unrealized appreciation (depreciation)	Market value
Pay	Sun Hung Kai Properties	HIBOR	HKD	233,800	Jun 2017	HSBC	283	283
Pay	The Foschini Group Ltd.	JIBAR-SAFEX	ZAR	1,627,084	Apr 2017	HSBC	(2,770)	(2,770)
Pay	The Foschini Group Ltd.	JIBAR-SAFEX	ZAR	218,670	Jun 2017	HSBC	67	67
Pay	Truworths International Ltd.	JIBAR-SAFEX	ZAR	1,430,270	Apr 2017	HSBC	2,230	2,230
Pay	Truworths International Ltd.	JIBAR-SAFEX	ZAR	188,670	Jun 2017	HSBC	24	24
Pay	UOL Group Ltd	SIBOR - BBA	SGD	141,520	Apr 2017	HSBC	2,292	2,292
Pay	UOL Group Ltd	SIBOR - BBA	SGD	28,866	Jun 2017	HSBC	(32)	(32)
Pay	Wharf Holdings Ltd.	HIBOR	HKD	767,200	Apr 2017	HSBC	(6,319)	(6,319)
Pay	Wharf Holdings Ltd.	HIBOR	HKD	170,550	Jun 2017	HSBC	(561)	(561)
Pay	Sainsbury PLC	LIBOR - BBA	GBP	58,464	Sep 2017	Societe Generale Paris	(2,970)	(2,970)
Pay	WM Morrison Supermarkets	LIBOR - BBA	GBP	29,034	Sep 2017	Societe Generale Paris	434	434
Pay	Total Return Basket	LIBOR - BBA	USD	1,435,278	Sep 2017	BNP Paribas Securities Corp.	(151,173)	(151,173)
Pay	Total Return Basket	LIBOR - BBA	USD	295,817	Apr 2017	HSBC	(5,657)	(5,657)
							($289,718)	($289,718)

The following are abbreviations for the table above:
BBA	The British Bankers' Association
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
SAFEX	South African Futures Exchange
SIBOR	Singapore Interbank Offered Rate

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the period ended October 31, 2016, the fund used variance swaps to maintain diversity and liquidity of the fund and to manage against anticipated changes in securities markets/volatility. The fund held variance swaps with total USD notional amounts ranging up to $78.6 thousand, as measured at period end. The following table summarizes the variance swap contracts held as of October 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       44

Counterparty	Reference Entity	Currency	Notional Amount	USD Notional Amount	Pay/ Receive Variance	Maturity Date	Volatility Strike Price	Unrealized Appreciation (Depreciation)	Market Value
Societe Generale Paris	Russell 2000	USD	39,300	$39,300	Receive	Dec 2017	25.20%	($92,944)	($92,944)
Societe Generale Paris	S&P 500 Index	USD	39,300	39,300	Pay	Dec 2017	21.70%	98,590	98,590
				$78,600				$5,646	$5,646

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the period ended October 31, 2016 to manage duration of the fund, maintain diversity of the fund and manage against anticipated changes in inflation. The fund held inflation swap contracts with total U.S. dollar notional values ranging up to $10.8 million, as measured at each quarter end. The following table summarizes the inflation swap contracts held as of October 31, 2016:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Morgan Stanley & Co., Inc.	9,440,000	USD	$9,440,000	USD - Non-Revised CPI	Fixed 1.490%	Sep 2021	($171,543)	($171,543)
Morgan Stanley & Co., Inc.	1,370,000	USD	1,370,000	Fixed 1.8975%	USD - Non-Revised CPI	Sep 2046	94,761	94,761
			$10,810,000				($76,782)	($76,782)

The following is abbreviation for the table above:
CPI	Consumer Price Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$394,371	($313,349)
Interest rate	Swap contracts, at value	Interest rate swaps^	195,614	(355,454)
Interest rate	Swap contracts, at value	Inflation swaps^	94,761	(171,543)
Credit	Swap contracts, at value	Credit default swaps^	219,590	(102,315)
Equity	Swap contracts, at value	Variance swaps^	98,590	(92,944)
Equity	Swap contracts, at value	Total return swaps^	30,423	(320,141)
Equity	Receivable/payable for futures	Futures†	588,952	(246,155)
Equity	Investments, at value*	Purchased options	113,375	—
Foreign currency	Written options, at value	Written options	—	(211,004)
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency contracts	Forward foreign currency contracts	1,100,004	(421,306)
			$2,835,680	($2,234,211)

* Purchased options are included in the fund's investments.

^Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

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For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Foreign forward currency contracts	$1,100,004	($421,306)
Purchased options	113,375	—
Written options	—	(211,004)
Inflation swaps	94,761	(171,543)
Total return swaps	30,423	(320,141)
Variance swaps	98,590	(92,944)
Totals	$1,437,153	($1,216,938)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	$8,719	—	—	$8,719
BNP Paribas	(67,633)	—	—	(67,633)
Citigroup	(7,647)	—	—	(7,647)
Detusche Bank	1,024	—	—	1,024
Goldman Sachs	1,399	—	—	1,399
HSBC	(174,185)	$259,039	$257,969	(175,255)
JPMorgan Chase	158,255	—	—	158,255
Merrill Lynch	375,319	200,000	—	175,319
Morgan Stanley	(78,146)	—	—	(78,146)
Societe Generale Paris	3,110	—	—	3,110
Totals	$220,215	$459,039	$257,969	$19,145

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2016:

Risk	Statement of operations location	Investments and foreign currency transactions[1]	Futures contracts	Written options	Swap contracts	Investments and foreign currency transactions[2]	Total
Interest rate	Net realized gain (loss)	($2,650)	($510,420)	($8,475)	($377,383)	—	($898,928)
Credit	Net realized gain (loss)	—	—	—	(7,440)	—	(7,440)
Equity	Net realized gain (loss)	(2,687)	(471,082)	10,240	92,483	—	(371,046)
Foreign currency	Net realized gain (loss)	—	—	(74,682)	—	($77,678)	(152,360)
Total		($5,337)	($981,502)	($72,917)	($292,340)	($77,678)	($1,429,774)

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2016:

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Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Credit	Change in unrealized appreciation (depreciation)	—	—	—	($65,784)	—	($65,784)
Equity	Change in unrealized appreciation (depreciation)	($73,679)	$342,797	—	(284,072)	—	(14,954)
Foreign currency	Change in unrealized appreciation (depreciation)	—	—	($136,074)	—	$678,698	542,624
Interest rate	Change in unrealized appreciation (depreciation)	—	81,022	—	244,361	—	325,383
Total		($73,679)	$423,819	($136,074)	($105,495)	$678,698	$787,269

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.550% of the first $500 million of the fund's average daily net assets; and (b) 1.500% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Standard Life Investment (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 1.62% of average annual net assets (on an annualized basis). For purposes of this agreement, "expenses of the fund" means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary

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course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the period ended October 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$494	Class R6	$504
Class C	495	Class NAV	241,316
Class I	494	Total	$243,303

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2016 were equivalent to a net annual effective rate of 0.63% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. For the period ended October 31, 2016, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2016, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond

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Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$135	$68
Class C	539	68
Class I	—	61
Class R6	—	10
Total	$674	$207

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2016 were as follows:

		Period ended 10-31-16[1]
	Shares	Amount
Class A shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class C shares
Sold	10,170	$101,650
Net increase	10,170	$101,650
Class I shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R6 shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class NAV shares
Sold	4,918,816	$49,174,964
Repurchased	(31,546)	(306,310)
Net increase	4,887,270	$48,868,654
Total net increase	4,927,440	$49,270,304

1 Period from 4-13-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 100%, 98%, 100%, 100% and 100% of shares beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $40,051,194 and $9,227,520, respectively, for the period ended October 31, 2016.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2016, within the John Hancock group of funds complex, John Hancock Funds II Lifestyle Aggressive Portfolio had an affiliated ownership of 5% or more at 99.2% of the fund's net assets.

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.  Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Focused Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Focused Strategies Fund (the "Fund") at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period April 13, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on March 8-10, 2016, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Global Focused Strategies Fund (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and Standard Life Investments (Corporate Funds) Limited (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at their September 14-16, 2015 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day

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operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also considered that a composite of comparable accounts managed by the Subadvisor outperformed an applicable benchmark and the average of a comparable peer group for the 3- month, 1-year, and 2-year periods ended December 31, 2015. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median. The Board also noted that the New Fund's anticipated net total expenses were below the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into

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account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the performance of comparable funds, as applicable, managed by the New Fund's Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	Information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and

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the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contract sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest that Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	a composite of comparable accounts managed by the Subadvisor outperformed an applicable benchmark and the average of a comparable peer group for the 3-month, 1-year, and 2-year periods ended December 31, 2015;
(3)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(4)	that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       57

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       58

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       59

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       60

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       61

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, Inc.

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL FOCUSED STRATEGIES FUND       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Focused Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327095	462A 10/16 12/16

John Hancock

ESG All Cap Core Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG All Cap Core Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
10	Financial statements
13	Financial highlights
17	Notes to financial statements
23	Auditor's report
24	Tax information
25	Evaluation of advisory and subadvisory agreements by the Board of Trustees
30	Trustees and Officers
34	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

SECTOR COMPOSITION AS OF 10/31/16 (%)

Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. The fund's ESG policy could cause it to perform differently than similar funds that do not have such a policy. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       2

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Alphabet, Inc., Class A	3.3
Reinsurance Group of America, Inc.	2.4
Cigna Corp.	2.1
Microsoft Corp.	2.1
PayPal Holdings, Inc.	1.9
Xylem, Inc.	1.8
Bank of America Corp.	1.8
American Water Works Company, Inc.	1.8
EOG Resources, Inc.	1.8
NXP Semiconductors NV	1.7
TOTAL	20.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 6, 2016, with the same investment held until October 31, 2016.

	Account value on 6-6-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,014.00	$4.81	1.19%
Class C	1,000.00	1,011.00	7.83	1.94%
Class I	1,000.00	1,015.00	3.72	0.92%
Class R6	1,000.00	1,016.00	3.28	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       4

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[2]	Annualized expense ratio
Class A	$1,000.00	$1,019.20	$6.04	1.19%
Class C	1,000.00	1,015.40	9.83	1.94%
Class I	1,000.00	1,020.50	4.67	0.92%
Class R6	1,000.00	1,021.10	4.12	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 147/366 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       5

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 97.0%		$15,010,440
(Cost $14,906,593)
Consumer discretionary 10.9%		1,689,571
Auto components 1.3%
Adient PLC (I)	473	21,526
BorgWarner, Inc.	5,239	187,766
Hotels, restaurants and leisure 1.9%
Panera Bread Company, Class A (I)	780	148,793
Starbucks Corp.	2,631	139,627
Internet and direct marketing retail 1.1%
The Priceline Group, Inc. (I)	113	166,588
Media 1.0%
Discovery Communications, Inc., Series A (I)	5,773	150,733
Multiline retail 1.7%
Target Corp.	3,841	263,992
Specialty retail 3.1%
The Home Depot, Inc.	2,142	261,345
The TJX Companies, Inc.	3,084	227,445
Textiles, apparel and luxury goods 0.8%
VF Corp.	2,246	121,756
Consumer staples 8.0%		1,246,023
Food and staples retailing 4.0%
Costco Wholesale Corp.	892	131,900
CVS Health Corp.	2,164	181,992
United Natural Foods, Inc. (I)	3,746	156,358
Whole Foods Market, Inc.	5,406	152,936
Food products 1.4%
McCormick & Company, Inc.	2,227	213,502
Household products 1.6%
The Procter & Gamble Company	2,872	249,290
Personal products 1.0%
Unilever NV	3,827	160,045
Energy 5.6%		865,526
Energy equipment and services 0.3%
National Oilwell Varco, Inc.	1,187	38,103
Oil, gas and consumable fuels 5.3%
Apache Corp.	2,875	171,005
EOG Resources, Inc.	3,027	273,701
Hess Corp.	1,868	89,608

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       6

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	2,149	$93,675
Spectra Energy Corp.	4,770	199,434
Financials 13.3%		2,053,303
Banks 7.2%
Bank of America Corp.	17,130	282,645
East West Bancorp, Inc.	4,987	197,036
First Republic Bank	2,676	199,175
KeyCorp	18,507	261,319
The PNC Financial Services Group, Inc.	1,874	179,154
Capital markets 1.5%
Stifel Financial Corp. (I)	5,711	223,529
Insurance 4.6%
Aflac, Inc.	3,000	206,610
Chubb, Ltd.	1,100	139,700
Reinsurance Group of America, Inc.	3,376	364,135
Health care 13.6%		2,111,234
Biotechnology 2.5%
Celgene Corp. (I)	1,411	144,176
Five Prime Therapeutics, Inc. (I)	1,693	82,161
Gilead Sciences, Inc.	2,108	155,212
Health care equipment and supplies 4.0%
DENTSPLY SIRONA, Inc.	2,810	161,772
Hologic, Inc. (I)	4,918	177,097
Medtronic PLC	2,037	167,075
Zimmer Biomet Holdings, Inc.	1,143	120,472
Health care providers and services 3.0%
Cigna Corp.	2,760	327,971
Quest Diagnostics, Inc.	1,715	139,670
Health care technology 1.3%
Cerner Corp. (I)	3,412	199,875
Pharmaceuticals 2.8%
Johnson & Johnson	1,868	216,669
Merck & Company, Inc.	3,731	219,084
Industrials 12.1%		1,878,449
Aerospace and defense 1.0%
Hexcel Corp.	3,490	158,760
Building products 1.2%
Johnson Controls International PLC	4,730	190,714
Commercial services and supplies 0.7%
Interface, Inc.	6,439	102,058

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       7

	Shares	Value
Industrials (continued)
Construction and engineering 1.1%
Quanta Services, Inc. (I)	5,630	$161,863
Electrical equipment 2.6%
ABB, Ltd., ADR (I)	7,599	156,919
Acuity Brands, Inc.	547	122,293
Eaton Corp. PLC	2,036	129,836
Machinery 4.5%
Illinois Tool Works, Inc.	1,651	187,504
Wabtec Corp.	2,972	229,765
Xylem, Inc.	5,900	285,147
Road and rail 1.0%
JB Hunt Transport Services, Inc.	1,882	153,590
Information technology 21.6%		3,337,581
Communications equipment 4.4%
Cisco Systems, Inc.	6,180	189,602
F5 Networks, Inc. (I)	1,763	243,664
Palo Alto Networks, Inc. (I)	1,642	252,589
Internet software and services 3.3%
Alphabet, Inc., Class A (I)	633	512,668
IT services 1.9%
PayPal Holdings, Inc. (I)	6,880	286,621
Semiconductors and semiconductor equipment 4.6%
First Solar, Inc. (I)	2,831	114,627
Maxim Integrated Products, Inc.	5,256	208,295
NXP Semiconductors NV (I)	2,648	264,800
Xilinx, Inc.	2,404	122,291
Software 7.4%
Adobe Systems, Inc. (I)	1,722	185,132
ANSYS, Inc. (I)	2,219	202,706
Citrix Systems, Inc. (I)	2,408	204,198
Microsoft Corp.	5,317	318,595
salesforce.com, Inc. (I)	3,084	231,793
Materials 2.8%		433,025
Chemicals 1.0%
Ecolab, Inc.	1,299	148,307
Containers and packaging 1.8%
Owens-Illinois, Inc. (I)	9,026	174,202
Sealed Air Corp.	2,422	110,516
Real estate 3.2%		492,023
Equity real estate investment trusts 3.2%
AvalonBay Communities, Inc.	1,341	229,552

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       8

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Federal Realty Investment Trust	913	$132,595
HCP, Inc.	3,792	129,876
Telecommunication services 2.9%		444,180
Diversified telecommunication services 2.9%
SBA Communications Corp., Class A (I)	1,953	221,236
Verizon Communications, Inc.	4,635	222,944
Utilities 3.0%		459,525
Multi-utilities 1.2%
National Grid PLC, ADR	2,719	177,877
Water utilities 1.8%
American Water Works Company, Inc.	3,804	281,648
Total investments (Cost $14,906,593)† 97.0%		$15,010,440
Other assets and liabilities, net 3.0%		$469,889
Total net assets 100.0%		$15,480,329

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $14,906,593. Net unrealized appreciation aggregated to $103,847, of which $645,617 related to appreciated investment securities and $541,770 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $14,906,593)	15,010,440
Cash	471,639
Dividends and interest receivable	10,193
Receivable due from advisor	3,845
Other receivables and prepaid expenses	80,233
Total assets	15,576,350
Liabilities
Professional fees payable	28,145
Registration and filing fees payable	61,521
Payable to affiliates
Accounting and legal services fees	815
Transfer agent fees	1,488
Trustees' fees	6
Other liabilities and accrued expenses	4,046
Total liabilities	96,021
Net assets	$15,480,329
Net assets consist of
Paid-in capital	$15,246,270
Undistributed net investment income	86,010
Accumulated net realized gain (loss) on investments	44,202
Net unrealized appreciation (depreciation) on investments	103,847
Net assets	$15,480,329

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($4,318,975 ÷ 425,824 shares)[1]	$10.14
Class C ($910,091 ÷ 90,000 shares)[1]	$10.11
Class I ($9,337,045 ÷ 919,607 shares)	$10.15
Class R6 ($914,218 ÷ 90,000 shares)	$10.16
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.67

1  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       10

STATEMENT OF OPERATIONS  For the period ended 10-31-16 1

Investment income
Dividends	$134,536
Interest	569
Less foreign taxes withheld	(376)
Total investment income	134,729
Expenses
Investment management fees	46,094
Distribution and service fees	7,952
Accounting and legal services fees	1,088
Transfer agent fees	6,936
Trustees' fees	75
State registration fees	262
Printing and postage	3,634
Professional fees	28,389
Custodian fees	2,829
Registration and filing fees	53,003
Other	2,452
Total expenses	152,714
Less expense reductions	(88,111)
Net expenses	64,603
Net investment income	70,126
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	44,202
Change in net unrealized appreciation (depreciation) of investments	103,847
Net realized and unrealized gain	148,049
Increase in net assets from operations	$218,175

1	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       11

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$70,126
Net realized gain	44,202
Change in net unrealized appreciation (depreciation)	103,847
Increase in net assets resulting from operations	218,175
From fund share transactions	15,262,154
Total increase	15,480,329
Net assets
Beginning of period	—
End of period	$15,480,329
Undistributed net investment income	$86,010

1	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       12

Financial highlights

Class A Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.14
Net asset value, end of period	$10.14
Total return (%)3.4	1.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.62	[6]
Expenses including reductions	1.19	[6]
Net investment income	0.47	[7]
Portfolio turnover (%)	13

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.
7	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       13

Class C Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return (%)[3,4]	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.37	[6]
Expenses including reductions	1.94	[6]
Net investment income	(0.28	) [7]
Portfolio turnover (%)	13

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.
6	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       14

Class I Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.05
Net realized and unrealized gain (loss) on investments	0.10
Total from investment operations	0.15
Net asset value, end of period	$10.15
Total return (%)[3]	1.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	2.36	[5]
Expenses including reductions	0.92	[5]
Net investment income	0.74	[6]
Portfolio turnover (%)	13

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       15

Class R6 Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.06
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.16
Net asset value, end of period	$10.16
Total return (%)[3]	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.26	[5]
Expenses including reductions	0.81	[5]
Net investment income	0.84	[6]
Portfolio turnover (%)	13

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       16

Notes to financial statements

Note 1 — Organization

John Hancock ESG All Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund commenced operations on June 6, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including closed-end funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       17

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the period ended October 31, 2016, the fund had no borrowings under the line of credit. Commitment fees for the period ended October 31, 2016, were $711.

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       18

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the NAV of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $129,596 of undistributed ordinary income and $616 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to nondeductible stock offering costs.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.750% of the first $250 million of the fund's average daily net assets; (b) 0.725% of the next $250 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets, and (d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       19

assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.81% of average annual net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The limitation will continue in effect until February 28, 2018, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on annualized basis. The waiver expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the period ended October 31, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,618	Class R6	$5,317
Class C	5,240	Total	$88,111
Class I	52,936

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2016 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2016, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

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Sales charges. Class A shares are assessed up-front sales charges. During the period ended October 31, 2016, there were no up-front sale charges received by the Distributor for Class A shares.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2016, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,296	$2,168
Class C	3,656	461
Class I	—	4,241
Class R6	—	66
Total	$7,952	$6,936

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2016 were as follows:

		Period ended 10-31-16[1]
	Shares	Amount
Class A shares
Sold	426,794	$4,269,992
Repurchased	(970)	(10,055)
Net increase	425,824	$4,259,937
Class C shares
Sold	90,000	$900,000
Net increase	90,000	$900,000
Class I shares
Sold	919,607	$9,202,217
Net increase	919,607	$9,202,217

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		Period ended 10-31-16[1]
	Shares	Amount
Class R6 shares
Sold	90,000	$900,000
Net increase	90,000	$900,000
Total net increase	1,525,431	$15,262,154

1 Period from 6-6-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 99%, 100%, 98%, and 100% of shares of beneficial interest of Class A, Class C, Class I and Class R6, respectively, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $16,816,946 and $1,976,130, respectively, for the period ended October 31, 2016.

Note 7 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG Large Cap Core Fund (the "Fund") at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period June, 6, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on March 8-10, 2016, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock ESG All Cap Core Fund (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Trillium Asset Management, LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory arrangement in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       25

provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were lower than the peer group median, and that the New Fund's anticipated net total expenses were below the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       26

reimburse expenses with respect to the New Fund. The Board also noted management's discussion of certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

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(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the performance of comparable funds, as applicable, managed by the New Fund's Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	Information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       28

the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contract sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest that Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       32

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG ALL CAP CORE FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
466A 10/16 12/16

John Hancock

ESG Large Cap Core Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Large Cap Core Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
10	Financial statements
13	Financial highlights
17	Notes to financial statements
23	Auditor's report
24	Tax information
25	Evaluation of advisory and subadvisory agreements by the Board of Trustees
30	Trustees and Officers
34	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

SECTOR COMPOSITION AS OF 10/31/16 (%)

Large company stocks could fall out of favor. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. The fund's ESG policy could cause it to perform differently than similar funds that do not have such a policy. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       2

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Alphabet, Inc., Class A	3.5
Microsoft Corp.	2.6
Chubb, Ltd.	2.4
The Procter & Gamble Company	2.4
F5 Networks, Inc.	2.4
Verizon Communications, Inc.	2.3
Cisco Systems, Inc.	2.2
American Water Works Company, Inc.	2.1
Cigna Corp.	2.1
EOG Resources, Inc.	2.1
TOTAL	24.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 6, 2016, with the same investment held until October 31, 2016.

	Account value on 6-6-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,011.00	$4.81	1.19%
Class C	1,000.00	1,008.00	7.82	1.94%
Class I	1,000.00	1,012.00	3.72	0.92%
Class R6	1,000.00	1,013.00	3.27	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       4

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[2]	Annualized expense ratio
Class A	$1,000.00	$1,019.20	$6.04	1.19%
Class C	1,000.00	1,015.40	9.83	1.94%
Class I	1,000.00	1,020.50	4.67	0.92%
Class R6	1,000.00	1,021.10	4.12	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 147/366 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       5

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 97.2%		$15,013,071
(Cost $14,839,078)
Consumer discretionary 12.1%		1,872,630
Auto components 0.7%
Adient PLC (I)	386	17,567
BorgWarner, Inc.	2,693	96,517
Hotels, restaurants and leisure 1.3%
Panera Bread Company, Class A (I)	532	101,484
Starbucks Corp.	2,051	108,847
Household durables 1.4%
Newell Brands, Inc.	4,464	214,361
Internet and direct marketing retail 1.1%
The Priceline Group, Inc. (I)	114	168,062
Media 3.4%
Discovery Communications, Inc., Series A (I)	10,537	275,121
Time Warner, Inc.	2,784	247,748
Multiline retail 1.5%
Target Corp.	3,320	228,184
Specialty retail 1.9%
The Home Depot, Inc.	1,219	148,730
The TJX Companies, Inc.	1,942	143,223
Textiles, apparel and luxury goods 0.8%
VF Corp.	2,265	122,786
Consumer staples 9.4%		1,454,660
Food and staples retailing 3.6%
Costco Wholesale Corp.	553	81,772
CVS Health Corp.	1,842	154,912
United Natural Foods, Inc. (I)	5,059	211,163
Whole Foods Market, Inc.	4,103	116,074
Food products 1.4%
McCormick & Company, Inc.	2,252	215,899
Household products 2.4%
The Procter & Gamble Company	4,285	371,938
Personal products 2.0%
Unilever NV	7,243	302,902
Energy 5.6%		866,709
Oil, gas and consumable fuels 5.6%
Apache Corp.	4,000	237,920
EOG Resources, Inc.	3,515	317,826

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       6

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Hess Corp.	2,317	$111,146
Marathon Petroleum Corp.	4,584	199,817
Financials 11.3%		1,754,466
Banks 6.3%
Bank of America Corp.	14,131	233,162
Fifth Third Bancorp	8,459	184,068
KeyCorp	15,085	213,000
The PNC Financial Services Group, Inc.	1,646	157,358
Webster Financial Corp.	4,584	185,194
Insurance 5.0%
Aflac, Inc.	3,061	210,811
Chubb, Ltd.	2,957	375,539
Reinsurance Group of America, Inc.	1,811	195,334
Health care 15.0%		2,314,605
Biotechnology 3.3%
Biogen, Inc. (I)	326	91,339
Celgene Corp. (I)	1,467	149,898
Gilead Sciences, Inc.	1,894	139,455
Shire PLC, ADR	808	136,261
Health care equipment and supplies 5.2%
Becton, Dickinson and Company	1,162	195,111
DENTSPLY SIRONA, Inc.	1,551	89,291
Hologic, Inc. (I)	2,841	102,304
Medtronic PLC	2,543	208,577
Zimmer Biomet Holdings, Inc.	1,982	208,903
Health care providers and services 3.5%
Cigna Corp.	2,696	320,366
Quest Diagnostics, Inc.	2,669	217,363
Pharmaceuticals 3.0%
Johnson & Johnson	1,410	163,546
Merck & Company, Inc.	4,976	292,191
Industrials 10.7%		1,647,507
Air freight and logistics 1.4%
United Parcel Service, Inc., Class B	1,976	212,934
Building products 1.0%
Johnson Controls International PLC	3,860	155,635
Electrical equipment 3.9%
ABB, Ltd., ADR (I)	6,923	142,960
Acuity Brands, Inc.	602	134,589
Eaton Corp. PLC	4,976	317,320

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       7

	Shares	Value
Industrials (continued)
Machinery 2.5%
Illinois Tool Works, Inc.	1,431	$162,519
Wabtec Corp.	942	72,826
Xylem, Inc.	3,209	155,091
Professional services 0.7%
Verisk Analytics, Inc. (I)	1,367	111,479
Road and rail 1.2%
JB Hunt Transport Services, Inc.	2,232	182,154
Information technology 22.3%		3,438,814
Communications equipment 6.0%
Cisco Systems, Inc.	11,016	337,971
F5 Networks, Inc. (I)	2,669	368,882
Palo Alto Networks, Inc. (I)	1,377	211,824
Internet software and services 3.5%
Alphabet, Inc., Class A (I)	665	538,584
IT services 3.6%
Mastercard, Inc., Class A	2,773	296,766
PayPal Holdings, Inc. (I)	6,238	259,875
Semiconductors and semiconductor equipment 3.6%
Analog Devices, Inc.	1,999	128,136
First Solar, Inc. (I)	1,205	48,790
NXP Semiconductors NV (I)	2,354	235,400
Xilinx, Inc.	2,820	143,453
Software 4.8%
Adobe Systems, Inc. (I)	1,467	157,717
Citrix Systems, Inc. (I)	2,062	174,858
Microsoft Corp.	6,766	405,419
Technology hardware, storage and peripherals 0.8%
Apple, Inc.	1,155	131,139
Materials 1.6%		253,638
Chemicals 0.9%
Ecolab, Inc.	1,242	141,799
Containers and packaging 0.7%
Sealed Air Corp.	2,451	111,839
Real estate 3.7%		566,241
Equity real estate investment trusts 3.7%
AvalonBay Communities, Inc.	912	156,116
Federal Realty Investment Trust	1,421	206,372
HCP, Inc.	5,949	203,753

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       8

	Shares	Value
Telecommunication services 2.3%		$351,226
Diversified telecommunication services 2.3%
Verizon Communications, Inc.	7,302	351,226
Utilities 3.2%		492,575
Multi-utilities 1.0%
National Grid PLC, ADR	2,458	160,802
Water utilities 2.2%
American Water Works Company, Inc.	4,481	331,773
Total investments (Cost $14,839,078)† 97.2%		$15,013,071
Other assets and liabilities, net 2.8%		$427,220
Total net assets 100.0%		$15,440,291

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $14,839,078. Net unrealized appreciation aggregated to $173,993, of which $657,607 related to appreciated investment securities and $483,614 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Investments, at value (Cost $14,839,078)	$15,013,071
Cash	431,090
Dividends and interest receivable	12,288
Receivable due from advisor	4,013
Other receivables and prepaid expenses	81,763
Total assets	15,542,225
Liabilities
Professional fees payable	33,974
Registration and filing fees payable	61,521
Payable to affiliates
Accounting and legal services fees	813
Transfer agent fees	1,482
Trustees' fees	6
Other liabilities and accrued expenses	4,138
Total liabilities	101,934
Net assets	$15,440,291
Net assets consist of
Paid-in capital	$15,251,256
Undistributed net investment income	88,940
Accumulated net realized gain (loss) on investments	(73,898)
Net unrealized appreciation (depreciation) on investments	173,993
Net assets	$15,440,291

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($4,373,763 ÷ 432,542 shares)[1]	$10.11
Class C ($944,205 ÷ 93,659 shares)[1]	$10.08
Class I ($9,210,884 ÷ 909,951 shares)	$10.12
Class R6 ($911,439 ÷ 90,000 shares)	$10.13
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.64

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       10

STATEMENT OF OPERATIONS  For the for the period ended 10-31-16 1

Investment income
Dividends	$138,092
Interest	688
Less foreign taxes withheld	(711)
Total investment income	138,069
Expenses
Investment management fees	46,043
Distribution and service fees	8,043
Accounting and legal services fees	1,085
Transfer agent fees	6,932
Trustees' fees	75
State registration fees	262
Printing and postage	3,634
Professional fees	34,307
Custodian fees	2,856
Registration and filing fees	54,034
Other	2,449
Total expenses	159,720
Less expense reductions	(95,086)
Net expenses	64,634
Net investment income	73,435
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(73,898)
Change in net unrealized appreciation (depreciation) of investments	173,993
Net realized and unrealized gain	100,095
Increase in net assets from operations	$173,530

1	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       11

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$73,435
Net realized loss	(73,898)
Change in net unrealized appreciation (depreciation)	173,993
Increase in net assets resulting from operations	173,530
From fund share transactions	15,266,761
Total increase	15,440,291
Net assets
Beginning of period	—
End of Period	$15,440,291
Undistributed net investment income	$88,940

1	Period from 6-6-16 (commencement of operations) to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       12

Financial highlights

Class A Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return (%)[3,4]	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.73	[6]
Expenses including reductions	1.19	[6]
Net investment income	0.64	[6,7]
Portfolio turnover (%)	23

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       13

Class C Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.08
Net asset value, end of period	$10.08
Total return (%)[3,4]	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.48	[6]
Expenses including reductions	1.94	[6]
Net investment income	(0.11	) [6,7]
Portfolio turnover (%)	23

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       14

Class I Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.05
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	0.12
Net asset value, end of period	$10.12
Total return (%)[3]	1.20	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	2.47	[5]
Expenses including reductions	0.92	[5]
Net investment income	0.88	[5,6]
Portfolio turnover (%)	23

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       15

Class R6 Shares Period ended	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.06
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.13
Net asset value, end of period	$10.13
Total return (%)[3]	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.38	[5]
Expenses including reductions	0.81	[5]
Net investment income	0.99	[5,6]
Portfolio turnover (%)	23

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       16

Notes to financial statements

Note 1 — Organization

John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

The fund commenced operations on June 6, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       17

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2016, were $711. For the period ended October 31, 2016, the fund had no borrowings under the line of credit.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       18

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2016, the fund has a short-term capital loss carryfoward of $73,898 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $88,940 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to nondeductible stock offering costs.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       19

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund's average daily net assets; b) 0.725% of the next $250 million of the fund's average daily net assets; c) 0.700% of the next $500 million of the fund's average daily net assets; and d) 0.700% of the fund's average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.81% of average annual net assets (on an annualized basis) of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. The class expense waiver expires on February 28, 2018, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the period ended October 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$26,859	Class R6	$5,727
Class C	5,735	Total	$95,086
Class I	56,765

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2016 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       20

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. For the period ended October 31, 2016, no sales charges were assessed.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2016, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,337	$2,189
Class C	3,706	468
Class I	—	4,209
Class R6	—	66
Total	$8,043	$6,932

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       21

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2016 was as follows:

	Period ended 10-31-16[1]
	Shares	Amount
Class A shares
Sold	432,542	$4,327,513
Net increase	432,542	$4,327,513
Class C shares
Sold	93,659	$936,798
Net increase	93,659	$936,798
Class I shares
Sold	909,951	$9,102,450
Net increase	909,951	$9,102,450
Class R6 shares
Sold	90,000	$900,000
Net increase	90,000	$900,000
Total net increase	1,526,152	$15,266,761

1 Period from 6-6-16 (commencement of operations) to 10-31-16.

Affiliates of the fund owned 96%, 96%, 99% and 100% of shares of beneficial interest of Class A, Class C, Class I and Class R6, respectively, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $18,367,203 and $3,471,438, respectively, for the period ended October 31, 2016.

Note 7 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       22

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG Large Cap Core Fund (the "Fund") at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period June, 6, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2016

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       23

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       24

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on March 8-10, 2016, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock ESG Large Cap Core Fund (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Trillium Asset Management, LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory arrangement in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       25

provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were lower than the peer group median, and that the New Fund's anticipated net total expenses were below the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       26

reimburse expenses with respect to the New Fund. The Board also noted management's discussion of certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       27

(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the performance of comparable funds, as applicable, managed by the New Fund's Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	Information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       28

the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contract sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest that Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       30

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       31

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       32

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Trillium Asset Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG LARGE CAP CORE FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
467A 10/16 12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2016	October 31, 2015
John Hancock Balanced Fund	$39,107	$ 38,208
John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund)	35,615	34,749
John Hancock Disciplined Value International Fund	50,800	49,560
John Hancock Small Cap Core Fund	32,971	32,182
John Hancock Seaport Fund	57,895	56,381
John Hancock Value Equity Fund	33,336	30,740
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	29,693	28,999
John Hancock Emerging Markets Equity Fund	33,739	37,248
John Hancock Global Focused Strategies Fund*	82,372	-
John Hancock ESG All Cap Core Fund**	24,455	-
John Hancock ESG Large Cap Core Fund**	30,374	-
Total	$450,357	$ 308,067

*Commenced operations 4-13-16.

** Commenced operations 6-6-16.

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2016	October 31, 2015
John Hancock Balanced Fund	$427	$ 594
John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund)	427	594

John Hancock Disciplined International Value Fund	427	594
John Hancock Small Cap Core Fund	427	594
John Hancock Seaport Fund	427	594
John Hancock Value Equity Fund	427	594
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	427	594
John Hancock Emerging Markets Equity Fund	427	594
John Hancock Global Focused Strategies Fund*	427	-
John Hancock ESG All Cap Core Fund**	427	-
John Hancock ESG Large Cap Core Fund**	427	-
Total	$4,697	$ 4,752

*Commenced operations 4-13-16.

**Commenced operations 6-6-16.

In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended October 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2016	October 31, 2015
John Hancock Balanced Fund	$6,397	$ 3,500
John Hancock Fundamental Large Cap Core Fund (formerly known as John Hancock Large Cap Equity Fund)	3,647	3,500
John Hancock Disciplined International Value Fund	4,197	4,000
John Hancock Small Cap Core Fund	3,647	3,500
John Hancock Seaport Fund	3,647	3,500
John Hancock Value Equity Fund	3,647	3,500
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	3,647	3,500
John Hancock Emerging Markets Equity Fund	47	3,500
John Hancock Global Focused Strategies Fund*	3,647	-
John Hancock ESG All Cap Core Fund**	3,647	-
John Hancock ESG Large Cap Core Fund**	3,647	-
Total	$39,817	$ 28,500

*Commenced operations 4-13-16.

**Commenced operations 6-6-16.

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2016 and 2015 amounted to the following:

Fund	October 31, 2016	October 31, 2015
John Hancock Balanced Fund	$109	$4,415
John Hancock Fundamental Large Cap Core Fund (formerly known as Large Cap Equity Fund)	6,609	1,715

John Hancock Disciplined International Value Fund	109	215
John Hancock Small Cap Core Fund	24	119
John Hancock Seaport Fund	109	215
John Hancock Value Equity Fund	109	215
John Hancock Enduring Assets Fund (formerly known as John Hancock Enduring Equity Fund)	109	215
John Hancock Emerging Markets Equity Fund	109	119
John Hancock Global Focused Strategies Fund *	24	-
John Hancock ESG All Cap Core Fund**	24	-
John Hancock ESG Large Cap Core Fund**	24	-
Total	$7,359	$7,228

*Commenced operations 4-13-16.

**Commenced operations 6-6-16.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2016 and 2015 amounted to the following:

Trust	October 31, 2016	October 31, 2015
John Hancock Investment Trust	$ 4,630,433	$ 7,157,379

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2016